Exhibit 10.2

Execution Version

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of May 2, 2023 is entered into by and among APTARGROUP, INC., a Delaware corporation (the “Company”), APTARGROUP UK HOLDINGS LIMITED, a private limited company organized under the laws of England (the “UK Borrower”; together with the Company, collectively, the “Borrowers” and each a “Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement described below) (in such capacity, the “Administrative Agent”) and in its capacity as the maker of swingline loans (in such capacity, the “Swingline Lender”), and each of the Lenders signatory hereto. Each capitalized term used and not otherwise defined in this Amendment has the definition specified in the Credit Agreement described below.
WITNESSETH:
WHEREAS, the Borrowers, the Administrative Agent and the Lenders party thereto have entered into that certain Amended and Restated Credit Agreement dated as of June 30, 2021 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), pursuant to which the Lenders have made available to the Borrowers certain senior credit facilities;
WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that it desires to amend the Existing Credit Agreement as set forth herein; and
WHEREAS, the Administrative Agent, the Swingline Lender and the Lenders party hereto are willing to so amend the Existing Credit Agreement on the terms and conditions contained in this Amendment;
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:
1.Amendments to Existing Credit Agreement. Subject to the terms and conditions set forth herein, the Existing Credit Agreement is hereby amended as follows (the Existing Credit Agreement as so amended, the “Credit Agreement”):
(a) the Existing Credit Agreement (excluding the Annexes, Schedules and Exhibits thereto) is hereby amended to (i) delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~), (ii) add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) and (iii) move the green double-underlined text (indicated textually in the same manner as the following example: double-underlined text), in each case, as set forth in the form thereof attached hereto as Annex A; and
(b)Exhibit A (Borrowing Notice) to the Existing Credit Agreement is hereby amended and restated in the form attached hereto as Annex B.
The amendments set forth in this Section 1 are limited to the extent specifically set forth above and no other terms, covenants or provisions of the Existing Credit Agreement are intended to be affected hereby.
2.Effectiveness; Condition Precedent. The effectiveness of this Amendment and the amendments provided in Section 1 are subject to the Administrative Agent’s receipt of this Amendment, duly executed by the Borrowers, the Administrative Agent and the Lenders.
3.Representations and Warranties. In order to induce the Administrative Agent, the Swingline Lender and the Lenders to enter into this Amendment, each Borrower represents and warrants to the Administrative Agent, the Swingline Lender and the Lenders as follows:

172104800

(a)The representations and warranties made by it in Section 5 of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except that (i) if a qualifier relating to materiality or Material Adverse Effect applies, such representation or warranty is true and correct in all respects, (ii) if such representation or warranty specifically refers to an earlier date, such representation or warranty is true and correct in all material respects as of such earlier date (except that if a qualifier relating to materiality or Material Adverse Effect applies, such representation or warranty is true and correct in all respects as of such earlier date), (iii) for purposes of this Amendment, the representations and warranties contained in Section 5.9 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a)(i) and (ii), respectively, of Section 6.6 of the Credit Agreement and (iv) for purposes of Section 5.16, such representation and warranty shall be deemed made after giving effect to this Amendment;
(b)This Amendment has been duly authorized, executed and delivered by each Borrower and constitutes a legal, valid and binding obligation of each Borrower, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and
(c)After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing or will exist.
4.Outstanding Loans. Upon the effectiveness of this Amendment, (a) all Base Rate Loans (as defined in the Existing Credit Agreement) then outstanding under the Existing Credit Agreement shall continue as Base Rate Loans under the Credit Agreement subject to the definition of “Base Rate” as defined in the Credit Agreement, (b) all Swingline Loans (as defined in the Existing Credit Agreement) then outstanding under the Existing Credit Agreement shall continue as Swingline Loans under the Credit Agreement subject to the terms thereof, (c) all Daily Simple RFR Loans (as defined in the Existing Credit Agreement) then outstanding under the Existing Credit Agreement shall continue as Daily Simple RFR Loans under the Credit Agreement subject to the terms thereof (d) all Eurocurrency Rate Loans (as defined in the Existing Credit Agreement) denominated in Alternative Currencies then outstanding under the Existing Credit Agreement shall continue as Eurocurrency Rate Loans in Alternative Currencies under the Credit Agreement subject to the terms thereof and (e) all Eurocurrency Rate Loans (as defined in the Existing Credit Agreement) denominated in Dollars then outstanding under the Existing Credit Agreement shall continue as Eurocurrency Rate Loans in Dollars (as defined in the Existing Credit Agreement) under the Credit Agreement (but subject to the applicable interest rate terms (including breakage) with respect thereto under the Existing Credit Agreement) solely for the duration of the existing Interest Periods applicable thereto as of the effective date of this Amendment; it being understood that such Eurocurrency Rate Loans and Interest Periods are not being renewed or extended as a result of this Amendment or the Credit Agreement and upon the expiration or earlier termination of such Interest Periods such Eurocurrency Rate Loans shall become either Base Rate Loans, Daily Simple RFR Loans or Term SOFR Loans (each as defined in the Credit Agreement), in each case as selected by the Borrower in accordance with the provisions of the Credit Agreement.
5.Entire Agreement. This Amendment, together with the Credit Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 9.1 of the Credit Agreement.
6.Full Force and Effect of Amendment. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Credit Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.
    2
172104800

7.Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, facsimile or other electronic transmission (including .pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.
8.Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York.
9.Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.
10.References. All references in any of the Credit Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby and as from time to time hereafter further amended, modified, supplemented, restated or amended and restated.
11.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each Borrower, the Administrative Agent, the Swingline Lender, each Lender and their respective successors and assignees to the extent such assignees are permitted assignees as provided in Section 9.6 of the Credit Agreement.
[Signature pages follow.]

    3
172104800

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Amended and Restated Credit Agreement to be executed as of the date first above written.
BORROWERS:
APTARGROUP, INC.
By: /s/ Robert W. Kuhn
Name:    Robert W. Kuhn
Title:    Executive Vice President & Chief Financial Officer

APTARGROUP UK HOLDINGS LIMITED
By: /s/ Robert W. Kuhn
Name:    Robert W. Kuhn
Title:    Director

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page
172104800

ADMINISTRATIVE AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent
By: /s/ Andrew Payne
Name:    Andrew Payne
Title:    Managing Director

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page
172104800

LENDERS:
WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and Swingline Lender
By: /s/ Andrew Payne
Name:    Andrew Payne
Title:    Managing Director

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page
172104800

BANK OF AMERICA, N.A., as a Lender

By: /s/ Erron Powers
Name:    Erron Powers
Title:    Director

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page
172104800

HSBC BANK USA, N.A., as a Lender

By: /s/ Jillian Clemons
Name:    Jillian Clemons
Title:    Senior Vice President

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page
172104800

JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ Marlon Mathews
Name:    Marlon Mathews
Title:    Executive Director

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page
172104800

BNP PARIBAS, as a Lender

By: /s/ Richard Pace
Name:    Richard Pace
Title:    Managing Director

By: /s/ Michael Lefkowitz
Name:    Michael Lefkowitz
Title:    Director

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page
172104800

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By: /s/ Ming K. Cha
Name:    Ming K. Cha
Title:    Director

By: /s/ Marko Lukin
Name:    Marko Lukin
Title:    Vice President

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page
172104800

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Donna Benson
Name:    Donna Benson
Title:    Assistant Vice President

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page
172104800

SOCIETE GENERALE, LONDON BRANCH, as a Lender

By: /s/ Tom Hill
Name:    Tom Hill
Title:    Managing Director

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page
172104800

SOCIETE GENERALE, as a Lender

By: /s/ Philippe Madar
Name:    Philippe Madar
Title:    Head of European Corporate Coverage

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page
172104800

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Ronald W. Denno
Name:    Ronald W. Denno
Title:    Vice President

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page
172104800

BANCO BILBAO VIZCAYA ARGENTARIA, S.A., LONDON BRANCH, as a Lender

By: /s/ Pedro Garrido
Name:    Pedro Garrido
Title:    Executive Director

By: /s/ Karla Ceño
Name:    Karla Ceño
Title:    Director

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page
172104800

THE NORTHERN TRUST COMPANY, as a Lender

By: /s/ Mike Fornal
Name:    Mike Fornal
Title:    Senior Vice President

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page
172104800

Annex A

Credit Agreement

See attached.
172104800

~~Execution Version~~Exhibit A to Amendment No. 1
Published CUSIP Number: 03833HAE9
Revolving Credit CUSIP Number: 03833HAF6
Term Loan CUSIP Number: 03833HAH2

AMENDED AND RESTATED CREDIT AGREEMENT
dated as of June 30, 2021,
    by and among
APTARGROUP, INC.
and
APTARGROUP UK HOLDINGS LIMITED,
as Borrowers,
the Lenders referred to herein,
as Lenders,
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and Swingline Lender,
BANK OF AMERICA, N.A.,
HSBC BANK USA, N.A.
and
JPMORGAN CHASE BANK, N.A.,
as Co-Syndication Agents,

BNP PARIBAS,
DEUTSCHE BANK AG NEW YORK BRANCH,
PNC BANK, NATIONAL ASSOCIATION,
SOCIETE GENERALE,
SOCIETE GENERALE, LONDON BRANCH,
and
U.S. BANK NATIONAL ASSOCIATION,
as Documentation Agents

WELLS FARGO SECURITIES, LLC,
HSBC BANK USA, N.A.,
JPMORGAN CHASE BANK, N.A.
and
BOFA SECURITIES, INC.,
as Joint Lead Arrangers and Joint Bookrunners

172104678

Page

Section 1 - DEFINITIONS; INTERPRETATION.    1
Section 1.1    Definitions    1
Section 1.2    Other Interpretive Provisions    ~~39~~35
Section 1.3    Accounting Terms.    ~~39~~36
Section 1.4    Rounding    ~~40~~36
Section 1.5    References to Agreements and Laws    ~~40~~36
Section 1.6    Times of Day    ~~40~~37
Section 1.7    Exchange Rates; Currency Equivalents.    ~~40~~37
Section 1.8    Additional Alternative Currencies.    ~~40~~37
Section 1.9    Change of Currency.    ~~41~~38
Section 1.10    Rates.~~.    42~~38
Section 1.11    Divisions.    ~~42~~39
Section 2 - THE COMMITMENTS AND CREDIT EXTENSIONS.    ~~43~~39
Section 2.1    Commitments    ~~43~~39
Section 2.2    Borrowings, Conversions and Continuations of Loans.    ~~45~~42
Section 2.3    Prepayments    ~~47~~44
Section 2.4    Termination or Reduction of Commitments    ~~48~~45
Section 2.5    Repayment of Loans    ~~49~~45
Section 2.6    Interest.    ~~49~~45
Section 2.7    Fees.    ~~49~~46
Section 2.8    Computation of Interest and Fees    ~~50~~47
Section 2.9    Evidence of Debt    ~~50~~47
Section 2.10    Payments Generally; Administrative Agent’s Clawback.    ~~51~~47
Section 2.11    Sharing of Payments by Lenders    ~~52~~49
Section 2.12    Defaulting Lenders.    ~~53~~50
Section 2.13    Extension of Maturity Date.    ~~55~~52
Section 2.14    Increase in Commitments.    ~~57~~53
Section 2.15    Cash Collateral    ~~59~~55
Section 2.16    Margin Stock    ~~59~~56
Section 2.17    Nature of Obligations; Company as Borrowing Agent.    ~~59~~56
Section 3 - TAXES, YIELD PROTECTION AND ILLEGALITY.    ~~60~~56
Section 3.1    Taxes    ~~60~~56
Section 3.2    Illegality    ~~64~~61
Section 3.3    Changed Circumstances.    ~~65~~61
Section 3.4    Increased Costs Generally    ~~70~~65
Section 3.5    Compensation for Losses    ~~71~~66
Section 3.6    Mitigation Obligations; Replacement of Lenders.    ~~72~~67
Section 3.7    Alternative Currencies    ~~73~~68
Section 3.8    Survival    ~~73~~68
Section 4 - CONDITIONS PRECEDENT.    ~~74~~69
Section 4.1    Conditions to Closing and Initial Loans    ~~74~~69
Section 4.2    All Borrowings    ~~75~~70
Section 5 - REPRESENTATIONS AND WARRANTIES.    ~~76~~71
Section 5.1    Organization~~.    76~~71
Section 5.2    Corporate Power and Authority    ~~76~~71
Section 5.3    No Violation    ~~76~~71
Section 5.4    Governmental Authorization    ~~77~~72
Section 5.5    Litigation    ~~77~~72
Section 5.6    Use of Proceeds; Margin Regulations.    ~~77~~72

-i-

172104678

(continued)
Page

Section 5.7    Investment Company Act    ~~77~~72
Section 5.8    Disclosure    ~~77~~72
Section 5.9    Financial Statements    ~~78~~73
Section 5.10    No Material Adverse Effect    ~~78~~73
Section 5.11    Taxes    ~~78~~73
Section 5.12    ERISA Compliance    ~~78~~73
Section 5.13    Intellectual Property    ~~79~~74
Section 5.14    Compliance with Statutes, Etc    ~~79~~74
Section 5.15    Environmental Matters~~..    79~~74
Section 5.16    No Default    ~~80~~74
Section 5.17    Anti-Corruption Laws; Anti-Money Laundering Laws and Sanctions.    ~~80~~74
Section 5.18    Representations as to Foreign Obligors.    ~~80~~75
Section 5.19    Centre of Main Interests    ~~81~~76
Section 6 - COVENANTS.    ~~81~~76
Section 6.1    Existence    ~~81~~76
Section 6.2    Maintenance    ~~81~~76
Section 6.3    Taxes    ~~82~~77
Section 6.4    ERISA    ~~82~~77
Section 6.5    Insurance    ~~83~~77
Section 6.6    Financial Reports and Other Information.    ~~83~~78
Section 6.7    Lender Inspection Rights    ~~85~~80
Section 6.8    Conduct of Business    ~~86~~81
Section 6.9    Limitation on Certain Restrictions on Subsidiaries    ~~86~~81
Section 6.10    Mergers, Consolidations and Asset Sales.    ~~86~~81
Section 6.11    [Reserved]    ~~87~~82
Section 6.12    Liens    ~~87~~82
Section 6.13    Debt    ~~89~~84
Section 6.14    Advances, Acquisitions, Investments and Loans    ~~91~~85
Section 6.15    Dividends and Other Shareholder Distributions    ~~92~~86
Section 6.16    Financial Covenants    ~~92~~87
Section 6.17    Transactions with Affiliates    ~~92~~87
Section 6.18    Compliance with Laws    ~~93~~88
Section 6.19    Approvals and Authorizations    ~~93~~88
Section 6.20    Compliance with Anti-Corruption Laws; Anti-Money Laundering Laws and Sanctions    ~~93~~88
Section 6.21    Additional Subsidiary Guarantors    ~~93~~88
Section 6.22    Ownership of UK Borrower    ~~94~~89
Section 7 - EVENTS OF DEFAULT AND REMEDIES.    ~~94~~89
Section 7.1    Events of Default    ~~94~~89
Section 7.2    Remedies upon Event of Default    ~~96~~91
Section 7.3    Application of Funds    ~~96~~91
Section 7.4    CAM Exchange.    ~~97~~91
Section 8 - ADMINISTRATIVE AGENT.    ~~97~~92
Section 8.1    Appointment and Authorization of Administrative Agent    ~~97~~92
Section 8.2    Rights as a Lender    ~~98~~92
Section 8.3    Exculpatory Provisions    ~~98~~93
Section 8.4    Reliance by the Administrative Agent    ~~99~~94
Section 8.5    Delegation of Duties    ~~99~~94
Section 8.6    Resignation of Administrative Agent.    ~~100~~94
Section 8.7    Non-Reliance on Administrative Agent and Other Lenders    ~~101~~96

-ii-

172104678

(continued)
Page

Section 8.8    No Other Duties, Etc    ~~102~~96
Section 8.9    Administrative Agent May File Proofs of Claim    ~~102~~96
Section 8.10    Guaranty Matters.    ~~102~~97
Section 8.11    ERISA Matters.    ~~103~~97
Section 8.12    Erroneous Payments.    ~~104~~98
Section 9 - MISCELLANEOUS.    ~~105~~100
Section 9.1    Amendments, Etc    ~~105~~100
Section 9.2    Notices and Other Communications; Facsimile Copies.    ~~108~~103
Section 9.3    No Waiver; Cumulative Remedies; Enforcement    ~~110~~105
Section 9.4    Expenses; Indemnity; Damage Waiver    ~~110~~105
Section 9.5    Payments Set Aside    ~~112~~107
Section 9.6    Successors and Assigns.    ~~112~~107
Section 9.7    Confidentiality    ~~116~~111
Section 9.8    Set-off    ~~117~~112
Section 9.9    Interest Rate Limitation    ~~118~~113
Section 9.10    Counterparts    ~~118~~113
Section 9.11    Integration    ~~119~~114
Section 9.12    Survival of Representations and Warranties    ~~119~~114
Section 9.13    Severability    ~~119~~114
Section 9.14    Governing Law; Submission to Jurisdiction; Etc.    ~~119~~114
Section 9.15    Waiver of Right to Trial by Jury    ~~120~~115
Section 9.16    No Advisory or Fiduciary Responsibility    ~~121~~116
Section 9.17    USA PATRIOT Act Notice; Anti-Money Laundering Laws    ~~121~~116
Section 9.18    Judgment Currency    ~~122~~117
Section 9.19    Acknowledgement and Consent to Bail-In of Affected Financial Institutions    ~~122~~117
Section 9.20    Acknowledgement Regarding Any Supported QFCs.    ~~122~~117
Section 9.21    Amendment and Restatement; No Novation.    ~~123~~118

-iii-

172104678

(continued)
Page

ANNEXES

Annex A    Commitments and Commitment Percentages
Annex B    Term Loan Facility Amortization Schedule

EXHIBITS

Exhibit A         Form of Borrowing Notice
Exhibit B          Form of Compliance Certificate
Exhibit C         Form of Assignment and Assumption
Exhibit D-1         Form of Revolving Credit Note
Exhibit D-2        Form of Term Loan Note
Exhibit E          Form of Notice of Account Designation
Exhibit F-1         Form of U.S. Tax Compliance Certificate (Non-Partnership Foreign Lenders)
Exhibit F-2        Form of U.S. Tax Compliance Certificate (Non-Partnership Foreign Participants)
Exhibit F-3        Form of U.S. Tax Compliance Certificate (Foreign Participant Partnerships)
Exhibit F-4         Form of U.S. Tax Compliance Certificate (Foreign Lender Partnerships)
Exhibit G        Form of Subsidiary Guaranty

SCHEDULES

Schedule 6.12(p) Existing Liens
Schedule 6.13(c)    Existing Debt
Schedule 6.14(d)    Existing Loans, Advances and Investments
Schedule 9.2    Administrative Agent’s Office; Certain Addresses for Notices

-iv-

172104678

AMENDED AND RESTATED CREDIT AGREEMENT
THIS AMENDED AND RESTATED CREDIT AGREEMENT, dated as of June 30, 2021, among APTARGROUP, INC., a Delaware corporation (the “Company”), APTARGROUP UK HOLDINGS LIMITED, a private limited company organized under the laws of England (the “UK Borrower”; together with the Company, collectively, the “Borrowers” and each a “Borrower”), the lenders from time to time party hereto (each a “Lender” and, collectively, the “Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent and Swingline Lender.
WHEREAS, the Borrowers, certain financial institutions party thereto and Wells Fargo Bank, National Association, as administrative agent, are parties to that certain Credit Agreement dated as of July 20, 2017 (as amended by that certain Amendment No. 1 to Credit Agreement, dated as of January 22, 2021, and as further amended, modified, restated or supplemented prior to the date hereof, the “Existing Credit Agreement”); and
WHEREAS, the Borrowers have requested, and subject to the terms and conditions set forth in this Agreement, the Administrative Agent and the Lenders have agreed, to amend and restate the Existing Credit Agreement pursuant to the terms hereof.
NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:
SECTION 1 - DEFINITIONS; INTERPRETATION.
Section 1.1    Definitions. The following terms when used herein have the following meanings:
“Adjusted Term SOFR” means, for purposes of any calculation, the rate per annum equal to (a) Term SOFR for such calculation plus (b) the Term SOFR Adjustment; provided that if Adjusted Term SOFR as so determined shall ever be less than the Floor, then Adjusted Term SOFR shall be deemed to be the Floor.
“Administrative Agent” means Wells Fargo in its capacity as administrative agent under any of the Credit Documents, or any successor administrative agent.
“Administrative Agent’s Office” means, with respect to any Currency, the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 9.2 with respect to such Currency, or such other address or account with respect to such Currency as the Administrative Agent may from time to time notify the Company and the Lenders.
“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.
“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.
“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.
“Agent Parties” means the Administrative Agent and its Related Parties.
“Aggregate Commitments” means the Commitments of all Lenders.
“Aggregate Revolving Credit Commitments” means the Revolving Credit Commitments of all Revolving Credit Lenders.

172104678

“Agreement” means this Credit Agreement.
“Alternative Currency” means with respect to the Revolving Credit Facility, each of (a) Euro, Sterling and Swiss Francs and (b) each other currency (other than Dollars) that is approved in accordance with Section 1.8 with respect to such Facility, in each case to the extent such currencies are (i) readily available and free transferable and convertible into Dollars ~~and~~, (ii) are dealt with in the London or other applicable offshore interbank deposit market and (iii) for which no central bank or other governmental authorization in the country of issue of such currency is required to give authorization for the use of such currency by any Lender for making Loans unless such authorization has been obtained and remains in full force and effect.
“Alternative Currency Equivalent” means, ~~at~~subject to Section 1.7, for any amount, at the time of determination thereof, with respect to any amount ~~denominated~~expressed in Dollars, the equivalent of such amount thereof in the applicable Alternative Currency as determined by the Administrative Agent in its reasonable discretion by reference to the most recent Spot Rate (as determined ~~in respect~~as of the most recent Revaluation Date) for the purchase of such Alternative Currency with Dollars.
~~“Announcements” has the meaning assigned thereto in Section 1.10.~~
“Anti-Corruption Laws” means any and all laws, rules, and regulations of any jurisdiction applicable to the Company or its Subsidiaries from time to time concerning or relating to bribery or corruption, including, without limitation, the United States Foreign Corrupt Practices Act of 1977 and the rules and regulations thereunder and the U.K. Bribery Act 2010 and the rules and regulations thereunder.
“Anti-Money Laundering Laws” means any and all laws, statutes, regulations or obligatory government orders, decrees, ordinances or rules applicable to the Company, its Subsidiaries or Affiliates related to terrorism financing, money laundering, any predicate crime to money laundering or any financial record keeping, including any applicable provision of the PATRIOT Act and The Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act,” 31 U.S.C. §§ 5311-5332 and 12 U.S.C. §§ 1818(s), 1820(b) and 1951-1959).
“Applicable Rate” means the following percentages per annum, based upon the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.6(b):

Pricing Grid for Revolving Credit Facility

172104678

Pricing Level	Consolidated Leverage Ratio	Applicable Rate for Eurocurrency Rate Loans / ~~Transitioned RFR~~Term SOFR Loans / Swingline Loans	Applicable Rate for ~~Initial~~ RFR Loans in Sterling	Applicable Rate for ~~Initial~~ RFR Loans in Swiss Francs	Applicable Rate for Base Rate Loans	Applicable Rate for Revolving Credit Facility Fee
1	Less than 1.00 to 1.00	0.900%	0.9326%	0.8429%	0.000%	0.100%
2	Less than 2.00 to 1.00 but greater than or equal to 1.00 to 1.00	1.000%	1.0326%	0.9429%	0.000%	0.125%
3	Less than 3.00 to 1.00 but greater than or equal to 2.00 to 1.00	1.200%	1.2326%	1.1429%	0.200%	0.175%
4	Greater than or equal to 3.00 to 1.00	1.400%	1.4326%	1.3429%	0.400%	0.225%

Pricing Grid for Term Loan Facility

Pricing Level	Consolidated Leverage Ratio	Applicable Rate for Eurocurrency Rate Loans and ~~Transitioned RFR~~Term SOFR Loans	Applicable Rate for Base Rate Loans
1	Less than 1.00 to 1.00	1.000%	0.000%
2	Less than 2.00 to 1.00 but greater than or equal to 1.00 to 1.00	1.125%	0.125%
3	Less than 3.00 to 1.00 but greater than or equal to 2.00 to 1.00	1.375%	0.375%
4	Greater than or equal to 3.00 to 1.00	1.625%	0.625%

172104678

Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.6(b); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Level 4 shall apply for each Facility as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered until the first Business Day after such Compliance Certificate is delivered. The Applicable Rate in effect from the Closing Date through the first Business Day immediately following the delivery of the Compliance Certificate pursuant to Section 6.6(b) for the first full fiscal quarter ending after the Closing Date shall be determined based upon Pricing Level 2.
Notwithstanding the foregoing, in the event that any financial statement or Compliance Certificate delivered pursuant to Section 6.6(b) is shown to be inaccurate (regardless of whether (i) this Agreement is in effect, (ii) any Commitments are in effect, or (iii) any Borrowing is outstanding when such inaccuracy is discovered or such financial statement or Compliance Certificate was delivered), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Rate for any period (an “Applicable Period”) than the Applicable Rate applied for such Applicable Period, then (A) the Company shall immediately deliver to the Administrative Agent a corrected Compliance Certificate for such Applicable Period, (B) the Applicable Rate for such Applicable Period shall be determined as if the Consolidated Leverage Ratio in the corrected Compliance Certificate were applicable for such Applicable Period, and (C) the Borrowers shall immediately and retroactively be obligated to pay to the Administrative Agent the accrued additional interest and fees owing as a result of such increased Applicable Rate for such Applicable Period, which payment shall be promptly applied by the Administrative Agent in accordance with Section 2.11. Nothing in this paragraph shall limit the rights of the Administrative Agent and Lenders with respect to Sections 2.6(b) and 7.2 or any of their other rights under this Agreement or any other Credit Document. The Borrowers’ obligations under this paragraph shall survive the termination of the Commitments and the repayment of all other Obligations hereunder.
“Applicable Time” means, with respect to any borrowings and payments in any Alternative Currency, the local time in the place of settlement for such Alternative Currency as may be determined by the Administrative Agent to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment.
“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.
“Arrangers” means, collectively, WFS, BofA Securities, JPMorgan and HSBC, in their capacities as joint lead arrangers and joint bookrunners.
“Asset Sale” means any sale, transfer or other disposition by the Company or any of its Subsidiaries to any Person other than the Company or any Wholly-Owned Subsidiary of the Company of any assets (including, without limitation, any capital stock or other securities of another Person, but excluding any capital stock of the Company held by the Company as treasury stock) of the Company or such Subsidiary other than (i) sales, transfers or other dispositions of inventory in the ordinary course of business, (ii) sales of equipment and other fixed assets no longer used or useful in the business of the Company or any of its Subsidiaries, as determined by the Company or such Subsidiary in its reasonable judgment, (iii) sales of equipment and other fixed assets if the proceeds thereof are used to purchase additional equipment or fixed assets, (iv) the license or sublicense of software, trademarks and other intellectual property in the ordinary course of business, (v) any sale, transfer or other disposition of cash and (vi) sales, transfers or other dispositions of assets with a fair market value which does not exceed in the aggregate for any single transaction (or a series of related transactions) $25,000,000.
“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.6(b)) and accepted by the Administrative Agent, in substantially the form of Exhibit C or any other form approved by the Administrative Agent.

172104678

“Attorney Costs” means and includes all reasonable and documented fees, expenses and disbursements of any law firm and, without duplication, the reasonable and documented allocated cost of internal legal services and all reasonable and documented expenses and disbursements of internal counsel.
“Available Tenor” means, as of any date of determination and with respect to any then-current Benchmark for any Currency, as applicable, (a) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an Interest Period pursuant to this Agreement or (b) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 3.3(c)(iv).
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.
“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
“Bank Charge” means (a) any amount payable by any Lender, the Administrative Agent or any of their respective Affiliates on the basis of, or in relation to, its balance sheet or capital base or any part of that person or its liabilities or minimum regulatory capital or any combination thereof (including, without limitation, the United Kingdom bank levy as set out in Schedule 19 to the Finance Act 2011 (as amended) and any other levy or tax in any jurisdiction levied on a similar basis or for a similar purpose or any financial activities taxes (or other taxes) of a kind contemplated in the European Commission consultation paper on financial sector taxation dated 22 February 2011 which has been enacted and which has been formally announced as proposed as at the date of this Agreement) and (b) any bank surcharge or banking corporation tax surcharge as set out in the Finance (No. 2) Act 2015 and any other surcharge or tax of a similar nature implemented in any other jurisdiction.
“Base Rate” means, at any time, the highest of (a) the Prime Rate, (b) the Federal Funds Rate plus 0.50% and (c)~~(i) prior to the USD LIBOR Transition Date, the Eurocurrency Rate for Dollars~~ Adjusted Term SOFR for a one-month ~~term in effect on such day plus 1% and (ii) on and after the USD LIBOR Transition Date, Daily Simple RFR for Dollars~~tenor in effect on such day plus 1%; each change in the Base Rate shall take effect simultaneously with the corresponding change or changes in the Prime Rate, the Federal Funds Rate, ~~Eurocurrency Rate for Dollars or Daily Simple RFR for Dollars, as the case may be~~or Adjusted Term SOFR, as applicable (provided that clause (c) shall not be applicable during any period in which ~~the Eurocurrency Rate for Dollars or Daily Simple RFR for Dollars, as applicable,~~Adjusted Term SOFR is unavailable or unascertainable). Notwithstanding the foregoing, in no event shall the Base Rate be less than the Floor.
“Base Rate Loan” means a Loan bearing interest at a rate based upon the Base Rate. All Base Rate Loans shall be denominated in Dollars.

172104678

“Benchmark” means, initially, with respect to any (a) Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Dollars, the ~~Eurocurrency~~Term SOFR Reference Rate ~~for Dollars~~; provided that if ~~(i) the USD LIBOR Transition Date has occurred or (ii)~~ a Benchmark Transition Event~~, a Term RFR Transition Event or an Other Benchmark Rate Election, as applicable,~~  has occurred with respect to the Term SOFR Reference Rate or then-current Benchmark for Dollars, then “Benchmark” means, with respect to such Obligations, interest, fees, commissions or other amounts, the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 3.3(c)(i), (b) Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Sterling or Swiss Francs, the Daily Simple RFR applicable for such Currency; provided that if a Benchmark Transition Event ~~or a Term RFR Transition Event, as applicable,~~ has occurred with respect to such Daily Simple RFR or the then-current Benchmark for such Currency, then “Benchmark” means, with respect to such Obligations, interest, fees, commissions or other amounts, the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 3.3(c)(i) and (c) Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Euros, ~~the Eurocurrency Rate applicable for such Currency~~EURIBOR; provided that if a Benchmark Transition Event ~~or a Term RFR Transition Event, as applicable,~~ has occurred with respect to ~~such Eurocurrency Rate~~EURIBOR or the then-current Benchmark for such Currency, then “Benchmark” means, with respect to such Obligations, interest, fees, commissions or other amounts, the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 3.3(c)(i).
~~“Benchmark Replacement” means,~~
~~(a)~~ “Benchmark Replacement” means, with respect to any Benchmark Transition Event for ~~the~~any then-current Benchmark, the sum of: (~~i~~a) the alternate benchmark rate that has been selected by the Administrative Agent and the Company as the replacement for such Benchmark giving due consideration to (~~A~~i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (~~B)~~ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for such Benchmark for syndicated credit facilities denominated in the applicable Currency at such time and (~~ii~~b) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Credit Documents~~;~~.
~~(b) with respect to the USD LIBOR Transition Date, for any Available Tenor of the Eurocurrency Rate for Dollars, the first alternative set forth in the order below that can be determined by the Administrative Agent for the USD LIBOR Transition Date:~~
~~(1) Term RFR for Dollars; provided, that, if the Company has provided a notification to the Administrative Agent in writing on or prior to the USD LIBOR Transition Date that the Company has a Hedge Agreement in place with respect to any of the Loans as of the date of such notice (which such notification the Administrative Agent shall be entitled to rely upon and shall have no duty or obligation to ascertain the correctness or completeness of), then the Administrative Agent (in consultation with the Company), may decide not to determine the Benchmark Replacement pursuant to this clause (b)(1) for the USD LIBOR Transition Date;~~
~~(2) Daily Simple RFR for Dollars; or~~

172104678

~~(3) the sum of: (A) the alternate benchmark rate that has been selected by the Administrative Agent and the Company as the replacement for the Eurocurrency Rate for Dollars giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the Eurocurrency Rate for Dollars for syndicated credit facilities denominated in Dollars at such time and (B) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Credit Documents;~~
~~(c) with respect to any Term RFR Transition Event for any Currency, the Term RFR for such Currency; or~~
~~(d) with respect to any Other Benchmark Rate Election, the sum of: (A) the alternate benchmark rate that has been selected by the Administrative Agent and the Company as the replacement for the Eurocurrency Rate for Dollars giving due consideration to any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for such Benchmark for Dollar denominated syndicated credit facilities at such time and (B) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents;~~
~~provided that, in the case of clause (b)(1), if the Administrative Agent decides that Term RFR for Dollars is not administratively feasible for the Administrative Agent, then Term RFR for Dollars will be deemed unable to be determined for purposes of this definition.~~
~~“Benchmark Replacement Adjustment” means, for purposes of:~~
~~(a)    clauses (a) and (b)(3) of the definition of~~ “Benchmark Replacement Adjustment” means, with respect to any replacement of any then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Available Tenor, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Company giving due consideration to (~~i~~a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (~~ii~~b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities denominated in the applicable Currency~~; and~~.
~~(b)    clause (d) of the definition of “Benchmark Replacement”, with respect to any replacement of the Eurocurrency Rate for Dollars with an Unadjusted Benchmark Replacement for any applicable Available Tenor, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Company giving due consideration to any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the Eurocurrency Rate for Dollars with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities.~~

172104678

~~“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate” (if applicable), the definition of “Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), the definition of “Eurocurrency Banking Day”, the definition of “RFR Business Day”, timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Credit Documents). The Administrative Agent and Borrower shall cooperate in good faith and use commercially reasonable efforts to satisfy any applicable requirements under proposed or final U.S. Treasury Regulations or other Internal Revenue Service guidance such that the use of the Benchmark Replacement is not likely to result in a deemed exchange under Section 1001 of the Code.~~
“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark for any Currency:
(a)    in the case of clause (a) or (b) of the definition of “Benchmark Transition Event”, the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or
(b)    in the case of clause (c) of the definition of “Benchmark Transition Event”, the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be ~~no longer representative~~non-representative; provided, that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date;
~~(c) in the case of a Term RFR Transition Event for such Currency, the Term RFR Transition Date applicable thereto; or~~
~~(d) in the case of an Other Benchmark Rate Election, the sixth (6th) Business Day after the date notice of such Other Benchmark Rate Election is provided to the Lenders, so long as the Administrative Agent has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Other Benchmark Rate Election is provided to the Lenders, written notice of objection to such Other Benchmark Rate Election from Lenders comprising the Required Lenders.~~
For the avoidance of doubt~~, (A) if the Reference Time for the applicable Benchmark refers to a specific time of day and the event giving rise to the Benchmark Replacement Date for any Benchmark occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such Benchmark and for such determination and (B)~~  the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Transition Event” means, with respect to the then-current Benchmark for any Currency ~~(other than Eurocurrency Rate for Dollars)~~, the occurrence of one or more of the following events with respect to such Benchmark:

172104678

(a)    a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);
(b)    a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the FRB, the Federal Reserve Bank of New York, the central bank for the Currency applicable to such Benchmark, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or
(c)    a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are ~~no longer~~not, or as of a specified future date will ~~no longer~~not be, representative.
For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Transition Start Date” means, with respect to any Benchmark~~, (a)~~ for any Currency, in the case of a Benchmark Transition Event, the earlier of (~~i~~a) the applicable Benchmark Replacement Date and (~~ii~~b) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication) ~~or (b) in the case of an Other Benchmark Rate Election, the applicable Benchmark Replacement Date~~.
“Benchmark Unavailability Period” means, with respect to ~~(a) the Eurocurrency Rate for Dollars~~any then-current Benchmark for any Currency, the period (if any) (~~i) beginning at the time that the USD LIBOR Transition Date has occurred pursuant to clause (a) of that definition if, at such time, no Benchmark Replacement has replaced the Eurocurrency Rate for Dollars for all purposes hereunder and under any Credit Document in accordance with Section 3.3(c)(i) and (ii) ending at the time that a Benchmark Replacement has replaced the Eurocurrency Rate for Dollars for all purposes hereunder and under any Credit Document in accordance with Section 3.3(c)(i) and (b) any then-current Benchmark for any Currency other than the Eurocurrency Rate for Dollars, the period (if any) (i)~~x) beginning at the time that a Benchmark Replacement Date with respect to such Benchmark pursuant to clauses (a) or (b) of that definition has occurred if, at such time, no Benchmark Replacement has replaced such Benchmark for all purposes hereunder and under any Credit Document in accordance with Section 3.3(c)(i) and (~~ii~~y) ending at the time that a Benchmark Replacement has replaced such Benchmark for all purposes hereunder and under any Credit Document in accordance with Section 3.3(c)(i).
“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

172104678

“Book Value” means, with respect to any asset of the Company or any Subsidiary, the original cost of such asset less accumulated depreciation as reflected on the balance sheet of the Company.
“Borrower” and “Borrowers” each has the meaning specified in the introductory paragraph hereto.
“Borrower Materials” has the meaning specified in Section 9.2.
“Borrowing” means a Revolving Credit Borrowing, a Term Loan Borrowing or a Swingline Borrowing as the context may require.
“Borrowing Notice” means a notice in substantially the form of Exhibit A.
“Business Day” means any day that is not a Saturday, Sunday or other day on which the Federal Reserve Bank of New York is closed and:
(a)    if such day relates to any interest rate settings as to ~~a Eurocurrency Rate~~an RFR Loan ~~denominated in Dollars~~, any fundings, disbursements, settlements and payments in ~~Dollars~~the applicable Currency in respect of ~~any~~ such ~~Eurocurrency Rate~~RFR Loan, or any other dealings in ~~Dollars~~the applicable Currency to be carried out pursuant to this Agreement in respect of any such ~~Eurocurrency Rate~~RFR Loan, means ~~any such day that is also a London Banking Day~~an RFR Business Day with respect to such Currency;
(b)    if such day relates to any interest rate settings as to a Eurocurrency Rate Loan ~~or RFR Loan~~ denominated in Euro, any fundings, disbursements, settlements and payments in Euro in respect of any such Eurocurrency Rate Loan, or any other dealings in Euro to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan, means a TARGET Day;
(c)    if such day relates to any interest rate settings as to a Eurocurrency Rate Loan or RFR Loan denominated in ~~a~~an Alternative Currency other than ~~Dollars or~~ Euro, Sterling or Swiss Francs, means any such day on which dealings in deposits in the relevant currency are conducted by and between banks in the London or other applicable offshore interbank market for such Alternative Currency;
(d)    if such day relates to any fundings, disbursements, settlements and payments in ~~a~~an Alternative Currency other than ~~Dollars or~~ Euro in respect of a Eurocurrency Rate Loan denominated in ~~a~~an Alternative Currency other than ~~Dollars or~~ Euro, or any other dealings in any Alternative Currency other than ~~Dollars or~~ Euro to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan (other than any interest rate settings), means any such day on which banks are open for foreign exchange business in the principal financial center of the country of such Alternative Currency; and
(e)    if such day relates to any purpose under this Agreement other than interest rate setting, fundings, disbursements, settlements or payments, means any such day other than a day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, London, England or Chicago, Illinois.
“CAM Exchange” means the exchange of the Lenders’ interests provided for in Section 7.4.
“CAM Exchange Date” means the first date on which there shall occur (a) any event referred to in subsections (f) or (g) of Section 7.1 in respect of any Borrower or any Material Subsidiary or (b) an acceleration of Loans (together with any other applicable obligations) pursuant to Section 7.

172104678

“CAM Percentage” means, with respect to each Lender, a fraction, expressed as a decimal, of which (a) the numerator shall be the aggregate Dollar Equivalent of all Designated Obligations owed to such Lender (whether or not at the time due and payable) immediately prior to the CAM Exchange Date and (b) the denominator shall be the aggregate Dollar Equivalent of all Designated Obligations owed to all the Lenders (whether or not at the time due and payable) immediately prior to the CAM Exchange Date.
“Cash Collateralize” means, to pledge and deposit with, or deliver to, the Administrative Agent, for the benefit of one or more of the Swingline Lender or the Revolving Credit Lenders, as collateral for obligations of the Revolving Credit Lenders to fund participations in respect of Swingline Loans, cash or deposit account balances or, if the Administrative Agent and the Swingline Lender shall agree, in their sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to the Administrative Agent and the Swingline Lender. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support.
“Cash Equivalents” means (a) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof having maturities of not more than one year from the date of acquisition, (b) marketable general obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition and, at the time of acquisition, having a credit rating of “A-” or better from S&P, “A-3” or better from Moody’s, or “A-” or better from Fitch, or carrying an equivalent rating by a nationally recognized statistical rating agency, if all three of S&P, Moody’s and Fitch cease publishing ratings of investments, (c) certificates of deposit, demand deposits, time deposits, Eurodollar time deposits, overnight bank deposits or bankers’ acceptances having maturities of not more than one year from the date of acquisition thereof issued by any commercial bank the long-term debt of which is rated at the time of acquisition thereof at least “A-” or the equivalent thereof by S&P, “A-3” or the equivalent thereof by Moody’s, or “A-” or the equivalent thereof by Fitch, (d) commercial paper rated at the time of acquisition thereof at least “A-3” or the equivalent thereof by S&P, “P-3” or the equivalent thereof by Moody’s, or “F3” or the equivalent thereof by Fitch, or carrying an equivalent rating by a nationally recognized statistical rating agency, if all three of S&P, Moody’s and Fitch cease publishing ratings of investments, and in any case maturing within one year after the date of acquisition thereof, (e) investments in money market funds substantially all the assets of which are comprised of securities of the types described in clauses (a) through (d) above, and (f) BMTNs (Bons Moyen-Terme Negociables) maturing within five years from the date of acquisition thereof which is issued by a Person which is rated at least A-2 or the equivalent by S&P, at least P-2 or the equivalent by Moody’s or at least “A-” or the equivalent thereof by Fitch and other similar high quality instruments of equivalent United States rating in countries where Subsidiaries organized under Laws of jurisdictions outside of the United States are located.
A “Change of Control Event” shall be deemed to have occurred if (a) any Person or group of Persons (within the meaning of Section 13 or 14 of the Exchange Act) shall have acquired beneficial ownership (within the meaning of Rule 13(d)-3 of the Exchange Act, as amended, and the applicable rules and regulations thereunder) of more than 50% of the outstanding Voting Stock of the Company, or (b) a majority of the members of the board of directors (or other equivalent governing body) of the Company shall not constitute Continuing Directors.

172104678

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by, or any published concession or published practice of, any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.
“Closing Date” means the date of this Agreement.
“Code” means the Internal Revenue Code of 1986.
“Commitment” means a Revolving Credit Commitment or a Term Loan Commitment, as the context may require.
“Commitment Percentage” means (a) in respect of the Revolving Credit Facility, as to any Lender at any time, the percentage (carried out to the twelfth decimal place) of the Aggregate Revolving Credit Commitments represented by such Lender’s Revolving Credit Commitment at such time, in each case, subject to adjustment as provided in Section 2.12, and (b) in respect of the Term Loan Facility, with respect to any Lender at any time, the percentage (carried out to the twelfth decimal place) of the aggregate outstanding principal amount of the Term Loans represented by the outstanding principal amount of such Lender’s Term Loans. If the Revolving Credit Commitments have terminated or expired, the Commitment Percentages in respect of the Revolving Credit Facility shall be determined based upon the Revolving Credit Commitments most recently in effect, giving effect to any assignments. The initial Commitment Percentage of each Lender in respect of each Facility is set forth opposite the name of such Lender on Annex A or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.
“Compliance Certificate” means a certificate in the form of Exhibit B.
“Company” has the meaning specified in the introductory paragraph hereto.
“Company Guaranty” means the Amended and Restated Company Guaranty dated as of the Closing Date made by the Company in favor of the Administrative Agent for the benefit of the Guaranteed Parties.
“Conforming Changes” means, with respect to the use or administration of an initial Benchmark or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate”, the definition of “Business Day,” the definition of “Eurocurrency Banking Day,” the definition of “RFR Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 3.5 and other technical, administrative or operational matters) that the Administrative Agent decides (in consultation with the Borrowers) may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).

172104678

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.
“Consolidated Debt” means, as of any date of determination, determined on a consolidated basis, all Debt of the Company and its Subsidiaries.
“Consolidated EBITDA” means, for any period, the sum of the following determined on a consolidated basis, without duplication, for the Company and its Subsidiaries in accordance with GAAP: (a) Consolidated Net Income for such period plus (b) the sum of the following, without duplication, to the extent deducted in determining Consolidated Net Income for such period: (i) income and franchise taxes, (ii) Consolidated Interest Expense, (iii) amortization and depreciation, (iv) any extraordinary, unusual or non-recurring items reducing Consolidated Net Income for such period, (v) reasonable and documented transaction costs, fees and expenses associated with or incurred by the Company or any Subsidiary in connection with any Material Acquisition or Material Disposition, (vi) to the extent actually reimbursed by insurance or a third party, costs of legal settlement, fines, judgments or orders; provided that (A) the amounts so reimbursed shall be deemed to have been received in the fiscal quarter in which the costs of legal settlement, fines, judgments or orders were actually paid by the Company or the applicable Subsidiary (the “Loss Quarter”), notwithstanding that such amounts were not actually received in such Loss Quarter, but were received in a subsequent fiscal quarter and (B) no such amounts so reimbursed shall be used to calculate Consolidated EBITDA for any period that does not include such Loss Quarter, (vii) to the extent covered by insurance, expenses with respect to liability events or casualty events, (viii) any unrealized losses in the fair market value of any Hedge Agreements, (ix) any net unrealized currency transaction losses and (x) any other non-cash items reducing Consolidated Net Income for such period (except to the extent that such non-cash items are reserved for cash charges to be taken in the future), less (c) the sum of the following, without duplication, to the extent included in determining Consolidated Net Income for such period: (i) interest income, (ii) any extraordinary, unusual or non-recurring items increasing Consolidated Net Income for such period, (iii) any unrealized gains in the fair market value of any Hedge Agreements, (iv) any net unrealized foreign currency transaction gains, and (v) any other non-cash items increasing Consolidated Net Income for such period.  For the purpose of calculating Consolidated EBITDA for any period in connection with any determination of the Consolidated Leverage Ratio, (a) if at any time during such period the Company or any Subsidiary shall have made any Material Disposition, the Consolidated EBITDA attributable to such disposed property shall be deducted from Consolidated EBITDA (if positive) or added to Consolidated EBITDA (if negative) for such period as if such Material Disposition occurred on the first day of such period, and (b) if at any time during such period the Company or any Subsidiary shall have made a Material Acquisition, the Consolidated EBITDA for such period shall be calculated after giving pro forma effect thereto, in accordance with Article 11 of Regulation S-X under the Securities Act of 1933, as if such Material Acquisition occurred on the first day of such period. As used in this definition, “Material Acquisition” means any acquisition (or series of related acquisitions) of property that (i) constitutes assets comprising all or substantially all of an operating unit of a business or common stock (or other ownership interests) of a Person and (ii) involves consideration paid by the Company or its Subsidiaries in excess of $25,000,000; and “Material Disposition” means any sale, transfer or other disposition of assets (or series of related sales, transfers or other dispositions) for which the Company or its Subsidiaries received gross proceeds in excess of $25,000,000.

“Consolidated Interest Coverage Ratio” means, for any period of four consecutive fiscal quarters, the ratio of (a) Consolidated EBITDA for such period of four consecutive fiscal quarters to (b) Consolidated Interest Expense for such period of four consecutive fiscal quarters.

“Consolidated Interest Expense” means, for any period, determined on a consolidated basis, without duplication, for the Company and its Subsidiaries in accordance with GAAP, interest expense (including, without limitation, interest expense attributable to finance lease obligations) for such period with respect to Debt of the Company and its Subsidiaries, plus the aggregate net payment obligations (if any) pursuant to Hedge Agreements with respect to such Debt during such period, minus the aggregate net receipts (if any) pursuant to Hedge Agreements with respect to such Debt during such period.

172104678

“Consolidated Leverage Ratio” means, for any period of four consecutive fiscal quarters, the ratio of (a) the excess of (i) Consolidated Debt as of the last day of such period of four consecutive fiscal quarters over (ii) the sum of (A) an amount equal to 100% of all cash and Cash Equivalents held by the Company and its Domestic Subsidiaries in the United States as of the last day of such period of four consecutive fiscal quarters that are free and clear of all Liens (other than Liens permitted by Section 6.12(g)) and (B) an amount equal to 95% of all other cash and Cash Equivalents held by the Company and its Subsidiaries as of the last day of such period of four consecutive fiscal quarters that are free and clear of all Liens (other than Liens permitted by Section 6.12(g)) to (b) Consolidated EBITDA for such period of four consecutive fiscal quarters.

“Consolidated Net Income” means, for any period, for the Company and its Subsidiaries on a consolidated basis, the net income of the Company and its Subsidiaries for that period.
“Consolidated Net Worth” means, as of any date of determination, the aggregate amount of the Company’s shareholders’ equity determined from its consolidated balance sheet as of the most recently ended fiscal period prior to such date for which financial statements have been, or were required to have been, delivered to the Administrative Agent.
“Consolidated Total Assets” means, as of any date, the assets and properties of the Company and its Subsidiaries as of such date determined on a consolidated basis in accordance with GAAP.
“Continuing Directors” means the directors (or equivalent governing body) of the Company on the Closing Date and each other director (or equivalent) of the Company, if, in each case, such other Person’s nomination for election to the board of directors (or equivalent governing body) of the Company is approved by at least 51% of the then Continuing Directors.
“Contractual Obligations” means, for any Person, any provision of any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its Property is bound.
“Contribution Notice” means a contribution notice issued by the Pensions Regulator under Section 38 or Section 47 of the UK Pensions Act.
“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. Without limiting the generality of the foregoing, a Person shall be deemed to be Controlled by another Person if such other Person possesses, directly or indirectly, power to vote 30% or more of the securities having ordinary voting power for the election of directors, managing general partners or the equivalent.
“Credit Documents” means this Agreement, each Note, each Fee Letter, each Guaranty and any other agreements executed and delivered by any Borrower or any Subsidiary Guarantor in favor of or provided to the Administrative Agent or any Lender in connection with this Agreement.
“Credit Parties” means, collectively, the Borrowers and the Guarantors.
“CTA” means the United Kingdom Corporation Tax Act 2009.
“Currencies” means Dollars and each Alternative Currency, and “Currency” means any of such Currencies.
“Daily Simple RFR” means, for any day (an “RFR Rate Day”), a rate per annum equal to, for any Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to:

172104678

(a)    ~~“Daily Simple RFR” means, for any day (an “RFR Rate Day”), a rate per annum equal to, for any Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, (a) Dollars, on and after the USD LIBOR Transition Date, the greater of (i) Spread Adjusted SOFR for the day (such day, an “RFR Determination Day”) that is five (5) RFR Business Days prior to (A) if such RFR Rate Day is an RFR Business Day, such RFR Rate Day or (B) if such RFR Rate Day is not an RFR Business Day, the RFR Business Day immediately preceding such RFR Rate Day, in each case, utilizing the SOFR component of such Spread Adjusted SOFR that is published by the SOFR Administrator on the SOFR Administrator’s Website, and (ii) the Floor, (b)~~ Sterling, the greater of (i) SONIA for the day (such day, ~~an~~a “Sterling RFR Determination Day”) that is five (5) RFR Business Days prior to (A) if such RFR Rate Day is an RFR Business Day, such RFR Rate Day or (B) if such RFR Rate Day is not an RFR Business Day, the RFR Business Day immediately preceding such RFR Rate Day, in each case, as such SONIA is published by the SONIA Administrator on the SONIA Administrator’s Website~~,~~ ; provided that if by 5:00 p.m. (London time) on the second (2nd) RFR Business Day immediately following any Sterling RFR Determination Day, SONIA in respect of such Sterling RFR Determination Day has not been published on the SONIA Administrator’s Website and a Benchmark Replacement Date with respect to the Daily Simple RFR for Sterling has not occurred, then SONIA for such Sterling RFR Determination Day will be SONIA as published in respect of the first preceding RFR Business Day for which such SONIA was published on the SONIA Administrator’s Website; provided further that SONIA as determined pursuant to this proviso shall be utilized for purposes of calculation of Daily Simple RFR for no more than three (3) consecutive RFR Rate Days and (ii) the Floor~~,~~; and
(b)     ~~(c)~~ Swiss Francs, the greater of (i) SARON for the day (such day, ~~an~~a “Swiss Francs RFR Determination Day”) that is five (5) RFR Business Days prior to (A) if such RFR Rate Day is an RFR Business Day, such RFR Rate Day or (B) if such RFR Rate Day is not an RFR Business Day, the RFR Business Day immediately preceding such RFR Rate Day, in each case, as such SARON is published by the SARON Administrator on the SARON Administrator’s Website ~~and (ii) the Floor. If by 5:00 pm (local time for the applicable RFR~~; provided that if by 5:00 p.m. (Zurich time) on the second (2nd) RFR Business Day immediately following any Swiss Francs RFR Determination Day, ~~the RFR~~SARON in respect of such Swiss Francs RFR Determination Day has not been published on the ~~applicable RFR~~SARON Administrator’s Website and a Benchmark Replacement Date with respect to the ~~applicable~~ Daily Simple RFR for Swiss Francs has not occurred, then ~~the RFR~~SARON for such Swiss Francs RFR Determination Day will be ~~the RFR~~SARON as published in respect of the first preceding RFR Business Day for which such ~~RFR~~SARON was published on the ~~RFR~~SARON Administrator’s Website; provided further that ~~any RFR~~SARON as determined pursuant to this ~~sentence~~proviso shall be utilized for purposes of calculation of Daily Simple RFR for no more than three (3) consecutive RFR Rate Days~~. Any change in Daily Simple RFR due to a change in the applicable RFR shall be effective from and including the effective date of such change in the RFR without notice to the Company~~ and (ii) the Floor.
Any change in Daily Simple RFR due to a change in the applicable RFR shall be effective from and including the effective date of such change in the RFR without notice to the Company.
“Daily Simple RFR Loan” means a Loan that bears interest at a rate based on Daily Simple RFR ~~other than pursuant to clause (c) of the definition of “Base Rate”~~.
“Debt” means all items described in clauses (i) through (vii) and clause (ix) of the definition of Indebtedness (other than those items described in clause (ix) relating to obligations of the type described in clause (viii) of the definition of Indebtedness).
“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, administration, insolvency, reorganization, winding-up, dissolution or similar debtor relief Laws of the United States, England or other applicable jurisdictions from time to time in effect.
“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

172104678

“Default Rate” means (a) with respect to Base Rate Loans, an interest rate equal to (i) the Base Rate plus (ii) the Applicable Rate plus (iii) 2% per annum; (b) with respect to Eurocurrency Rate Loans or RFR Loans, an interest rate equal to (i) the interest rate (including any Applicable Rate) otherwise applicable to such Loan, plus (ii) 2% per annum; and (c) with respect to Swingline Loans, an interest rate equal to (i) the Base Rate plus (ii) the Applicable Rate plus (iii) 2% per annum.
“Defaulting Lender” means, subject to Section 2.12(b), any Lender that (a) has failed to (i) fund all or any portion of the Loans required to be funded by it hereunder within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Company in writing that such failure is the result of such Lender’s good faith determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, the Swingline Lender or any other Lender any other amount required to be paid by it hereunder (including, in the case of any Revolving Credit Lender, in respect of its participations in Swingline Loans) within two Business Days of the date when due, (b) has notified the Company, the Administrative Agent or the Swingline Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s good faith determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the Company, to confirm in writing to the Administrative Agent and the Company that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Company), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the FDIC or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent demonstrable error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.12(b)) upon delivery of written notice of such determination to the Company, the Swingline Lender and each Lender.
“Designated Obligations” means all Obligations consisting of (a) the principal of, and interest on, all outstanding Loans and (b) all fees.
“Dollar” and “$” mean lawful money of the United States.
“Dollar Equivalent” means, subject to Section 1.7, for any amount, at the time of determination thereof, (a) if such amount is expressed in Dollars, such amount~~,~~ and (b) if such amount is expressed in ~~a currency other Dollars~~an Alternative Currency, the equivalent of such amount in Dollars as determined by the Administrative Agent at such time ~~on the basis of the~~in its sole discretion by reference to the most recent Spot Rate for such ~~currency~~ Alternative Currency (as determined ~~in respect~~as of the most recent Revaluation Date) for the purchase of Dollars with such ~~currency~~Alternative Currency.
“Domestic Subsidiary” means any Subsidiary that is organized under the laws of any political subdivision of the United States.

172104678

~~“Early Opt-in Effective Date” means, with respect to any Early Opt-in Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, so long as the Administrative Agent has not received, by 5:00 p.m. on the fifth (5th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, written notice of objection to such Early Opt-in Election from Lenders comprising the Required Lenders.~~
~~“Early Opt-in Election” means the occurrence of: (a) a notification by the Administrative Agent to (or the request by the Company to the Administrative Agent to notify) each of the other parties hereto that at least five currently outstanding Dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a benchmark rate (and such syndicated credit facilities are identified in such notice and are publicly available for review), and (b) the joint election by the Administrative Agent and the Company to trigger a fallback from the Eurocurrency Rate for Dollars and the provision by the Administrative Agent of written notice of such election to the Lenders.~~
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“Electronic Record” has the meaning assigned to that term in, and shall be interpreted in accordance with, 15 U.S.C. 7006.
“Electronic Signature” has the meaning assigned to that term in, and shall be interpreted in accordance with, 15 U.S.C. 7006.
“Elevated Ratio Period” has the meaning assigned thereto in Section 6.16(a).
“Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 9.6(b)(iii) and (v) (subject to such consents, if any, as may be required under Section 9.6(b)(iii)).
“EMU Legislation” means the legislative measures of the European Council for the introduction of changeover to or operation of a single or unified European currency.
“Environmental Claims” means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, investigations or proceedings relating in any way to any Environmental Law (“Claims”) or any permit issued under any Environmental Law, including, without limitation, (a) any and all Claims by a Governmental Authority for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and (b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment.
“Environmental Law” means any United States federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy having the force of law or rule of common law now or hereafter in effect and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, in each case relating to the environment, health, safety or Hazardous Materials.

172104678

“ERISA” means the Employee Retirement Income Security Act of 1974.
“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the Company within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).
“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by the Company or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001 (a) (2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Company or any ERISA Affiliate from a Multiemployer Plan; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; (f) the determination that any Pension Plan or Multiemployer Plan is considered an at-risk plan or a plan in endangered or critical status within the meaning of the Pension Funding Rules; or (g) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Company or any ERISA Affiliate.
“Erroneous Payment” has the meaning assigned thereto in Section 8.12(a).
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor thereto), as in effect from time to time.
“EURIBOR” has the meaning assigned thereto in the definition of “Eurocurrency Base Rate”.
~~“EURIBOR Rate” has the meaning assigned thereto in the definition of “Eurocurrency Base Rate”.~~
“Euro” and “€” mean the single currency of the Participating Member States introduced in accordance with the EMU Legislation.
“Eurocurrency Banking Day” means, ~~(a) for Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Dollars, a London Banking Day, and (b)~~ for Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Euros, a TARGET Day; provided, that for purposes of notice requirements in Sections 2.2(a) and 2.3(a), in each case, such day is also a Business Day.
“Eurocurrency Base Rate” means,
~~(a)~~     for any Eurocurrency Rate Loan for any Interest Period:
~~(i)    denominated in Dollars, the greater of (A) the rate of interest per annum equal to the London interbank offered rate for deposits in Dollars (“USD LIBOR”) as administered by the IBA, or a comparable or successor administrator approved by the Administrative Agent, for a period equal to the applicable Interest Period (in each case, the “USD LIBOR Rate”), at approximately 11:00 a.m. (London time) on the Rate Determination Date; and (B) the Floor;~~
(~~ii~~a)    denominated in Euros, the greater of (~~A~~i) the rate of interest per annum equal to the Euro Interbank Offered Rate (“EURIBOR”) as administered by the European Money Markets Institute, or a comparable or successor administrator approved by the Administrative Agent ~~(in each case, the “EURIBOR Rate”~~, for a period comparable to the applicable Interest Period), at approximately 11:00 a.m. (Brussels ~~Time~~time) on the applicable Rate Determination Date~~,~~  and (~~B~~ii) the Floor; and

172104678

(~~iii)~~    b)    if applicable and approved by the Administrative Agent and the Lenders pursuant to Section 1.8, denominated in any other ~~Alternative~~ Currency (other than a Currency referenced in ~~clauses~~clause (~~i) or (ii~~a) above, Swiss Francs or Sterling), the rate ~~of interest per annum as~~ designated with respect to such ~~Alternative~~ Currency at the time such ~~Alternative Currency~~currency is approved by the Administrative Agent and the Revolving Credit Lenders~~,~~  pursuant to Section 1.8~~; and~~.
~~(b)    for any interest rate calculation with respect to a Base Rate Loan or (unless otherwise agreed in writing from time to time by the Swingline Lender and the Company) a Swingline Loan on any date, the rate of interest per annum determined on the basis of the rate for deposits in Dollars for a period of approximately one month as published by the IBA, or a comparable or successor quoting service approved by the Administrative Agent, at approximately 11:00 a.m. (London time) two (2) Eurocurrency Banking Days prior to the date of such calculation.~~
“Eurocurrency Rate” means, as to any Loan denominated in any applicable Currency not bearing interest based on an RFR (which, as of the date hereof, shall mean Dollars and each of the Currencies identified in clause (a) of the definition of “Alternative Currency”, other than Sterling and Swiss Francs) for any Interest Period, a rate per annum (rounded upwards, if necessary, to the next 1/1000 of 1%) determined by the Administrative Agent pursuant to the following formula:

Eurocurrency Rate =	Eurocurrency Base Rate for such Currency for such Interest Period
1.00-Eurocurrency Reserve Percentage

“Eurocurrency Rate Loan” means any Loan bearing interest at a rate based upon the Eurocurrency Rate ~~(other than Swingline Loans or pursuant to clause (c) of the definition of “Base Rate”). Eurocurrency Rate Loans advanced under the Revolving Credit Facility may be denominated in Dollars or in an Alternative Currency.~~.
“Eurocurrency Reserve Percentage” means, for any day, the percentage which is in effect for such day as prescribed by the FRB (or any successor) for determining the maximum reserve requirement (including, without limitation, any basic, supplemental or emergency reserves) in respect of eurocurrency liabilities or any similar category of liabilities for a member bank of the Federal Reserve System in New York City or any other reserve ratio or analogous requirement of any central banking or financial regulatory authority imposed in respect of the maintenance of the Commitments or the funding of the Loans. The Eurocurrency Rate for each outstanding Loan shall be adjusted automatically as of the effective date of any change in the Eurocurrency Reserve Percentage.
“Event of Default” means any of the events or circumstances specified in Section 7.1.
“Exchange Act” means the Securities Exchange Act of 1934.

172104678

“Excluded UK Taxes” means, with respect to any Lender, any deduction for or on account of UK Taxes on any payment made to such Lender under a Credit Document if, on the date such payment due, either (a) such Lender is not, or has ceased to be, a UK Qualifying Lender (other than as a result of any Change in Law after the date it became a party under this Agreement); (b) the relevant Lender is a UK Qualifying Lender solely by virtue of paragraph (b) of the definition of UK Qualifying Lender and an officer of H.M. Revenue & Customs has given (and not revoked) a direction (a “Direction”) under section 931 of the ITA which relates to the payment and that Lender has received from the borrower or other obligor making the payment a certified copy of that direction and the payment could have been made to the Lender without any UK Tax Deduction if that Direction had not been made; (c) the relevant Lender is a UK Qualifying Lender solely by virtue of paragraph (b) of the definition of UK Qualifying Lender and (i) the relevant Lender has not given a UK Tax Confirmation to the relevant borrower or other obligor making the payment and (ii) the payment could have been made to the Lender without any UK Tax Deduction if the Lender had given a UK Tax Confirmation to the relevant borrower or other obligor making the payment, on the basis that the UK Tax Confirmation would have enabled the relevant borrower or other obligor making the payment to have formed a reasonable belief that the payment was an “excepted payment” for the purpose of section 930 of the ITA; (d) such Lender is a UK Treaty Lender and the borrower or other obligor making the payment is able to demonstrate that such payment could have been made to such Lender without a UK Tax Deduction had such Lender complied with its obligations under Section 3.1(f) or (e) any UK Tax Deduction to the extent that the same would not have been imposed or made had a Lender (the “Original Lender”) not (i) assigned, transferred or otherwise disposed of any of its rights under this Agreement; or (ii) designated a new lending office; save in each case to the extent the withholding Tax arises as a result of any Change in Law after the date the Original Lender sells assigns, transfers or otherwise disposes of its rights under this Agreement or designates a new lending office.
“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, United States federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Company under Section 3.6(b)) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 3.1, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.1(f), (d) Excluded UK Taxes, (e) any Bank Charge and (f) any withholding Taxes imposed under FATCA.
“Existing Credit Agreement” has the meaning assigned thereto in the Statement of Purpose.
“Existing Note Purchase Agreement” means, individually or collectively as the context may require, (i) the Note Purchase and Guaranty Agreement dated July 19, 2017 among the Company, the UK Borrower and each of the purchasers listed in the Purchaser Schedule thereto, as amended, modified, supplemented or restated from time to time, (ii) the Note Purchase Agreement dated December 16, 2014 between the Company and each of the purchasers listed in Schedule B thereto, as amended, modified, supplemented or restated from time to time, and (iii) the Note Purchase Agreement dated July 31, 2008 between the Company and each of the purchasers listed in Schedule A thereto, as amended, modified, supplemented or restated from time to time.
“Facility” means the Term Loan Facility or the Revolving Credit Facility, as the context may require.
“FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board.

172104678

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities entered into in connection with the implementation of the foregoing.
“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that if such rate is not so published for any day which is a Business Day, the Federal Funds Rate for such day shall be the average of the quotation for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by the Administrative Agent. Notwithstanding the foregoing, if the Federal Funds Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.
~~“FCA” has the meaning assigned thereto in Section 1.10.~~
“Fee Letters” means, collectively, the Wells Fargo Fee Letter, the BofA Securities Fee Letter, the JPMorgan Fee Letter and the HSBC Fee Letter.
“Fitch” means Fitch Ratings, Inc.
“Floor” means a rate of interest equal to 0.00%.
“Financial Support Direction” means a financial support direction issued by the Pensions Regulator under Section 43 of the UK Pensions Act.
“Foreign Obligor” means a Credit Party that is a Foreign Subsidiary.
“Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary.
“Foreign Subsidiary Holding Company” means any Subsidiary substantially all of whose assets consist of capital stock and/or indebtedness of one or more Foreign Subsidiaries and any other assets incidental thereto.
“FRB” means the Board of Governors of the Federal Reserve System of the United States.
“Fronting Exposure” means, at any time there is a Defaulting Lender that is a Revolving Credit Lender, with respect to the Swingline Lender, such Defaulting Lender’s Revolving Credit Commitment Percentage of outstanding Swingline Loans other than Swingline Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Revolving Credit Lenders or Cash Collateralized in accordance with the terms hereof.
“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.
“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.

172104678

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government (including any supra national bodies such as the European Union or the European Central Bank), and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.
“Guarantee” by any Person means all obligations (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any Indebtedness, dividend or other obligation (including, without limitation, limited or full recourse obligations in connection with sales of receivables or any other Property) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation, all obligations incurred through an agreement, contingent or otherwise, by such Person: (i) to purchase such Indebtedness or obligation or any Property or assets constituting security therefor, (ii) to advance or supply funds (x) for the purchase or payment of such Indebtedness or obligation, or (y) to maintain working capital or other balance sheet condition, or otherwise to advance or make available funds for the purchase or payment of such Indebtedness or obligation, or (iii) to lease Property or to purchase securities or other Property or services primarily for the purpose of assuring the owner of such Indebtedness or obligation of the ability of the primary obligor to make payment of the Indebtedness or obligation, or (iv) otherwise to assure the owner of the Indebtedness or obligation of the primary obligor against loss in respect thereof. For the purpose of all computations made under this Agreement, the amount of a Guarantee in respect of any obligation shall be deemed to be equal to the maximum aggregate amount of such obligation or, if the Guarantee is limited to less than the full amount of such obligation, the maximum aggregate potential liability under the terms of the Guaranty.
“Guaranteed Parties” means, collectively, the Administrative Agent, each Lender, each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 8.5, any other holder from time to time of any of any Obligations and, in each case, their respective successors and permitted assigns.
“Guarantor” means each of the Company and each Subsidiary Guarantor.
“Guaranty” means each of the Company Guaranty and the Subsidiary Guaranties.
“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.
“Hedge Agreement” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other similar master agreement.

172104678

“Hedge Termination Value” means, in respect of any one or more Hedge Agreements with respect to any Person, after taking into account the effect of any legally enforceable netting agreement relating to such Hedge Agreements, (a) for any date on or after the date such Hedge Agreements have been closed out and termination value(s) determined in accordance therewith, such termination value(s) payable by such Person, and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) against such Person for such Hedge Agreements, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Hedge Agreements (which may include a Lender or any Affiliate of a Lender).
“HSBC” means HSBC USA, N.A. and its successors.

“HSBC Fee Letter” means the letter agreement, dated April 21, 2021, between the Company and HSBC.

~~“IBA” has the meaning assigned thereto in Section 1.10.~~
“Incremental Increases” has the meaning specified in Section 2.14(a).

“Incremental Lender” has the meaning specified in Section 2.14(a).

“Incremental Revolving Credit Facility Increase” has the meaning specified in Section 2.14(a).

“Incremental Term Loan” has the meaning specified in Section 2.14(a).

“Incremental Term Loan Commitment” has the meaning specified in Section 2.14(a).

“Indebtedness” means, for any Person, all of the following obligations of such Person, without duplication, required by GAAP to be shown as liabilities on its balance sheet, (i) obligations of such Person for borrowed money, (ii) obligations of such Person representing the deferred purchase price of property or services other than accounts payable and accrued expenses arising in the ordinary course of business on terms customary in the trade, (iii) obligations of such Person evidenced by notes, acceptances, or other instruments of such Person or arising out of letters of credit issued for such Person’s account, (iv) obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from Property now or hereafter owned or acquired by such Person, provided that to the extent recourse is limited to recovery against specific Property, the amount of Indebtedness of any Person for purposes of this clause (iv) shall be deemed to be the lesser of (X) the amount of any such Indebtedness and (Y) the fair market value of such Property as determined by such Person in good faith, (v) finance lease obligations of such Person, (vi) all Indebtedness (as defined above) of any partnership in which such Person is a general partner, (vii) any Receivables Transaction Attributed Indebtedness, (viii) Synthetic Lease Obligations of such Person, and (ix) obligations for which such Person is obligated pursuant to a Guarantee with respect to liabilities of a type described in any of clauses (i) through (viii) hereof.

“Indemnified Liabilities” has the meaning specified in Section 9.4.
“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Credit Party under any Credit Document and (b) to the extent not otherwise described in clause (a), Other Taxes.
“Indemnitees” has the meaning specified in Section 9.4.
“Information” has the meaning specified in Section 9.7.
~~“Initial RFR Loan” means an RFR Loan that would have borne interest based upon a Daily Simple RFR or a Term RFR on the Closing Date. Loans denominated in Sterling and Swiss Francs are Initial RFR Loans.~~

172104678

“Interest Payment Date” means (a) for a Base Rate Loan or a Swingline Loan, the last Business Day of each March, June, September and December and, with respect to any Lender, its Maturity Date in respect of the Facility under which the applicable Loan was made, (b) for a Daily Simple RFR Loan, the last Business Day of each calendar month and (c) as to any Eurocurrency Rate Loan or Term ~~RFR~~SOFR Loan, the last day of each Interest Period therefor and, in the case of any Interest Period of more than three (3) months’ duration, each day prior to the last day of such Interest Period that occurs at three-month intervals after the first day of such Interest Period (provided, that each such three-month interval payment day shall be the immediately succeeding Business Day if such day is not a Business Day, unless such day is not a Business Day but is a day of the relevant month after which no further Business Day occurs in such month, in which case such day shall be the immediately preceding Business Day) and, with respect to any Lender, its Maturity Date in respect of the Facility under which the applicable Loan was made.
“Interest Period” means, as to any Eurocurrency Loan or Term SOFR Loan, the period commencing on the date such Loan is disbursed or converted to or~~, with respect to any Eurocurrency Rate Loan or Term RFR Loan,~~  continued as a Eurocurrency Rate Loan or Term ~~RFR~~SOFR Loan, as applicable, and ending on the date one, three or six months thereafter, in each case, as selected by the Company in its Borrowing Notice; provided that:
(a)    the Interest Period shall commence on the date of advance of or conversion to any Eurocurrency Rate Loan or Term ~~RFR~~SOFR Loan, as applicable, and, in the case of immediately successive Interest Periods, each successive Interest Period shall commence on the date on which the immediately preceding Interest Period expires;
(b)    if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided that if any Interest Period would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the immediately preceding Business Day;
(c)    any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the relevant calendar month at the end of such Interest Period; ~~and~~
(d)    no Interest Period shall extend beyond the final Maturity Date with respect to the applicable Facility in effect at such time~~.~~; and
(e)    no tenor that has been removed from this definition pursuant to Section 3.3(c)(iv) shall be available for specification in any Notice of Borrowing.
“IRS” means the United States Internal Revenue Service.
“ITA” means the United Kingdom Income Tax Act 2007.
“JPMorgan” means JPMorgan Chase Bank, N.A. and its successors.
“JPMorgan Fee Letter” means the letter agreement, dated April 21, 2021, between the Company and JPMorgan.
“Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable executive orders, administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

172104678

“Lender” is defined in the introductory paragraph of this Agreement and, unless the context requires otherwise, includes the Swingline Lender.
“Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Company and the Administrative Agent, which office may include any Affiliate of such Lender or any domestic or foreign branch of such Lender or such Affiliate. Unless the context otherwise requires each reference to a Lender shall include its applicable Lending Office.
“Lien” means any interest in any Property or asset securing an obligation owed to, or a claim by, a Person other than the owner of the Property or asset, whether such interest is based on the common law, statute or contract, including, but not limited to, the security interest lien arising from a mortgage, encumbrance, pledge, conditional sale, security agreement or trust receipt, or a lease, consignment or bailment for security purposes and any financing lease having substantially the same economic effect as any of the foregoing.
“Loan” means the collective reference to the Revolving Credit Loans, the Term Loans, any Incremental Term Loans and the Swingline Loans, and “Loan” means any of such Loans.
~~“London Banking Day” means any day on which dealings in Dollar deposits are conducted by and between banks in the London interbank Eurodollar market.~~
“Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect on, the business, assets or financial condition of the Company and its Subsidiaries, taken as a whole; (b) a material impairment of the ability of (i) any Borrower to perform its obligations under this Agreement or any Note or (ii) the Company or any Subsidiary Guarantor to perform its obligations under the Guaranty to which it is a party; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against (i) any Borrower of this Agreement or any Note or (ii) the Company or any Subsidiary Guarantor of the Guaranty to which it is a party.
“Material Credit Facility” means, as to the Company and its Subsidiaries, any agreement(s) creating or evidencing indebtedness for borrowed money entered into on or after the Closing Date by the Company or any Subsidiary, or in respect of which the Company or any Subsidiary is an obligor or otherwise provides a guarantee or other credit support, in a principal amount outstanding or available for borrowing equal to or greater than $250,000,000 (or the equivalent of such amount in the relevant currency of payment, determined as of the date of the closing of such facility based on the exchange rate of such other currency).
“Material Domestic Subsidiary” means, as of any date of determination thereof, any Domestic Subsidiary, other than a Foreign Subsidiary Holding Company, of the Company that either (a) had assets of 5% or more of the total assets of the Company and its Domestic Subsidiaries on a consolidated basis as of the end of the fiscal period most recently ended for which financial statements have been delivered to the Administrative Agent, or (b) had revenues of 5% or more of the total revenues of the Company and its Domestic Subsidiaries on a consolidated basis for the fiscal period most recently ended for which financial statements have been delivered to the Administrative Agent.
“Material Subsidiary” means each of the following: (a) the UK Borrower, (b) each Subsidiary Guarantor that is a Material Domestic Subsidiary and (c) as of any date of determination, any other Subsidiary of the Company that had assets of 5% or more of the total assets of the Company and its Subsidiaries on a consolidated basis as of the end of the fiscal period most recently ended for which financial statements have been delivered to the Administrative Agent.
“Maturity Date” means (a) with respect to the Term Loan Facility, July 20, 2022 and (b) with respect to the Revolving Credit Facility, for any Lender, the later of (i) June 30, 2026 and (ii) if such Lender has consented to extend its Maturity Date with respect to the Revolving Credit Facility pursuant to Section 2.13, such extended Maturity Date as determined pursuant to such Section; provided, however, that, in each case, if such date is not a Business Day, the applicable Maturity Date shall be the next preceding Business Day.

172104678

“BofA Securities Fee Letter” means the letter agreement, dated April 22, 2021, between the Company and BofA Securities.
“BofA Securities” means BofA Securities, Inc. and its successors.
“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.
“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Company or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions or to which the Company or any ERISA Affiliate has any liability (contingent or otherwise).
“Non-Consenting Lender” means any Lender that does not approve any consent, waiver, amendment, modification or termination that (a) requires the approval of all Lenders or all affected Lenders in accordance with the terms of Section 9.1 and (b) has been approved by the Required Lenders.
“Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time.
“Non-Extending Lender” has the meaning specified in Section 2.13(b).
“Non-U.S. Lender” means any Lender that is not a U.S. Person.
“Note” means a Term Loan Note or a Revolving Credit Note, as the context may require.
“Notice of Account Designation” has the meaning specified in Section 2.2(b).
“Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Borrower or any Subsidiary Guarantor arising under any Credit Document or otherwise with respect to any Loan, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Borrower or any Subsidiary Guarantor or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.
“OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control.
“Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction, including with respect to any company incorporated in England, such company’s articles and memorandum of association); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

172104678

~~“Other Benchmark Rate Election” means, if the then-current Benchmark for Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Dollars, is the Eurocurrency Rate for Dollars, the occurrence of: (a) a notification by the Administrative Agent to (or the request by the Company to the Administrative Agent to notify) each of the other parties hereto that at least five currently outstanding Dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed), in lieu of a USD LIBOR-based rate, a term benchmark rate that is not a SOFR-based rate as a benchmark rate (and such syndicated credit facilities are identified in such notice and are publicly available for review), and (b) the joint election by the Administrative Agent and the Company to trigger a fallback from the Eurocurrency Rate for Dollars and the provision by the Administrative Agent of written notice of such election to the Lenders.~~
“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Credit Document, or sold or assigned an interest in any Loan or Credit Document).
“Other Taxes” means all present or future stamp, court, documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Credit Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.6(b)).
“Outstanding Amount” means with respect to Term Loans, Revolving Credit Loans and Swingline Loans on any date, the Dollar Equivalent Amount of the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments of Term Loans, Revolving Credit Loans and Swingline Loans, as the case may be, occurring on such date.
“Overnight Rate” means, for any day, (a) with respect to any amount denominated in Dollars, the greater of (i) the Federal Funds Rate and (ii) an overnight rate determined by the Administrative Agent (or to the extent payable to the Swingline Lender, the Swingline Lender, with notice to the Administrative Agent) to be customary in the place of disbursement or payment for the settlement of international banking transactions, and (b) with respect to any amount denominated in an Alternative Currency, an overnight rate determined by the Administrative Agent to be customary in the place of disbursement or payment for the settlement of international banking transactions.
“Participant” has the meaning specified in Section 9.6(d).
“Participant Register” has the meaning specified in Section 9.6(d).
“Participating Member State” means any member state of the European Union that has the Euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union.
“PATRIOT Act” has the meaning specified in Section 9.17.
“PBGC” means the Pension Benefit Guaranty Corporation.
“Pension Funding Rules” means the rules of the Code and ERISA regarding minimum required contributions (including any installment payment thereof) to Pension Plans and set forth in Sections 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA.

172104678

“Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and (i) is sponsored or maintained by the Company or any ERISA Affiliate or (ii) to which the Company or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five plan years, or to which the Company or any ERISA Affiliate has any liability (contingent or otherwise).
“Pensions Regulator” means the body corporate called the Pensions Regulator established under Part I of the UK Pensions Act.
“Permitted Liens” has the meaning specified in Section 6.12.
“Permitted Receivables Transaction” means a transaction whereby the Company and/or one or more of its Subsidiaries sells, transfers, otherwise disposes of or pledges Receivables or interests therein to or for the benefit of one or more third parties or another Subsidiary (and, in the latter case, such intermediate Subsidiary in turn sells, transfers, otherwise disposes of or pledges such Receivables or interests therein to one or more third parties) in connection with agreements providing for limited recourse or non-recourse to the Company or any of its Subsidiaries (other than any such intermediate Subsidiary), provided that (a) any such agreement is of a type and on terms customary for comparable transactions in the good faith judgment of the Company, (b) such agreement does not provide for the sale, transfer, disposition or pledge of, or otherwise create any interest in, any asset other than (i) Receivables, (ii) contracts associated with such Receivables, (iii) accounts into which payments of such Receivables are made, (iv) books and records related to such Receivables, (v) property securing or otherwise supporting, and guaranties and other credit support for the payment of, such Receivables, and (vi) proceeds of any of the foregoing and (c) on any date of determination, the Receivables Transaction Attributed Indebtedness with respect to such transaction shall not exceed at any time outstanding $250,000,000.
“Person” means a natural person, partnership, corporation, limited liability company, association, trust, unincorporated organization or any other entity or organization, including a Governmental Authority.
“Platform” has the meaning specified in Section 9.2.
“Plan” means any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) sponsored, maintained, contributed to or established by the Company or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any ERISA Affiliate.
“Prime Rate” means, at any time, the rate of interest per annum publicly announced from time to time by the Administrative Agent as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in such prime rate occurs. The parties hereto acknowledge that the rate announced publicly by the Administrative Agent as its prime rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks.
“Property” means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, whether now owned or hereafter acquired.
“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.
“Public Lender” has the meaning specified in Section 6.6.

172104678

“Rate Determination Date” means, with respect to any Interest Period, two (2) Eurocurrency Banking Days prior to the commencement of such Interest Period (or such other day as is generally treated as the rate fixing day by market practice in ~~such~~the applicable interbank market, as determined by the Administrative Agent; provided that to the extent that such market practice is not administratively feasible for the Administrative Agent, such other day as otherwise reasonably determined by the Administrative Agent).
“Receivable” means any right to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, including any items of property that would be classified as an account receivable of the Company or any Subsidiary, and any account, chattel paper, payment intangible or instrument under any applicable Uniform Commercial Code and any supporting obligations or proceeds as so defined of any of the foregoing.
“Receivables Transaction Attributed Indebtedness” means the amount of obligations outstanding under any Permitted Receivables Transaction that on any date of determination would be characterized as principal if such Permitted Receivables Transaction were structured as a secured lending transaction rather than as a purchase.
“Recipient” means (a) the Administrative Agent and (b) any Lender, as applicable.
~~“Reference Time” with respect to any setting of the then-current Benchmark for any Currency means (a) if such Benchmark is a Daily Simple RFR, (i) if the RFR for such Benchmark is SOFR, then four (4) RFR Business Days prior to (A) if the date of such setting is an RFR Business Day, such date or (B) if the date of such setting is not an RFR Business Day, the RFR Business Day immediately preceding such date, (ii) if the RFR for such Benchmark is SONIA, then four (4) RFR Business Days prior to (A) if the date of such setting is an RFR Business Day, such date or (B) if the date of such setting is not an RFR Business Day, the RFR Business Day immediately preceding such date, and (iii) if the RFR for such Benchmark is SARON, then five (5) RFR Business Days prior to (A) if the date of such setting is an RFR Business Day, such date or (B) if the date of such setting is not an RFR Business Day, the RFR Business Day immediately preceding such date, (b) if such Benchmark is a Eurocurrency Rate, (i) if the applicable Eurocurrency Rate for such Benchmark is based upon USD LIBOR, then 11:00 a.m. (London time) on the day that is two (2) Eurocurrency Banking Days preceding the date of such setting and (ii) if the applicable Eurocurrency Rate for such Benchmark is based upon EURIBOR, then 11:00 a.m. (Brussels time) on the day that is two (2) Eurocurrency Banking Days preceding the date of such setting and (c) otherwise, then the time determined by the Administrative Agent in its reasonable discretion, including in accordance with the Benchmark Replacement Conforming Changes.~~
“Register” has the meaning specified in Section 9.6(c).
“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees and advisors of such Person and of such Person’s Affiliates.
“Relevant Governmental Body” means (a) with respect to a Benchmark Replacement in respect of Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Dollars, the FRB or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the FRB or the Federal Reserve Bank of New York, or any successor thereto and (b) with respect to a Benchmark Replacement in respect of Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, any Alternative Currency, (1) the central bank for the Currency in which such Obligations, interest, fees, commissions or other amounts are denominated, or calculated with respect to, or any central bank or other supervisor which is responsible for supervising either (A) such Benchmark Replacement or (B) the administrator of such Benchmark Replacement or (2) any working group or committee officially endorsed or convened by (A) the central bank for the Currency in which such Obligations, interest, fees, commissions or other amounts are denominated, or calculated with respect to, (B) any central bank or other supervisor that is responsible for supervising either (i) such Benchmark Replacement or (ii) the administrator of such Benchmark Replacement, (C) a group of those central banks or other supervisors or (D) the Financial Stability Board or any part thereof.

172104678

“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA.
“Required Facility Lenders” means (a) for the Revolving Credit Facility, the Required Revolving Credit Lenders and (b) for the Term Loan Facility, the Required Term Loan Lenders.
“Required Lenders” means, at any time, Lenders having Total Credit Exposures representing more than 50% of the sum of the Total Credit Exposures of all Lenders. The Total Credit Exposure of any Defaulting Lender shall be disregarded in determining Required Lenders at any time; provided that the amount of any participation in any Swingline Loan that any Defaulting Lender which is a Revolving Credit Lender has failed to fund that have not been reallocated to and funded by another Revolving Credit Lender shall be deemed to be held by the Lender that is the Swingline Lender in making such determination.
“Required Revolving Credit Lenders” means, at any time, Lenders having more than 50% of the sum of the aggregate Revolving Credit Exposure of all Lenders plus the aggregate unused Revolving Credit Commitments of all Lenders. The sum of the Revolving Credit Exposure and unused Revolving Credit Commitment of any Defaulting Lender shall be disregarded in determining Required Revolving Credit Lenders at any time; provided that the amount of any participation in any Swingline Loan that such Defaulting Lender has failed to fund that have not been reallocated to and funded by another Revolving Credit Lender shall be deemed to be held by the Lender that is the Swingline Lender in making such determination.
“Required Term Loan Lenders” means, at any time, Lenders having more than 50% of the sum of the Outstanding Amount of Term Loans. The Outstanding Amount of Term Loans of any Defaulting Lender shall be disregarded in determining Required Term Loan Lenders at any time.
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“Responsible Officer” means the chief executive officer, president, executive vice president, chief financial officer or treasurer of a Credit Party (or in relation to the UK Borrower, a director or company secretary of the UK Borrower). Any document delivered hereunder that is signed by a Responsible Officer of a Credit Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Credit Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Credit Party.
“Revaluation Date” means, subject to Section 1.7, with respect to any Revolving Credit Loan denominated in an Alternative Currency, each of the following: (i) ~~each~~the date of ~~a Borrowing of an RFR Loan or a Eurocurrency Rate Loan, as applicable, denominated in an Alternative Currency~~the borrowing of such Revolving Credit Loan but only as to the amounts so borrowed on such date, (ii) each date of a continuation of ~~an RFR Loan or a Eurocurrency Rate Loan, as applicable, denominated in an Alternative Currency~~such Revolving Credit Loan pursuant to ~~Section 2.2~~the terms of this Agreement, but only as to the amounts so continued on such date and (~~iv~~iii) such additional dates as the Administrative Agent shall determine ~~or the Required Revolving Credit Lenders shall require~~.
“Revolving Credit Availability Period” for any Lender means the period from and including the Closing Date to the earliest of (a) the Maturity Date with respect to the Revolving Credit Facility for such Lender, (b) the date of termination of the Aggregate Revolving Credit Commitments pursuant to Section 2.4, and (c) the date of termination of the commitment of each Lender to make Revolving Credit Loans pursuant to Section 7.2.
“Revolving Credit Borrowing” means (a) the total of Revolving Credit Loans of a single Type advanced by Lenders on a single date in the same currency and, in the case of Eurocurrency Rate Loans or Term SOFR Loans, for a single Interest Period, pursuant to Section 2.1(a) or (b) the making of any Revolving Credit Loan, as the context requires.

172104678

“Revolving Credit Commitment” means as to any Lender, the obligation of such Lender to make Revolving Credit Loans to, and to purchase participations in Swingline Loans for the account of, the Borrowers hereunder in an aggregate principal amount at any time outstanding not to exceed the amount set forth opposite such Lender’s name on the Register, as such amount may be modified at any time or from time to time pursuant to the terms hereof (including, without limitation, Section 2.14). The initial amount of the Revolving Credit Commitment of each Lender is set forth on Annex A under the caption “Revolving Credit Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Lender shall have assumed its Revolving Credit Commitment, as applicable.
“Revolving Credit Commitment Percentage” means with respect to any Revolving Credit Lender at any time, such Revolving Credit Lender’s Commitment Percentage in respect of the Revolving Credit Facility at such time.
“Revolving Credit Exposure” means, as to any Lender at any time, the Dollar Equivalent of the aggregate principal amount at such time of its outstanding Revolving Credit Loans and such Lender’s participation in Swingline Loans at such time.
“Revolving Credit Facility” means, at any time, the revolving credit facility provided in this Agreement pursuant to the Aggregate Revolving Credit Commitments, including the participations in Swingline Loans thereunder.
“Revolving Credit Facility Fee” has the meaning specified in Section 2.7(a).
“Revolving Credit Lender” means, at any time, any Lender that has a Revolving Credit Commitment or Revolving Credit Exposure at such time.
“Revolving Credit Loan” has the meaning specified in Section 2.1(a).
“Revolving Credit Note” means a promissory note made by a Borrower in favor of a Revolving Credit Lender evidencing Revolving Credit Loans or Swingline Loans, as the case may be, made by such Revolving Credit Lender to such Borrower, substantially in the form of Exhibit D-1.
“RFR” means, for any Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, (a) Dollars, ~~on and after the USD LIBOR Transition Date,~~Term SOFR, (b) Sterling, SONIA and (c) Swiss Francs, SARON.
~~“RFR Administrator” means the SOFR Administrator, the SONIA Administrator or the SARON Administrator, as applicable.~~
“RFR Business Day” means, for any Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, (a) Dollars, ~~on and after the USD LIBOR Transition Date,~~ any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities, (b) Sterling, any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which banks are closed for general business in London, and (c) Swiss Francs, any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which banks are closed for the settlement of payments and foreign exchange transactions in Zurich; provided, that for purposes of notice requirements in Sections 2.2(a) and 2.3(a), in each case, such day is also a Business Day.
“RFR Loan” means a Daily Simple RFR Loan or a Term ~~RFR~~SOFR Loan, as the context may require.
“RFR Rate Day” has the meaning assigned thereto in the definition of “Daily Simple RFR”.
“S&P” means Standard & Poor’s Financial Services LLC, a part of McGraw-Hill Financial and any successor thereto

172104678

“Same Day Funds” means (a) with respect to disbursements and payments in Dollars, immediately available funds, and (b) with respect to disbursements and payments in an Alternative Currency, same day or other funds as may be determined by the Administrative Agent to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Alternative Currency.
“Sanctions” means any and all economic or financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes and restrictions and anti-terrorism laws, including but not limited to those imposed, administered or enforced from time to time by the U.S. government (including those administered by OFAC or the U.S. Department of State), the United Nations Security Council, the European Union, any European member state, ~~Her~~His Majesty’s Treasury, or other relevant sanctions authority in any jurisdiction in which (a) the Company or any of its Subsidiaries or Affiliates is located or conducts business, (b) in which any of the proceeds of any Borrowing will be used, or (c) from which repayment of any Borrowing will be derived.
“Sanctioned Country” means at any time, a country, region or territory which is the subject or target of comprehensive Sanctions (as of the Closing Date, Cuba, Iran, North Korea, Syria and Crimea).
“Sanctioned Person” means, at any time, (a) any Person or vessel listed in any Sanctions-related list of designated Persons maintained by OFAC (including, without limitation, OFAC’s Specially Designated Nationals and Blocked Persons List and OFAC’s Consolidated Sanctions List (Non-SDN Lists)), the U.S. Department of State, the United Nations Security Council, the European Union, any European member state, ~~Her~~His Majesty’s Treasury, or other relevant sanctions authority, (b) any Person organized or ordinarily resident in a Sanctioned Country, (c) the Government of a Sanctioned Country or Venezuela; or (d) any Person owned 50% or more or controlled by, or acting or purporting to act for or on behalf of, directly or indirectly, any such Person or Persons described in clauses (a), (b) and (c), including a Person that is deemed by OFAC to be a Sanctions target based on the ownership of such legal entity by Sanctioned Person(s).
“SARON” means a rate equal to the Swiss Average Rate Overnight as administered by the SARON Administrator.
“SARON Administrator” means the SIX Swiss Exchange AG (or any successor administrator of the Swiss Average Rate Overnight).
“SARON Administrator’s Website” means SIX Swiss Exchange AG’s website, currently at https://www.six-group.com, or any successor source for the Swiss Average Rate Overnight identified as such by the SARON Administrator from time to time.
~~“Screen Rate” means, for any Eurocurrency Rate Loan denominated in Dollars, the USD LIBOR Rate and for any Eurocurrency Rate Loan denominated in Euros, the EURIBOR Rate.~~
“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.
“SEC Reports” means the annual, regular, periodic and special reports that the Company has filed with the SEC under Section 12, 13 or 15(d) of the Exchange Act which are publicly available prior to the date of this Agreement.
“SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.
“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

172104678

~~“SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.~~
“SONIA” means a rate equal to the Sterling Overnight Index Average as administered by the SONIA Administrator.
“SONIA Administrator” means the Bank of England (or any successor administrator of the Sterling Overnight Index Average).
“SONIA Administrator’s Website” means the Bank of England’s website, currently at http://www.bankofengland.co.uk, or any successor source for the Sterling Overnight Index Average identified as such by the SONIA Administrator from time to time.
“Special Notice Currency” means at any time an Alternative Currency, other than the currency of a country that is a member of the Organization for Economic Cooperation and Development at such time located in North America or Europe.
“Specified Acquisition” has the meaning assigned thereto in Section 6.16(a).
“Spot Rate” means, subject to Section 1.7, for a Currency ~~means~~, the rate ~~determined~~ provided (either by publication or otherwise provided or made available to the Administrative Agent) by Thomson Reuters Corp. (or equivalent service chosen by the Administrative Agent ~~to be the rate quoted by the Person acting in such capacity~~in its reasonable discretion) as the spot rate for the purchase ~~by such Person~~ of such Currency with another currency ~~through its principal foreign exchange trading office at approximately 11:00 a.m. on the date two Business Days prior to the date as of which the foreign exchange computation is made; provided that the Administrative Agent may obtain such spot rate from another financial institution designated~~at a time selected by the Administrative Agent ~~if the Person acting in such capacity does not have as of the date of determination a spot buying rate for any such Currency.~~ in accordance with the procedures generally used by the Administrative Agent for syndicated credit facilities in which it acts as administrative agent.
~~“Spread Adjusted SOFR” means with respect to any RFR Business Day, a rate per annum equal to the sum of (a) SOFR for such RFR Business Day plus (b) 0.11448% (11.448 basis points).~~
~~“Spread Adjusted Term SOFR” means, for any Available Tenor and Interest Period, a rate per annum equal to the sum of (a) the forward-looking term rate for a period comparable to such Available Tenor based on the SOFR that is published by an authorized benchmark administrator and is displayed on a screen or other information service, each as identified or selected by the Administrative Agent in its reasonable discretion at approximately a time and as of a date prior to the commencement of such Interest Period determined by the Administrative Agent in its reasonable discretion in a manner substantially consistent with market practice and (b) (i) 0.11448% (11.448 basis points) for an Available Tenor of one-month’s duration, (ii) 0.26161% (26.161 basis points) for an Available Tenor of three-months’ duration, and (iii) 0.42826% (42.826 basis points) for an Available Tenor of six-months’ duration.~~
“Sterling” and “£” mean the lawful currency of the United Kingdom.
“Subsidiary” means, for the Company, any corporation or other entity of which more than fifty percent (50%) of the outstanding stock or comparable equity interests having ordinary voting power for the election of the Board of Directors of such corporation or similar governing body in the case of a non-corporation (other than securities or interests having such power only by reason of the happening of a contingency) is at the time directly or indirectly owned by the Company or by one or more of its Subsidiaries.
“Subsidiary Guarantor” means any Subsidiary of the Company that is party to a Subsidiary Guaranty.

172104678

“Subsidiary Guaranty” means a Subsidiary Guaranty Agreement entered into by one or more Subsidiaries of the Company after the Closing Date in favor of the Administrative Agent, for the benefit of the Guaranteed Parties, which shall be substantially in the form of Exhibit G or, in the case of any Foreign Subsidiary of the Company, any other subsidiary guaranty agreement entered into by one or more such Foreign Subsidiaries in favor of the Administrative Agent, for the benefit of the Guaranteed Parties, each of which shall be in form and substance reasonably satisfactory to the Administrative Agent.

“Swingline Borrowing” means a borrowing of a Swingline Loan pursuant to Section 2.1(c).
“Swingline Lender” means Wells Fargo in its capacity as provider of Swingline Loans, or any successor swing line lender hereunder.
“Swingline Loan” has the meaning specified in Section 2.1(c).
“Swingline Rate” means the rate per annum as may be agreed upon in writing from time to time by the Swingline Lender and the Company.
“Swingline Sublimit” means an amount equal to the lesser of (a) $30,000,000 and (b) the Aggregate Revolving Credit Commitments. The Swingline Sublimit is part of, and not in addition to, the Aggregate Revolving Credit Commitments.
“Swiss Franc” means the lawful currency of Switzerland.
“Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).
~~“TARGET2” means Trans-European Automated Real-time Gross Settlement Express Transfer payment system which utilizes a single shared platform and which was launched on November 19, 2007.~~
“T2” means the real time gross settlement system operated by the Eurosystem, or any successor system.
“TARGET Day” means any day on which ~~TARGET2~~T2 is open for the settlement of payments in Euro.
“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, fines, additions to tax or penalties applicable thereto.
“Term Loan” has the meaning specified in Section 2.1(b).
“Term Loan Borrowing” means (a) the total of Term Loans of a single Type advanced by Lenders on a single date in the same currency and, in the case of ~~Eurocurrency Rate~~Term SOFR Loans, for a single Interest Period, pursuant to Section 2.1(b) or (b) the making of any Term Loan, as the context requires.
“Term Loan Commitment” means as to any Lender, the obligation of such Lender to make a Term Loan to the UK Borrower hereunder on the Closing Date in a principal amount equal to the amount set forth opposite such Lender’s name on the Register, as such amount may be modified at any time or from time to time pursuant to the terms hereof.
“Term Loan Facility” means, at any time, the term loan facility provided in this Agreement pursuant to the aggregate Term Loan Commitments.

172104678

“Term Loan Lender” means, at any time, any Lender that has a Term Loan Commitment or an outstanding Term Loan at such time.
“Term Loan Note” means a promissory note made by the UK Borrower in favor of a Term Loan Lender evidencing the Term Loan made by such Term Loan Lender, substantially in the form of Exhibit D-2.
~~“Term RFR” means, with respect to any Currency for any Interest Period, a rate per annum equal to (a) for any Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Dollars, the greater of (i) Spread Adjusted Term SOFR and (ii) the Floor and (b) for any Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Sterling or Swiss Francs, the greater of (i) the forward-looking term rate for a period comparable to such Interest Period based on the RFR for such Currency that is published by an authorized benchmark administrator and is displayed on a screen or other information service, each as identified or selected by the Administrative Agent in its reasonable discretion at approximately a time and as of a date prior to the commencement of such Interest Period determined by the Administrative Agent in its reasonable discretion in a manner substantially consistent with market practice and (ii) the Floor.~~
“Term SOFR” means,
(a)    for any calculation with respect to a Term SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) RFR Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (Eastern time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding RFR Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding RFR Business Day is not more than three (3) RFR Business Days prior to such Periodic Term SOFR Determination Day, and
(b)    for any calculation with respect to a Base Rate Loan or Swingline Loan on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “Base Rate Term SOFR Determination Day”) that is two (2) RFR Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (Eastern time) on any Base Rate Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding RFR Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding RFR Business Day is not more than three (3) RFR Business Days prior to such Base Rate SOFR Determination Day.
“Term SOFR Adjustment” means a percentage equal to 0.10% per annum.
“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion).
“Term ~~RFR~~SOFR Loan” means ~~a~~any Loan that bears interest at a rate based on Adjusted Term ~~RFR~~SOFR other than pursuant to clause (c) of the definition of “Base Rate”.
“Term SOFR Reference Rate” means the forward-looking term rate based on SOFR.
~~“Term RFR Notice” means a notification by the Administrative Agent to the Lenders and the Company of the occurrence of a Term RFR Transition Event.~~

172104678

~~“Term RFR Transition Date” means, in the case of a Term RFR Transition Event, the date that is thirty (30) calendar days after the Administrative Agent has provided the related Term RFR Notice to the Lenders and the Company pursuant to Section 3.3(c)(i)(C).~~
~~“Term RFR Transition Event” means, with respect to any Currency for any Interest Period, the determination by the Administrative Agent that (a) the applicable Term RFR for such Currency has been recommended for use by the Relevant Governmental Body and (b) the administration of such Term RFR is administratively feasible for the Administrative Agent.~~
“Threshold Amount” means $75,000,000.
“Total Credit Exposure” means, as to any Lender at any time, the unused Commitments, Revolving Credit Exposure and outstanding Term Loans of such Lender at such time.
“Total Outstanding Revolving Credit Amount” means the aggregate Outstanding Amount of all Revolving Credit Loans and Swingline Loans.
~~“Transitioned RFR Loan” means a Loan that is an RFR Loan that would not have borne interest based upon a Daily Simple RFR or a Term RFR on the Closing Date. To the extent that Loans denominated in Dollars bear interest based on a Daily Simple RFR or Term RFR after the Closing Date, such Loans would be Transitioned RFR Loans.~~
“Treasury Management Agreement” means any treasury management services, autoborrow, sweep or similar agreement entered into between the Company and the Swingline Lender.
“Type” means, with respect to a Loan, its character as a Base Rate Loan, Eurocurrency Rate Loan, Daily Simple RFR Loan or Term ~~RFR~~SOFR Loan.
“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“UK Pensions Act” means the Pensions Act 2004 as enacted in the United Kingdom.
“UK Pensions Schemes Act” means the Pensions Schemes Act 1993 as enacted in the United Kingdom.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

172104678

“UK Qualifying Lender” means a Lender that is beneficially entitled to interest payable to that Lender in respect of an advance under a Credit Document and is (a) a Lender (i) that is a bank (as defined for the purpose of section 879 of the ITA) making an advance under a Credit Document or (ii) in respect of an advance made under a Credit Document by a Person that was a bank (as defined for the purpose of section 879 of the ITA) at the time such advance was made, and in each case within the charge to United Kingdom corporation tax on all payments of interest made with respect to such advance or, in respect of (i) would be within such charge as respects such payment apart from section 18A of the CTA; (b) a Lender which is (i) a company resident in the United Kingdom for United Kingdom tax purposes, (ii) a partnership, each member of which is (x) a company so resident in the United Kingdom; or (y) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (within the meaning of section 19 of the CTA) the whole or any share of the interest payable in respect of that advance that falls to it by reason of Part 17 of the CTA; or (iii) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings the interest into account in computing its chargeable profits (within the meaning of section 19 of the CTA); or (c) a UK Treaty Lender.

“UK Taxes” means Taxes imposed by the United Kingdom.

“UK Tax Confirmation” means confirmation by a Lender that the Person beneficially entitled to interest payable to such Lender in respect of an advance under a Credit Document is either (a) a company resident in the United Kingdom for United Kingdom tax purposes, (b) a partnership, each member of which is (i) a company so resident in the United Kingdom; or (ii) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (within the meaning of section 19 of the CTA) the whole or any share of the interest payable in respect of that advance that falls to it by reason of Part 17 of the CTA; or (c) a company not so resident in the United Kingdom that carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of such advance in computing the chargeable profits of such company (within the meaning of section 19 of the CTA).

“UK Tax Deduction” means a deduction or withholding for or on account of UK Taxes from a payment under a Credit Document (other than any deduction or withholding from a payment under a Credit Document required by FATCA).

“UK Treaty Lender” means a Lender that (a) is treated as a resident of a UK Treaty State (in accordance with the provisions of the relevant double taxation agreement), (b) does not carry on a business in the United Kingdom through a permanent establishment with which such Lender’s participation in the Loan is effectively connected, (c) meets all other conditions in the relevant double taxation agreement for full exemption from tax on interest in the United Kingdom and has completed all necessary procedural formalities such that the relevant Credit Party can make payments without a UK Tax Deduction.

“UK Treaty State” means a jurisdiction party to a double taxation agreement with the United Kingdom that makes provision for full exemption from tax imposed by the United Kingdom on interest.
“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.
“Unfunded Pension Liability” means the excess of a Pension Plan’s benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Pension Plan’s assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.
“United States” and “U.S.” mean the United States of America.
~~“USD LIBOR” has the meaning assigned thereto in the definition of “Eurocurrency Base Rate”.~~

172104678

~~“USD LIBOR Rate” has the meaning assigned thereto in the definition of “Eurocurrency Base Rate”.~~
~~“USD LIBOR Transition Date” means, the earlier of: (a) the date that all Available Tenors of USD LIBOR have either (i) permanently or indefinitely ceased to be provided by IBA; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of USD LIBOR or (ii) been announced by the FCA pursuant to public statement or publication of information to be no longer representative and (b) the Early Opt-in Effective Date, so long as, in the case of (a) or (b), a Benchmark Replacement has not as of such date replaced the Eurocurrency Rate for Dollars pursuant to Section 3.3(c)(i) as the result of an Other Benchmark Rate Election.~~
“U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code.
“U.S. Tax Compliance Certificate” has the meaning specified in Section 3.1(f)(ii)(B)(3).
“Voting Stock” of any Person means capital stock of any class or classes (however designated) having ordinary voting power for the election of directors of such Person, other than stock having such power only by reason of the happening of a contingency.
“Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (b) the then outstanding principal amount of such Indebtedness, in each case of clauses (a) and (b), without giving effect to the application of any prior prepayment to such installment, sinking fund, serial maturity or other required payment of principal.
“Wells Fargo” means Wells Fargo Bank, National Association, a national banking association, and its successors.
“Wells Fargo Fee Letter” means the letter agreement, dated April 22, 2021, among the Company, Wells Fargo and WFS.
“WFS” means Wells Fargo Securities, LLC and its successors.
“Wholly-Owned” when used in connection with any Subsidiary of the Company means a Subsidiary of which all of the issued and outstanding shares of stock or other equity interests (other than directors’ qualifying shares as required by Law or equity interests held by Persons other than the Company or any Subsidiary of the Company to the extent required in connection with any Permitted Receivables Transaction) are owned by the Company and/or one or more of its Wholly-Owned Subsidiaries.
“Write-Down and Conversion Powers” means (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.
“Yen” and “¥” mean the lawful currency of Japan.

172104678

Section 1.2    Other Interpretive Provisions. With reference to this Agreement and each other Credit Document, unless otherwise specified herein or in such other Credit Document:
(a)    The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.
(b)    (i)    The words “herein,” “hereto,” “hereof” and “hereunder” and words of similar import when used in any Credit Document shall refer to such Credit Document as a whole and not to any particular provision thereof.
(ii)    Section, Annex, Exhibit and Schedule references are to the Credit Document in which such reference appears.
(iii)    The term “including” is by way of example and not limitation.
(iv)    The term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form.
(c)    In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”
(d)    Section headings herein and in the other Credit Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Credit Document.
Section 1.3    Accounting Terms.
(a)    All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, except as otherwise specifically prescribed herein. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Debt of the Company and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded.
(b)    If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Credit Document, and either the Company or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Company shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) unless such request shall be withdrawn, the Company shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.
(c)    Consolidation of Variable Interest Entities. All references herein to consolidated financial statements of the Company and its Subsidiaries or to the determination of any amount for the Company and its Subsidiaries on a consolidated basis or any similar reference shall, in each case, be deemed to include each variable interest entity that the Company is required to consolidate pursuant to FASB ASC 810 as if such variable interest entity were a Subsidiary as defined herein.

172104678

Section 1.4    Rounding. Any financial ratios required to be maintained by the Company pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).
Section 1.5    References to Agreements and Laws. Unless otherwise expressly provided herein, (a) references to Organization Documents, agreements (including the Credit Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are not prohibited by any Credit Document; and (b) references to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law.
Section 1.6    Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).
Section 1.7    Exchange Rates; Currency Equivalents; Daily Simple RFR Loans.
(a)    The Administrative Agent shall determine the Dollar Equivalent amounts of Loans and Outstanding Amounts denominated in Alternative Currencies. Such Dollar Equivalent shall become effective as of such Revaluation Date and shall be the Dollar Equivalent of such amounts until the next Revaluation Date to occur. Except for purposes of financial statements delivered by Credit Parties hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any Currency (other than Dollars) for purposes of the Credit Documents shall be such Dollar Equivalent amount as so determined by the Administrative Agent.
(b)    Wherever in this Agreement in connection with a Borrowing, conversion, continuation or prepayment of a RFR Loan or Eurocurrency Rate Loan, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Borrowing or Loan is denominated in an Alternative Currency, such amount shall be the relevant Alternative Currency Equivalent of such Dollar amount (rounded to the nearest unit of such Alternative Currency, with 0.5 of a unit being rounded upward), as determined by the Administrative Agent.
(c)    Notwithstanding the foregoing provisions of this Section 1.7 or any other provision of this Agreement, in connection with Daily Simple RFR Loans in an Alternative Currency for a particular Borrower, the Spot Rate on each date of borrowing by such Borrower shall be the Spot Rate in effect as of the Revaluation Date applicable to the first borrowing of any such Daily Simple RFR Loans by such Borrower in such Alternative Currency (or, if applicable, any later Revaluation Date pursuant to clause (a)(iii) of the definition of “Revaluation Date”).
Section 1.8    Additional Alternative Currencies.
(a)    The Company may from time to time request that Revolving Credit Loans be made in a currency other than those specifically listed in the definition of “Alternative Currency;” provided that such requested currency is (A) a lawful currency (other than Dollars) that is readily available and freely transferable and convertible into Dollars, (B) dealt with in the London or other applicable offshore interbank deposit market and (C) for which no central bank or other governmental authorization in the country of issue of such currency is required to give authorization for the use of such currency by any Lender for making Revolving Credit Loans, unless such authorization has been obtained and remains in full force and effect. In the case of any such request with respect to the making of Revolving Credit Loans, such request shall be subject to the approval of the Administrative Agent and the Revolving Credit Lenders.

172104678

(b)    Any such request shall be made to the Administrative Agent not later than 11:00 a.m., twenty (20) Business Days prior to the date of the desired Borrowing (or such other time or date as may be agreed by the Administrative Agent in its sole discretion). Each such request shall also identify the applicable benchmark rate that is to apply to Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, such requested additional Alternative Currency. In the case of any such request pertaining to Revolving Credit Loans, the Administrative Agent shall promptly notify each Revolving Credit Lender thereof. Each Revolving Credit Lender shall notify the Administrative Agent, not later than 11:00 a.m., ten (10) Business Days after receipt of such request whether it consents, in its sole discretion, to the making of Revolving Credit Loans in such requested currency and the usage of such benchmark rate.
(c)    Any failure by a Revolving Credit Lender to respond to such request within the time period specified in the last sentence of Section 1.8(b) shall be deemed to be a refusal by such Lender to permit Revolving Credit Loans to be made in such requested currency and such benchmark rate to be used. If the Administrative Agent and all the Revolving Credit Lenders consent to making Revolving Credit Loans in such requested currency and using such benchmark rate, the Administrative Agent shall so notify the Company and such currency shall thereupon be deemed for all purposes (including, for the avoidance of doubt, Section 2.2) to be an Alternative Currency hereunder for purposes of any Revolving Credit Borrowings. If the Administrative Agent shall fail to obtain consent to any request for an additional currency under this Section 1.8, the Administrative Agent shall promptly so notify the Company.
In connection with any approved request for an Alternative Currency, the Administrative Agent will have the right to make any technical, administrative or operational changes that the Administrative Agent decides may be appropriate to reflect the inclusion of such Alternative Currency and the adoption and implementation of the benchmark rate applicable thereto and to permit the administration thereof by the Administrative Agent from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.
Section 1.9    Change of Currency.
(a)    Each obligation of the Borrowers to make a payment denominated in the national currency unit of any member state of the European Union that adopts the Euro as its lawful currency after the date hereof shall be redenominated into Euro at the time of such adoption (in accordance with the EMU Legislation). If, in relation to the currency of any such member state, the basis of accrual of interest expressed in this Agreement in respect of that currency shall be inconsistent with any convention or practice in the applicable interbank market for the basis of accrual of interest in respect of the Euro, such expressed basis shall be replaced by such convention or practice with effect from the date on which such member state adopts the Euro as its lawful currency; provided that if any Revolving Credit Borrowing in the currency of such member state is outstanding immediately prior to such date, such replacement shall take effect, with respect to such Revolving Credit Borrowing, at the end of the then current Interest Period.
(b)    Each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time reasonably specify to be appropriate to reflect the adoption of the Euro by any member state of the European Union and any relevant market conventions or practices relating to the Euro.
(c)    Each provision of this Agreement also shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect a change in currency of any other country and any relevant market conventions or practices relating to the change in currency.

172104678

Section 1.10    Rates. The ~~interest rate on Loans denominated in Dollars or an Alternative Currency may be determined by reference to a benchmark rate that is, or may in the future become, the subject of regulatory reform or cessation. Regulators have signaled the need to use alternative reference rates for some of these benchmark rates and, as a result, such benchmark rates may cease to comply with applicable laws and regulations, may be permanently discontinued or the basis on which they are calculated may change. The London interbank offered rate, which may be one of the benchmark rates with reference to which the interest rate on Loans may be determined, is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the ICE Benchmark Administration (“IBA”), the administrator of the London interbank offered rate, and the Financial Conduct Authority (the “FCA”), the regulatory supervisor of IBA, announced in public statements (the “Announcements”) that the final publication or representativeness date for the London interbank offered rate for: (a) Sterling, Yen, Swiss Francs and Euros will be December 31, 2021, (b) Dollars for 1-week and 2-month tenor settings will be December 31, 2021 and (c) Dollars for overnight, 1-month, 3-month, 6-month and 12-month tenor settings will be June 30, 2023. No successor administrator for IBA was identified in such Announcements. As a result, it is possible that commencing immediately after such dates, the London interbank offered rate for such currencies and tenors may no longer be available or may no longer be deemed a representative reference rate upon which to determine the interest rate on applicable Loans. There is no assurance that the dates set forth in the Announcements will not change or that IBA or the FCA will not take further action that could impact the availability, composition or characteristics of any London interbank offered rate. Public and private sector industry initiatives have been and continue, as of the date hereof, to be underway to implement new or alternative reference rates to be used in place of London interbank offered rates. In the event that the London interbank offered rate or any other then-current Benchmark is no longer available or in certain other circumstances set forth in Section 3.3(c), such Section 3.3(c) provides a mechanism for determining an alternative rate of interest. The Administrative Agent will notify the Company, pursuant to Section 3.3(c), of any change to the reference rate upon which the interest rate on Loans is based. However, the~~ Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (i) the continuation of, administration of, submission of, calculation of or any other matter related to the ~~London interbank offered rate~~Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR, any Daily Simple RFR, the rates in the definition of “Eurocurrency Base Rate” or any other Benchmark, or any component definition thereof or rates ~~referenced~~referred to in the definition thereof, or with respect to any alternative, successor or replacement rate thereto (including ~~any then-current Benchmark or~~ any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement), as it may or may not be adjusted pursuant to Section 3.3(c), will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Term SOFR Reference Rate, Term SOFR, Adjusted Term SOFR, any Daily Simple RFR, the rates in the definition of “Eurocurrency Base Rate”, such Benchmark or any other Benchmark prior to its discontinuance or unavailability, or (ii) the effect, implementation or composition of any ~~Benchmark Replacement~~ Conforming Changes. The Administrative Agent and its Affiliates or other related entities may engage in transactions that affect the calculation of a Benchmark, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto and such transactions may be adverse to the Borrowers. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any Benchmark, any component definition thereof or rates ~~referenced~~referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to any Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.
Section 1.11    Divisions. For all purposes under the Credit Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its equity interests at such time.

172104678

SECTION 2 - THE COMMITMENTS AND CREDIT EXTENSIONS.
Section 2.1    Commitments.
(a)    Revolving Credit Borrowings. Subject to the terms and conditions set forth herein, each Revolving Credit Lender severally agrees to make loans (each such loan, a “Revolving Credit Loan”) to the Borrowers in Dollars or in one or more Alternative Currencies, from time to time, on any Business Day during the Revolving Credit Availability Period, in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Revolving Credit Commitment; provided, however, that after giving effect to any Revolving Credit Borrowing, (i) the Total Outstanding Revolving Credit Amount shall not exceed the Aggregate Revolving Credit Commitments and (ii) the Revolving Credit Exposure of any Revolving Credit Lender shall not exceed such Lender’s Revolving Credit Commitment. Within the limits of each Revolving Credit Lender’s Revolving Credit Commitment, and subject to the other terms and conditions hereof, the Borrowers may borrow under this Section 2.1(a), prepay under Section 2.3, and reborrow under this Section 2.1(a). Revolving Credit Loans may be Base Rate Loans, RFR Loans or Eurocurrency Rate Loans, as further provided herein.
(b)    Term Loan Borrowing. Pursuant to the Existing Credit Agreement, on July 20, 2017, each term loan lender party thereto made a term loan (each such loan, a “Term Loan”) to the UK Borrower, in Dollars, in an initial aggregate principal amount of $280,000,000. As of the Closing Date, the Term Loans are held by the Term Loan Lenders in the amounts set forth opposite such Lender’s name on Annex A as such Lender’s outstanding amount of its Term Loan. Any portion of the Term Loans repaid or prepaid may not be reborrowed. Term Loans may be Base Rate Loans or ~~Eurocurrency Rate~~Term SOFR Loans, as further provided herein.
(c)    Swingline Loans.
(i)    Subject to the terms and conditions of herein, the Swingline Lender may, in its sole discretion, make loans (each such loan, a “Swingline Loan”) to the Borrowers in Dollars from time to time, on any Business Day during the Revolving Credit Availability Period, in an aggregate amount not to exceed at any time outstanding the amount of the Swingline Sublimit; provided, however, that after giving effect to any Swingline Borrowing, the Total Outstanding Revolving Credit Amount shall not exceed the Aggregate Revolving Credit Commitments. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrowers may borrow under this Section 2.1(c), prepay under Section 2.3, and reborrow under this Section 2.1(c). Swingline Loans shall not be Base Rate Loans (except when subject to the Default Rate) or Eurocurrency Rate Loans.
(ii)    The Swingline Lender, at any time and from time to time in its sole and absolute discretion may, on behalf of the Borrowers (each of which hereby irrevocably directs the Swingline Lender to act on its behalf), by written notice given no later than 12:00 p.m. on any Business Day request each Revolving Credit Lender to make, and each Revolving Credit Lender hereby agrees to make, a Revolving Credit Loan as a Base Rate Loan in an amount equal to such Revolving Credit Lender’s Revolving Credit Commitment Percentage of the aggregate amount of the Swingline Loans outstanding on the date of such notice, to repay the Swingline Lender. Each Revolving Credit Lender shall make the amount of such Revolving Credit Loan available to the Administrative Agent in Same Day Funds at the Administrative Agent’s Office not later than 2:00 p.m. on the day specified in such notice. The proceeds of such Revolving Credit Loans shall be immediately made available by the Administrative Agent to the Swingline Lender for application by the Swingline Lender to the repayment of the Swingline Loans. No Revolving Credit Lender’s obligation to fund its respective Revolving Credit Commitment Percentage of a Swingline Loan shall be affected by any other Revolving Credit Lender’s failure to fund its Revolving Credit Commitment Percentage of a Swingline Loan, nor shall any Revolving Credit Lender’s Revolving Credit Commitment Percentage be increased as a result of any such failure of any other Revolving Credit Lender to fund its Revolving Credit Commitment Percentage of a Swingline Loan.

172104678

(iii)    Each Borrower shall pay to the Swingline Lender on demand, in Same Day Funds, the amount of such Swingline Loans made to it to the extent amounts received from the Revolving Credit Lenders are not sufficient to repay in full the outstanding Swingline Loans requested or required to be refunded. In addition, each Borrower hereby authorizes the Administrative Agent to charge any account maintained by such Borrower with the Swingline Lender (up to the amount available therein) in order to immediately pay the Swingline Lender the amount of such Swingline Loans to the extent amounts received from the Revolving Credit Lenders are not sufficient to repay in full the outstanding Swingline Loans requested or required to be refunded. If any portion of any such amount paid to the Swingline Lender shall be recovered by or on behalf of any Borrower from the Swingline Lender in bankruptcy or otherwise, the loss of the amount so recovered shall be ratably shared among all the Revolving Credit Lenders in accordance with their respective Revolving Credit Commitment Percentages.
(iv)    If for any reason any Swingline Loan cannot be refinanced with a Revolving Credit Loan pursuant to Section 2.1(c)(ii), each Revolving Credit Lender shall, on the date such Revolving Credit Loan was to have been made pursuant to the notice referred to in Section 2.1(c)(ii), purchase for cash an undivided participating interest in the then outstanding Swingline Loans by paying to the Swingline Lender an amount (the “Swingline Participation Amount”) equal to such Revolving Credit Lender’s Revolving Credit Commitment Percentage of the aggregate principal amount of Swingline Loans then outstanding. Each Revolving Credit Lender will immediately transfer to the Swingline Lender, in Same Day Funds, the amount of its Swingline Participation Amount. Whenever, at any time after the Swingline Lender has received from any Revolving Credit Lender such Revolving Credit Lender’s Swingline Participation Amount, the Swingline Lender receives any payment on account of the Swingline Loans, the Swingline Lender will distribute to such Revolving Credit Lender its Swingline Participation Amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s participating interest was outstanding and funded and, in the case of principal and interest payments, to reflect such Revolving Credit Lender’s pro rata portion of such payment if such payment is not sufficient to pay the principal of and interest on all Swingline Loans then due); provided that in the event that such payment received by the Swingline Lender is required to be returned, such Revolving Credit Lender will return to the Swingline Lender any portion thereof previously distributed to it by the Swingline Lender.
(v)    Each Revolving Credit Lender’s obligation to make the Revolving Credit Loans referred to in Section  2.1(c)(ii) and to purchase participating interests pursuant to Section 2.1(c)(iv) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right that such Revolving Credit Lender or any Borrower may have against the Swingline Lender, any Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Section 4, (C) any adverse change in the condition (financial or otherwise) of any Borrower, (D) any breach of this Agreement or any other Credit Document by any Borrower, any other Credit Party or any other Revolving Credit Lender or (E) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

172104678

(vi)    If any Revolving Credit Lender fails to make available to the Administrative Agent, for the account of the Swingline Lender, any amount required to be paid by such Revolving Credit Lender pursuant to the foregoing provisions of this Section 2.1(c) by the time specified in Section 2.1(c)(ii) or 2.1(c)(iv), as applicable, the Swingline Lender shall be entitled to recover from such Revolving Credit Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swingline Lender at a rate per annum equal to the applicable Overnight Rate, plus any administrative, processing or similar fees customarily charged by the Swingline Lender in connection with the foregoing. If such Revolving Credit Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Revolving Credit Lender’s Revolving Credit Loan or Swingline Participation Amount, as the case may be. A certificate of the Swingline Lender submitted to any Revolving Credit Lender (through the Administrative Agent) with respect to any amounts owing under this clause (vi) shall be conclusive absent manifest error.
(vii)    Notwithstanding anything to the contrary contained in this Agreement, this Section 2.1(c) shall be subject to the terms and conditions of Section 2.12 and Section 2.15.
Section 2.2    Borrowings, Conversions and Continuations of Loans.

172104678

(a)    Each Borrowing, each conversion of Loans from one Type to the other, and each continuation of Eurocurrency Rate Loans or Term ~~RFR~~SOFR Loans shall be made upon the Company’s irrevocable notice to the Administrative Agent, which may be given by telephone or delivery of a Borrowing Notice. Each such notice must be received by the Administrative Agent not later than (i) 11:30 a.m. three ~~Eurocurrency Banking~~RFR Business Days prior to the requested date of any Borrowing of, conversion to or continuation of ~~Eurocurrency Rate~~Term SOFR Loans ~~denominated in Dollars~~ or of any conversion of ~~Eurocurrency Rate~~Term SOFR Loans ~~denominated in Dollars~~ to Base Rate Loans, (ii) 11:30 a.m. four Eurocurrency Banking Days (or five Eurocurrency Banking Days in the case of a Special Notice Currency) prior to the requested date of any Borrowing of, conversion to or continuation of Eurocurrency Rate Loans denominated in an Alternative Currency, (iii) 11:30 a.m. on the requested date of any Borrowing of Base Rate Loans, (iv) 11:30 a.m. four RFR Business Days prior to the requested date of any Borrowing of, conversion to or continuation of RFR Loans in an Alternative Currency and (v) 3:00 p.m. on the requested date of any Borrowing of Swingline Loans. Each telephonic notice by the Company pursuant to this Section 2.2(a) must be confirmed promptly by delivery to the Administrative Agent of a written Borrowing Notice, appropriately completed and signed by a Responsible Officer of the Company. Each Borrowing of, conversion to or continuation of Eurocurrency Rate Loans or RFR Loans shall be in a principal amount of $1,000,000 or any amount in excess thereof. Each Borrowing of or conversion to Base Rate Loans and each Borrowing of Swingline Loans shall be in a principal amount of $500,000 or any amount in excess thereof. Each Borrowing Notice (whether telephonic or written) shall specify (i) whether the Company (on behalf of itself or the UK Borrower, as applicable) is requesting a Term Loan Borrowing, a Revolving Credit Borrowing or a Swingline Borrowing, a conversion of Term Loans or Revolving Credit Loans from one Type to the other, or a continuation of Eurocurrency Rate Loans or RFR Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) in the case of Term Loans or Revolving Credit Loans, the Type of Loans to be borrowed or to which existing Term Loans or Revolving Credit Loans are to be converted, (v) in the case of Term Loans or Revolving Credit Loans, if applicable, the duration of the Interest Period with respect thereto and (vi) in the case of Revolving Credit Loans, whether such Loans are to be denominated in Dollars or an Alternative Currency. If the Company fails to specify a Currency in a Borrowing Notice requesting a Revolving Credit Borrowing, then the Revolving Credit Loans, as the case may be, so requested shall be made in Dollars. If the Company fails to specify a Type of Loan in a Borrowing Notice (other than in the case of a Swingline Loan) or if the Company fails to give a timely notice requesting a conversion or continuation, then the applicable Term Loans or Revolving Credit Loans shall be made as, or converted to, Base Rate Loans; provided, however, that (i) in the case of a failure to timely request a continuation of any Eurocurrency Rate Loans ~~or Term RFR Loans~~ denominated in an Alternative Currency, such Loans shall be continued as Eurocurrency Rate Loans ~~or Term RFR Loans, as applicable,~~ in their original currency with an Interest Period of one month and (ii) the parties acknowledge and agree that the concept of “continuation” (or submitting a request therefor) is not applicable to Daily Simple RFR Loans. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurocurrency Rate Loans or ~~RFR~~ Term SOFR Loans. If the Company requests a Borrowing of, conversion to, or continuation of Eurocurrency Rate Loans or Term ~~RFR~~SOFR Loans in any such Borrowing Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. No Revolving Credit Loan may be converted into or continued as a Revolving Credit Loan, as the case may be, denominated in a different currency, but instead must be prepaid in the original currency of such Revolving Credit Loan, as the case may be, and reborrowed in the other currency. ~~Notwithstanding the foregoing, the Borrowers may request Eurocurrency Rate Loans or RFR Loans to be made on the Closing Date provided the Company has given the Administrative Agent a Borrowing Notice not later than 11:30 a.m. three Business Days (or four Business Days in the case of any Eurocurrency Rate Loans denominated in an Alternative Currency or four RFR Business Days in the case of any RFR Loans) prior to the Closing Date.~~

172104678

(b)    Following receipt of a Borrowing Notice for a Facility, the Administrative Agent shall promptly notify each Lender under such Facility of the amount (and, if applicable, the Currency) of its Commitment Percentage under such Facility of the applicable Loans, and if no timely notice of a conversion or continuation is provided by the Company, the Administrative Agent shall notify each Lender under the applicable Facility of the details of any automatic conversion to Base Rate Loans or continuation of Loans denominated in a Currency other than Dollars, in each case as described in the preceding subsection. In the case of a Borrowing, (i) each Lender under the Revolving Credit Facility or Term Loan Facility, as the case may be, shall make the amount of its Loan available to the Administrative Agent in Same Day Funds at the Administrative Agent’s Office for the applicable Currency not later than 1:00 p.m., in the case of any Base Rate Loan, not later than noon, in the case of any ~~Eurocurrency Rate Loan or RFR Loan denominated in Dollars and~~Term SOFR Loan made under the Revolving Credit Facility, and not later than the Applicable Time specified by the Administrative Agent, in the case of any Eurocurrency Rate Loan or RFR Loan denominated in an Alternative Currency, in each case on the Business Day specified in the applicable Borrowing Notice and (ii) the Swingline Lender shall make the amount of the Swingline Loan available to the Administrative Agent in immediate available funds at the Administrative Agent’s Office not later than 4:00 p.m. on the Business Day specified in the applicable Borrowing Notice. Upon satisfaction of the applicable conditions set forth in Section 4.2, each Borrower hereby irrevocably authorizes the Administrative Agent to disburse the proceeds of each Borrowing requested by such Borrower (either directly or by the Company on its behalf) pursuant to this Section in Same Day Funds by crediting or wiring such proceeds to the deposit account of such Borrower identified in the most recent notice substantially in the form attached as Exhibit E (a “Notice of Account Designation”) delivered by the Borrowers to the Administrative Agent or as may be otherwise agreed upon by the Borrowers and the Administrative Agent from time to time. Revolving Credit Loans to be made for the purpose of refunding Swingline Loans shall be made by the Revolving Credit Lenders as provided in Section 2.1(c).
(c)    Subject to the provisions of Section 3.5, a Eurocurrency Rate Loan or a Term ~~RFR~~SOFR Loan may be continued or converted only on the last day of an Interest Period for such Eurocurrency Rate Loan or Term ~~RFR~~SOFR Loan, as applicable. During the continuance of an Event of Default under Section 7.1(a) or, solely with respect to any Borrower, under Section 7.1(f) or (g) or following acceleration of all Obligations pursuant to Section 7.2, without the consent of the Required Lenders, no Loans may be requested as, converted to or continued as Eurocurrency Rate Loans or RFR Loans, and the Required Lenders may demand that any or all of the then outstanding Eurocurrency Rate Loans ~~or Term RFR Loans denominated in an Alternative Currency~~ be prepaid, or redenominated into Dollars in the amount of the Dollar Equivalent thereof and converted into Base Rate Loans, on the last day of the then current Interest Period with respect thereto and all of the then outstanding Daily Simple RFR Loans be prepaid, or redenominated into Dollars in the amount of the Dollar Equivalent thereof and converted into Base Rate Loans.
(d)    The Administrative Agent shall promptly notify the Company and the Lenders of the interest rate applicable to any Interest Period for Eurocurrency Rate Loans or Term ~~RFR~~SOFR Loans upon determination of such interest rate. The determination of the Eurocurrency Rate or RFR ~~Rate~~ by the Administrative Agent shall be conclusive in the absence of demonstrable error. At any time that Base Rate Loans are outstanding, the Administrative Agent shall notify the Company and the Lenders of any change in the Prime Rate used in determining the Base Rate promptly following the public announcement of such change.
(e)    After giving effect to all Borrowings, all conversions of Loans from one Type to the other, and all continuations of Loans as the same Type, there shall not be more than ten Interest Periods in effect.
(f)    Notwithstanding the foregoing, Swingline Borrowings may be made pursuant to terms otherwise set forth in any applicable Treasury Management Agreement without giving effect to any minimum amounts or notice requirement set forth herein.

172104678

(g)    Each Lender may, at its option, make any Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect in any manner the obligation of the applicable Borrower to repay such Loan in accordance with the terms of this Agreement. For the avoidance of doubt, a Lender shall cause its Affiliate or branch to comply with Section 3.1 as if it were a Lender.
(h)    In connection with the use or administration of any Benchmark, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. The Administrative Agent will promptly notify the Company and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of any Benchmark.
Section 2.3    Prepayments.
(a)    Each Borrower may, upon notice from the Company to the Administrative Agent, at any time or from time to time voluntarily prepay Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Administrative Agent not later than 11:30 a.m. (A) three ~~Eurocurrency Banking~~RFR Business Days prior to any date of prepayment of ~~Eurocurrency Rate~~Term SOFR Loans ~~denominated in Dollars~~, (B) four Eurocurrency Banking Days (or five Eurocurrency Banking Days, in the case of prepayment of Loans denominated in Special Notice Currencies) prior to any date of prepayment of Eurocurrency Rate Loans denominated in Alternative Currencies, (C) four RFR Business Days prior to any date of prepayment of RFR Loans denominated in Alternative Currencies and (D) on the date of prepayment of Base Rate Loans or Swingline Loans; (ii) any prepayment of Eurocurrency Rate Loans or RFR Loans shall be in a principal amount of $1,000,000 or any amount in excess thereof; and (iii) any prepayment of Base Rate Loans or Swingline Loans shall be in a principal amount of $500,000 or any amount in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the applicable Borrower making such prepayment, the date and amount of such prepayment, whether such prepayment is of Revolving Credit Loans, Term Loans or Swingline Loans and the Type(s) of Loans to be prepaid and, if Eurocurrency Rate Loans or Term ~~RFR~~SOFR Loans are to be prepaid, the Interest Period(s) of such Loans. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s ratable portion of such prepayment (based on such Lender’s Commitment Percentage in respect of the relevant Facility). If such notice is given by the Company, the applicable Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein; provided that any such notice of prepayment of Loans in whole in connection with a refinancing of all Obligations hereunder may state that it is conditioned on the effectiveness of other credit facilities, in which case such notice may be revoked by the Company (by notice to the Administrative Agent on or before the specified effective date) if such condition is not satisfied, in which case such prepayment and payment shall not be due and payable. Any prepayment of a Eurocurrency Rate Loan or RFR Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.5. Each prepayment of the outstanding Term Loans pursuant to this Section 2.3(a) shall be applied to the principal repayment installments thereof as directed by the Company (excluding the final payment due at maturity). Subject to Section 2.12, each such prepayment of Revolving Credit Loans and Term Loans shall be paid to the Lenders in accordance with their respective Commitment Percentage in respect of each of the relevant Facilities. Notwithstanding the foregoing, Swingline Borrowings may be prepaid pursuant to terms otherwise set forth in any applicable Treasury Management Agreement without giving effect to any minimum amounts or notice requirement set forth herein.
(b)    If at any time the Total Outstanding Revolving Credit Amount exceeds the Aggregate Revolving Credit Commitments then in effect, the Company shall immediately prepay Revolving Credit Loans and Swingline Loans in an aggregate amount equal to such excess.

172104678

Section 2.4    Termination or Reduction of Commitments. The Company may, upon notice to the Administrative Agent, terminate the Aggregate Revolving Credit Commitments, or from time to time irrevocably reduce the Aggregate Revolving Credit Commitments; provided that (i) any such notice shall be received by the Administrative Agent not later than 3:00 p.m. three Business Days prior to the date of termination or reduction, (ii) any such partial reduction in the Aggregate Revolving Credit Commitments shall be in an aggregate amount of $10,000,000 or any whole multiple of $1,000,000 in excess thereof, and (iii) the Company shall not terminate or reduce the Aggregate Revolving Credit Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, either the Total Outstanding Revolving Credit Amount would exceed the Aggregate Revolving Credit Commitments or the aggregate outstanding principal amount of all Swingline Loans would exceed the Swingline Sublimit. The Administrative Agent will promptly notify the Lenders of any such notice of termination or reduction of the Aggregate Revolving Credit Commitments. Any such notice terminating the Commitments in whole in connection with a refinancing of all Obligations hereunder may state that it is conditioned on the effectiveness of other credit facilities, in which case such notice may be revoked by the Company (by notice to the Administrative Agent on or before the specified effective date) if such condition is not satisfied, in which case such termination of the Commitments shall not occur. Any reduction of the Aggregate Revolving Credit Commitments shall be applied to the Revolving Credit Commitment of each Lender according to its Revolving Credit Commitment Percentage. All fees accrued until the effective date of any termination of the Aggregate Revolving Credit Commitments, as the case may be, shall be paid on the effective date of such termination.
Section 2.5    Repayment of Loans.
(a)    Each Borrower shall repay to each Revolving Credit Lender on its Maturity Date with respect to the Revolving Credit Facility the aggregate principal amount of Revolving Credit Loans made by such Lender to such Borrower outstanding on such date.
(b)    The UK Borrower shall repay to the Term Loan Lenders the aggregate principal amount of all Term Loans outstanding as set forth on Annex B (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.3); provided that the final principal repayment installment of the Term Loans shall be repaid on the Maturity Date for the Term Loan Facility and in any event shall be in an amount equal to the aggregate principal amount of all Term Loans outstanding on such date.
(c)    Each Borrowers shall repay each Swingline Loan made to it in accordance with Section 2.1(c) and/or any applicable Treasury Management Agreement, but in any event on the earlier to occur of (i) the date ten Business Days after such Loan is made and (ii) the Maturity Date with respect to the Revolving Credit Facility.
Section 2.6    Interest.
(a)    Subject to the provisions of subsection (b) below, (i) each Eurocurrency Rate Loan or Term ~~RFR~~SOFR Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Eurocurrency Rate or ~~applicable~~Adjusted Term ~~RFR~~SOFR, as the case may be, for such Interest Period plus the Applicable Rate; (ii) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate; (iii) each Daily Simple RFR Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the applicable Daily Simple RFR plus the Applicable Rate; and (iv) each Swingline Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Swingline Rate plus the Applicable Rate.
(b)    (i) If any amount of principal of any Loan is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws and (ii) accrued and unpaid interest on past due amounts shall be due and payable upon demand.

172104678

(c)    Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.
Section 2.7    Fees.
(a)    Revolving Credit Facility Fee. The Company shall pay to the Administrative Agent for the account of each Revolving Credit Lender in accordance with its Revolving Credit Commitment Percentage, a facility fee (the “Revolving Credit Facility Fee”) in Dollars equal to the Applicable Rate times the actual daily amount of the Aggregate Revolving Credit Commitments (or, if the Aggregate Revolving Credit Commitments have been terminated, on the Total Outstanding Revolving Credit Amount), regardless of usage. The Revolving Credit Facility Fee shall accrue at all times during the Revolving Credit Availability Period (and thereafter so long as Revolving Credit Loans or Swingline Loans remain outstanding), including at any time during which one or more of the conditions in Section 4 is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date and on the last day of the Revolving Credit Availability Period (and, if applicable, thereafter on demand). The Revolving Credit Facility Fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Rate during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.
(b)    Other Fees.
(i)    The Company shall pay to the Arrangers and the Administrative Agent for their own respective accounts, in Dollars, fees in the amounts and at the times specified in the applicable Fee Letter. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.
(ii)    The Company shall pay to the Lenders, in Dollars, such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.
Section 2.8    Computation of Interest and Fees. All computations of interest for Base Rate Loans when the Base Rate is determined by the Prime Rate shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year) or, in the case of interest in respect of Loans denominated in Alternative Currencies as to which market practice differs from the foregoing, in accordance with such market practice. Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.10(a), bear interest for one day.
Section 2.9    Evidence of Debt.

172104678

(a)    The Loans made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent demonstrable error of the amount of the Loans made by the Lenders to any of the Borrowers and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrowers hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of demonstrable error. Upon the request of any Lender to a Borrower made through the Administrative Agent, such Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note which shall evidence such Lender’s Loans to such Borrower in addition to such accounts or records. Each Lender may attach schedules to a Note and endorse thereon the date, Type (if applicable), amount, currency and maturity of its Loans and payments with respect thereto.
(b)    In addition to the accounts and records referred to in subsection (a), each Revolving Credit Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Swingline Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any such Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of demonstrable error.
Section 2.10    Payments Generally; Administrative Agent’s Clawback.
(a)    All payments to be made by the Borrowers shall be made free and clear of and without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein and except with respect to principal of and interest on Loans denominated in an Alternative Currency, all payments by the Borrowers hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office in Dollars and in Same Day Funds not later than 2:00 p.m. on the date specified herein. Except as otherwise expressly provided herein, all payments by the Borrowers hereunder with respect to principal and interest on Loans denominated in an Alternative Currency shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office in such Alternative Currency and in Same Day Funds not later than the Applicable Time specified by the Administrative Agent on the dates specified herein. Without limiting the generality of the foregoing, the Administrative Agent may require (upon reasonable notice) that any payments due under this Agreement be made in the United States. If, for any reason, any Borrower is prohibited by any Law from making any required payment hereunder in an Alternative Currency, such Borrower shall make such payment in Dollars in the Dollar Equivalent of the Alternative Currency payment amount. The Administrative Agent will promptly distribute to each Lender its applicable Commitment Percentage in respect of the relevant Facility (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent (i) after 2:00 p.m., in the case of payments in Dollars, or (ii) after the Applicable Time specified by the Administrative Agent in the case of payments in an Alternative Currency, shall in each case be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue.
(b)    If any payment to be made by any Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

172104678

(c)    (i)    Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing of Eurocurrency Rate Loans or RFR Loans (or, in the case of any Borrowing of Base Rate Loans, prior to 12:00 noon on the date of such Borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.2 (or, in the case of a Borrowing of Base Rate Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.2) and may, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the applicable Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in Same Day Funds with interest thereon, for each day from and including the date such amount is made available to such Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the Overnight Rate, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by such Borrower, the interest rate applicable to Base Rate Loans. If such Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to such Borrower the amount of such interest paid by such Borrower for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by such Borrower shall be without prejudice to any claim such Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.
(ii)    Unless the Administrative Agent shall have received notice from a Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders that such Borrower will not make such payment, the Administrative Agent may assume that such Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the applicable Lenders, the amount due. In such event, if such Borrower has not in fact made such payment, then each of the applicable Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender, in Same Day Funds with interest thereon, for each day from and including the date such amount is distributed to it up to but excluding the date of payment to the Administrative Agent, at the Overnight Rate.
A notice of the Administrative Agent to any Lender or Borrower with respect to any amount owing under this subsection (c) shall be conclusive, absent manifest error.
(d)    If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender to any Borrower as provided in the foregoing provisions of this Section 2, and such funds are not made available to such Borrower by the Administrative Agent because the conditions to the applicable Borrowing set forth in Section 4 are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.
(e)    The obligations of the Lenders hereunder to make Loans, to fund participations in Swingline Loans and to make payments pursuant to Section 9.4 are several and not joint. The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 9.4 on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 9.4.
(f)    Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

172104678

(g)    Notwithstanding the foregoing clause (a), if there exists a Defaulting Lender each payment by a Borrower to such Defaulting Lender hereunder shall be applied in accordance with Section 2.12(a)(ii).
Section 2.11    Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or other obligations hereunder resulting in such Lender’s receiving payment of a proportion of the aggregate amount of such Loans and accrued interest thereon or such other obligations greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans and such other obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them, provided that:
(i)    if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and
(ii)    the provisions of this Section shall not be construed to apply to (w) any payment made by or on behalf of a Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), (x) the application of Cash Collateral provided for in Section 2.15, (y) any payment made to a Lender on its Maturity Date or (z) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in Swingline Loans to any assignee or participant, other than to the Company or any Subsidiary thereof (as to which the provisions of this Section shall apply).
Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Borrower in the amount of such participation.
Section 2.12    Defaulting Lenders.
(a)    Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law:
(i)    Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of “Required Lenders”, “Required Revolving Credit Lenders”, “Required Term Loan Lenders” and Section 9.1.

172104678

(ii)    Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 7 or otherwise) or made available to the Administrative Agent from a Defaulting Lender pursuant to Section 9.8 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment of any amounts owing by such Defaulting Lender to the Swingline Lender hereunder; third, to Cash Collateralize the Fronting Exposure of the Swingline Lender with respect to such Defaulting Lender in accordance with Section 2.15; fourth, as the Company may request (so long as no Default or Event of Default exists), to the funding of any Loan or funded participation in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Company, to be held in a deposit account and released pro rata in order to (A) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans and funded participations under this Agreement and (B) Cash Collateralize the Swingline Lender’s future Fronting Exposure with respect to such Defaulting Lender with respect to future Swingline Loans issued under this Agreement, in accordance with Section 2.15; sixth, to the payment of any amounts owing to the Lenders or the Swingline Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender or the Swingline Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to any Borrower as a result of any judgment of a court of competent jurisdiction obtained by such Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (1) such payment is a payment of the principal amount of any Loans or funded participations in Swingline Loans in respect of which such Defaulting Lender has not fully funded its appropriate share, and (2) such Loans were made or the related Swingline Loans were issued at a time when the conditions set forth in Section 4.2 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and funded participations in Swingline Loans owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or funded participations in Swingline Loans owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in Swingline Loans are held by the Lenders pro rata in accordance with the Commitments without giving effect to Section 2.12(a)(iv). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.12(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.
(iii)    Certain Fees.
(A)    Each Defaulting Lender shall be entitled to receive its portion of the Revolving Credit Facility Fee for any period during which such Lender is a Defaulting Lender only to extent allocable to the sum of (1) the outstanding principal amount of the Revolving Credit Loans funded by it and (2) its Revolving Credit Commitment Percentage of the stated amount of Swingline Loans for which it has provided Cash Collateral pursuant to Section 2.12.

172104678

(B)    With respect to any portion of the Revolving Credit Facility Fee not required to be paid to any Defaulting Lender pursuant to clause (A) above, the Company shall (1) pay to each Non-Defaulting Lender under the Revolving Credit Facility that portion of the Revolving Credit Facility Fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in Swingline Loans that has been reallocated to such Non-Defaulting Lender pursuant to clause (iv) below, (2) pay to the Swingline Lender the amount of the Revolving Credit Facility Fee otherwise payable to such Defaulting Lender to the extent allocable to the Swingline Lender’s Fronting Exposure to such Defaulting Lender, and (3) not be required to pay the remaining amount of the Revolving Credit Facility Fee.
(iv)    Reallocation of Participations to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in Swingline Loans shall be reallocated among the Non-Defaulting Lenders which are Revolving Credit Lenders in accordance with their respective Commitment Percentages in respect of the Revolving Credit Facility (calculated without regard to such Defaulting Lender’s Revolving Credit Commitment) but only to the extent that such reallocation does not cause the aggregate Revolving Credit Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Revolving Credit Commitment. Subject to Section 9.19, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.
(v)    Repayment of Swingline Loans. If the reallocation described in clause (iv) above cannot, or can only partially, be effected, the Company shall, without prejudice to any right or remedy available to it hereunder or under law, prepay Swingline Loans in an amount equal to the Swingline Lender’s Fronting Exposure.
(b)    Defaulting Lender Cure. If the Company, the Administrative Agent and, in the case of a Defaulting Lender that is a Revolving Credit Lender, the Swingline Lender agree in writing, in their sole discretion, that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), such Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans under and funded and unfunded participations in Swingline Loans to be held pro rata by the Lenders in accordance with the Commitments (without giving effect to Section 2.12(a)(iv)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of any Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.
Section 2.13    Extension of Maturity Date.
(a)    Requests for Extension. The Company may, by notice to the Administrative Agent (who shall promptly notify the Lenders) not earlier than 45 days and not later than 35 days prior to any anniversary of the Closing Date (each an “Anniversary Date”), request that each Revolving Credit Lender extend such Lender’s then existing Maturity Date in respect of the Revolving Credit Facility for one year; provided that the Company may make a maximum of two such requests in respect of the Maturity Date in respect of the Revolving Credit Facility.

172104678

(b)    Lender Elections to Extend. Each Lender, acting in its sole and individual discretion, shall, by notice to the Administrative Agent given not earlier than 30 days prior to the Anniversary Date and not later than the date (the “Notice Date”) that is 20 days prior to the Anniversary Date, advise the Administrative Agent whether or not such Lender agrees to such extension and each Lender that determines not to so extend its Maturity Date in respect of the Revolving Credit Facility, as the case may be, (a “Non-Extending Lender”) shall notify the Administrative Agent of such fact promptly after such determination (but in any event no later than the Notice Date) and any Lender that does not so advise the Administrative Agent on or before the Notice Date shall be deemed to be a Non-Extending Lender. The election of any Lender to agree to such extension shall not obligate any other Lender to so agree.
(c)    Notification by Administrative Agent. The Administrative Agent shall notify the Company of each Lender’s determination under this Section no later than the date 15 days prior to the Anniversary Date (or, if such date is not a Business Day, on the immediately preceding Business Day).
(d)    Additional Commitment Lenders. The Company shall have the right on or before the Anniversary Date to replace each Non-Extending Lender with, and add as “Lenders” under this Agreement in place thereof, one or more Eligible Assignees (each, an “Additional Commitment Lender”) as provided in Section 3.6(b), each of which Additional Commitment Lenders shall have entered into a joinder agreement in form and substance reasonably satisfactory to the Administrative Agent pursuant to which such Additional Commitment Lender shall, effective as of the Anniversary Date, undertake a Revolving Credit Commitment, (and, if any such Additional Commitment Lender is already a Lender, its Revolving Credit Commitment shall be in addition to such Lender’s Revolving Credit Commitment hereunder on such date).
(e)    Minimum Extension Requirement. If (and only if) the total of the Revolving Credit Commitments of the Lenders that have agreed so to extend their Maturity Date in respect of the Revolving Credit Facility (each, an “Extending Lender”) and the additional Revolving Credit Commitments of the Additional Commitment Lenders shall be more than 50% of the Aggregate Revolving Credit Commitments in effect immediately prior to the Anniversary Date, then, effective as of the Anniversary Date, the Maturity Date in respect of the Revolving Credit Facility of each Extending Lender and of each Additional Commitment Lender shall be extended to the date falling one year after the existing Maturity Date in respect of the Revolving Credit Facility (except that, if such date is not a Business Day, such Maturity Date as so extended shall be the next preceding Business Day) and each Additional Commitment Lender shall thereupon become a “Lender” for all purposes of this Agreement.
(f)    Conditions to Effectiveness of Extensions. Notwithstanding the foregoing, the extension of any Maturity Date pursuant to this Section shall not be effective with respect to any Lender unless:
(i)    no Default shall have occurred and be continuing on the date of such extension and after giving effect thereto;
(ii)    the representations and warranties contained in Section 5 and the other Credit Documents are true and correct in all material respects on and as of the date of such extension and after giving effect thereto, except that: (1) if a qualifier relating to materiality or Material Adverse Effect applies, then such representation or warranty shall be true and correct in all respects, (2) if any such representation or warranty specifically refers to an earlier date, then such representation or warranty shall be true and correct in all material respects as of such earlier date (except that if a qualifier relating to materiality or Material Adverse Effect applies, then such representation or warranty shall be true and correct in all respects as of such earlier date) and (3) for purposes of this Section 2.13, the representations and warranties contained in Section 5.9 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a)(i) and (ii), respectively, of Section 6.6; and

172104678

(iii)    on the Maturity Date of each Non-Extending Lender, the Company or the UK Borrower, as the case may be, shall prepay any Revolving Credit Loans outstanding on such date (and pay any additional amounts required pursuant to Section 3.5) to the extent necessary to keep outstanding Revolving Credit Loans ratable with any revised Commitment Percentages of the respective Lenders with respect to the Revolving Credit Facility effective as of such date.
(g)    Conflicting Provisions. This Section shall supersede any provisions in Section 2.11 or 9.1 to the contrary.
Section 2.14    Increase in Commitments.
(a)    Request for Increase. Provided there exists no Default, upon notice to the Administrative Agent (which shall promptly notify the Lenders), the Company may from time to time request (i) one or more incremental term loan commitments (each, an “Incremental Term Loan Commitment) to make one or more additional term loans (any such additional term loan, an “Incremental Term Loan”) or (ii) one or more increases in the Aggregate Revolving Credit Commitments (each, an “Incremental Revolving Credit Facility Increase” and, together with the Incremental Term Loan Commitments and Incremental Term Loans, the “Incremental Increases”); provided that (A) the aggregate amount of all Incremental Increases shall not exceed $300,000,000, (B) any such request for an Incremental Increase shall be in a minimum amount of $25,000,000 (unless the Administrative Agent agrees to a smaller amount) and (C) the Company may make a maximum of three such requests in respect of Incremental Revolving Credit Increases and three such requests in respect of the Incremental Term Loan Commitments. At the time of sending such notice, the Company (in consultation with the Administrative Agent) shall specify (i) the identity of each existing Lender and each Eligible Assignee to whom the Company proposes any portion of such Incremental Increase be allocated and the amounts of such allocations (each such Lender or Eligible Assignee, an “Incremental Lender”); provided that (A) any Incremental Lender approached to provide all or a portion of such Incremental Increase may elect or decline, in its sole discretion, to provide such Incremental Increase and (B) any such Eligible Assignee shall be subject to the approval of the Administrative Agent and, in the case of an Incremental Revolving Credit Facility Increase, the Swingline Lender (which approvals shall not be unreasonably withheld or delayed), and (ii) the time period within which each Incremental Lender is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the applicable Incremental Lenders).
(b)    Lender Elections to Increase. Each Incremental Lender shall notify the Administrative Agent within such time period whether or not it agrees to accept the Incremental Increase in the amount allocated to it. Any Incremental Lender not responding within such time period shall be deemed to have declined to accept such Incremental Increase.
(c)    Notification by Administrative Agent; Additional Lenders. The Administrative Agent shall notify the Company and each Lender of the Incremental Lenders’ responses to each request made hereunder. Any Eligible Assignee invited to become a Lender pursuant to this Section 2.14 shall do so pursuant to a joinder agreement in form and substance reasonably satisfactory to the Administrative Agent and its counsel.
(d)    Increase Effective Date and Allocations. If any Incremental Increase is provided in accordance with this Section, the Administrative Agent and the Company shall determine the effective date thereof (the “Increase Effective Date”) and the final allocation of such Incremental Increase. The Administrative Agent shall promptly notify the Company and the Lenders of the final allocation of such Incremental Increase and the Increase Effective Date.

172104678

(e)    Conditions to Effectiveness of Incremental Increase. As a condition precedent to each Incremental Increase, the Company shall deliver to the Administrative Agent a certificate of each Borrower (or, in the case of an Incremental Term Loan in which the UK Borrower is not a borrower, the Company) dated as of the Increase Effective Date (in sufficient copies for each Lender) signed by a Responsible Officer of such Borrower (or, in the case of an Incremental Term Loan in which the UK Borrower is not a borrower, the Company) (i) certifying and attaching the resolutions adopted by such Borrower (or, in the case of an Incremental Term Loan in which the UK Borrower is not a borrower, the Company) approving or consenting to such increase, and (ii) certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Section 5 and the other Credit Documents are true and correct in all material respects on and as of the Increase Effective Date, except that: (1) if a qualifier relating to materiality or Material Adverse Effect applies, then such representation or warranty shall be true and correct in all respects, (2) if any such representation or warranty specifically refers to an earlier date, then such representation or warranty shall be true and correct in all material respects as of such earlier date (except that if a qualifier relating to materiality or Material Adverse Effect applies, then such representation or warranty shall be true and correct in all respects as of such earlier date) and (3) for purposes of this Section 2.14, the representations and warranties contained in Section 5.9 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a)(i) and (ii), respectively, of Section 6.6, (B) no Default exists or will result from such Incremental Increase and (C) in the case of any Incremental Term Loan Commitments, at the time of incurrence thereof and after giving effect thereto on a pro forma basis and to the application of the proceeds thereof, no Default would, on a pro forma basis, exist under Section 6.16 if such Incremental Term Loan Commitments had been fully drawn on the last day of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 6.6(a)(i) or (a)(ii), as the case may be. The Borrowers shall prepay (nonratably, to the extent necessary) any Revolving Credit Loans outstanding on the Increase Effective Date (and pay any additional amounts required pursuant to Section 3.5) to the extent necessary to keep the outstanding Revolving Credit Loans ratable with any revised Commitment Percentages in respect of the Revolving Credit Facility arising from any nonratable increase in the Revolving Credit Commitments under this Section.
(f)    Terms of Incremental Increases. The terms of each Incremental Increase (which shall be set forth in the relevant amendment with respect thereto) shall be determined by the Borrowers and the applicable Incremental Lenders; provided that:
(i)    the maturity date of any such Incremental Term Loan shall not be earlier than the then the latest scheduled maturity date of the Loans and Commitments in effect as of the Increase Effective Date and the Weighted Average Life to Maturity of any such Incremental Term Loan shall not be shorter than the remaining Weighted Average Life to Maturity of such latest maturing Term Loans;
(ii)     the interest rate margins and (subject to the preceding clause (i)) amortization schedule applicable to any Incremental Term Loan shall be determined by the Borrowers and the Incremental Lenders;
(iii)    the other terms and documentation in respect of any Incremental Term Loans, to the extent not consistent with the Term Loan Facility, will be reasonably satisfactory to the Administrative Agent and the Borrowers;
(iv)    in the case of each Incremental Revolving Facility Increase shall have the same terms, including interest rate and facility fees, as the Revolving Credit Facility; and
(v)    each Incremental Increase shall constitute Obligations of the Borrowers and will be guaranteed by the Guarantors on a pari passu basis with the other Obligations.
(g)    Conflicting Provisions. This Section shall supersede any provisions in Section 2.11 or 9.1 to the contrary.
Section 2.15    Cash Collateral.

172104678

(a)    To the extent of any Cash Collateral provided by any Defaulting Lender pursuant to Section 2.12(a), such Defaulting Lender hereby grants to the Administrative Agent, for the benefit of the Swingline Lender, and agrees to maintain, a first priority security interest in all such Cash Collateral as security for the Defaulting Lender’s obligation to fund participations in respect of Swingline Loans, to be applied pursuant to subsection (c) below.
(b)    Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under Section 2.12 in respect of Swingline Loans shall be applied to the satisfaction of the Defaulting Lender’s obligation to fund participations in respect of Swingline Loans (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein.
(c)    Cash Collateral (or the appropriate portion thereof) provided to reduce the Fronting Exposure of the Swingline Lender shall no longer be required to be held as Cash Collateral pursuant to this Section 2.15 following (i) the elimination of the applicable Fronting Exposure (including by the termination of Defaulting Lender status of the applicable Lender), or (ii) the determination by the Administrative Agent and the Swingline Lender that there exists excess Cash Collateral; provided that, subject to Section 2.12, the Person providing Cash Collateral and the Swingline Lender may agree that Cash Collateral shall be held to support future anticipated Fronting Exposure or other obligations.
Section 2.16    Margin Stock. Each Lender acknowledges that it is entering into the transactions contemplated by this Agreement without reliance on any “margin stock” (as defined in Regulation U of the FRB) held or owned by the Company or any of its Subsidiaries, and such Lender, in good faith, has not and is not relying upon such margin stock as collateral in extending or maintaining any Loan hereunder.
Section 2.17    Nature of Obligations; Company as Borrowing Agent.
(a)    For the avoidance of doubt, the Obligations of the Company and the UK Borrower shall be several in nature.
(b)    The UK Borrower hereby irrevocably appoints the Company as its agent for all purposes relevant to this Agreement and each of the other Credit Documents, including (i) the giving and receipt of notices, (ii) the execution and delivery of all documents, instruments and certificates contemplated herein and all modifications hereto, and (iii) the receipt of the proceeds of any Loans made by the Lenders to the UK Borrower hereunder. Any acknowledgment, consent, direction, certification or other action which might otherwise be valid or effective only if given or taken by all Borrowers, or by each Borrower acting singly, shall be valid and effective if given or taken only by the Company, whether or not the UK Borrower joins therein. Any notice, demand, consent, acknowledgement, direction, certification or other communication delivered to the Company in accordance with the terms of this Agreement shall be deemed to have been delivered to the UK Borrower.
SECTION 3 - TAXES, YIELD PROTECTION AND ILLEGALITY.
Section 3.1    Taxes.

172104678

(a)    Payments Free of Taxes. Any and all payments by or on account of any obligation of any Borrower under any Credit Document shall be made without deduction or withholding for any Taxes, except as required by applicable Law (which for purposes of this Section 3.1 shall include FATCA). If any applicable Law (as determined in the good faith discretion of the Administrative Agent) requires the deduction or withholding of any Tax from any such payment by any Borrower or the Administrative Agent, then such Borrower or the Administrative Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by such Borrower shall be increased as necessary so that, after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 3.1), the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.
(b)    Payment of Other Taxes by the Borrowers. Each Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.
(c)    Indemnification by the Borrowers. Each Borrower shall indemnify each Recipient, within fifteen (15) Business Days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3.1) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Company by a Recipient (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Recipient, shall be conclusive absent demonstrable error.
(d)    Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that no Borrower has already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of any Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.6(d) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Credit Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent demonstrable error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Credit Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this subsection (d).
(e)    Evidence of Payments. As soon as practicable after any payment of Taxes by any Borrower to a Governmental Authority pursuant to this Section 3.1, the Company shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.
(f)    Status of Lenders.

172104678

(i)    Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Credit Document shall deliver to the Company and the Administrative Agent, at the time or times reasonably requested by the Company or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Company or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Company or the Administrative Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by the Company or the Administrative Agent as will enable the Company or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 3.1(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.
(ii)    Without limiting the generality of the foregoing, in the event that a Borrower is a U.S. Person:
(A)    Any Lender that is a U.S. Person shall deliver to the Company and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from United States federal backup withholding tax;
(B)    any Non-U.S. Lender shall, to the extent it is legally entitled to do so, deliver to the Company and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Non-U.S. Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), whichever of the following is applicable:
(1)    in the case of a Non-U.S. Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Credit Document, executed originals of IRS Form W-8BEN-E (or W-8BEN, as applicable) establishing an exemption from, or reduction of, United States federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Credit Document, IRS Form IRS Form W-8BEN-E (or W-8BEN, as applicable) establishing an exemption from, or reduction of, United States federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;
(2)    executed originals of IRS Form W-8ECI;
(3)    in the case of a Non-U.S. Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit F-1 to the effect that such Non-U.S. Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrowers within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN-E (or W-8BEN, as applicable); or

172104678

(4)    to the extent a Non-U.S. Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN-E (or W-8BEN, as applicable), a U.S. Tax Compliance Certificate substantially in the form of Exhibit F-2 or Exhibit F-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Non-U.S. Lender is a partnership and one or more direct or indirect partners of such Non-U.S. Lender are claiming the portfolio interest exemption, such Non-U.S. Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit F-4 on behalf of each such direct and indirect partner;
(C)    any Non-U.S. Lender shall, to the extent it is legally entitled to do so, deliver to the Company and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Non-U.S. Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), executed originals of any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in United States federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Law to permit the Company or the Administrative Agent to determine the withholding or deduction required to be made; and
(D)    if a payment made to a Lender under any Credit Document would be subject to United States federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Company and the Administrative Agent at the time or times prescribed by applicable Law and at such time or times reasonably requested by the Company or the Administrative Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Company or the Administrative Agent as may be necessary for the Company and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
(iii)    Each Lender agrees that if any form or certification it previously delivered pursuant to this Section 3.1 expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Company and the Administrative Agent in writing of its legal inability to do so.
None of the foregoing provisions of this Section 3.1(f) shall apply in respect of UK Taxes. A Lender and each Borrower which makes a payment to which that Lender is entitled shall co-operate in completing any procedural formalities necessary for that Borrower to obtain authorization to make that payment without a UK Tax Deduction and maintain that authorization where an authorization expires or otherwise ceases to have effect.

172104678

A Lender which (i) becomes a party on the day on which this Agreement is entered into that holds a current passport under the HMRC DT Treaty Passport scheme (a “UK Treaty Passport”), and which then wishes that scheme to apply to this Agreement, shall include an indication to that effect by including its scheme reference number and its jurisdiction of tax residence opposite its name in Annex A and, having done so, shall discharge its obligation under the preceding paragraph (with respect to UK Taxes only) and where a Lender includes such an indication in Annex A, each Borrower shall to the extent that Lender is a Lender under a Loan made available to that Borrower pursuant to Section 2, file a duly completed HM Revenue & Customs’ Form DTTP2 in respect of such Lender with HM Revenue & Customs within thirty (30) days of the date on which such Borrower becomes a party to this Agreement and shall promptly provide such Lender with a copy of that filing; (ii) becomes a party after the date of this Agreement that holds a UK Treaty Passport, and which wishes that scheme to apply to this Agreement, shall include its scheme reference number and its jurisdiction of tax residence in the Assignment and Assumption which it executes on becoming a party and, having done so, shall discharge its obligation under the preceding paragraph (with respect to UK Taxes only) and where a Lender includes such an indication in the relevant Assignment and Assumption each Borrower which is a party as a Borrower as at the date of such Assignment and Assumption shall, to the extent that such Lender becomes a Lender under a Loan which is made available to that Borrower pursuant to Section 2, file a duly completed HM Revenue & Customs’ Form DTTP2 in respect of such Lender with HM Revenue & Customs within thirty (30) days of the date of such Assignment and Assumption or, if later, within thirty (30) days of the date on which such Borrower becomes a party to this Agreement, and shall promptly provide such Lender with a copy of that filing.

A Lender which has not included the indication described in the preceding paragraph but which holds a Treaty Passport and subsequently wishes that scheme to apply to this Agreement shall notify the relevant Borrower of its scheme reference number and its jurisdiction of tax residence. Where a Lender notifies any Borrower of its scheme reference number and its jurisdiction of tax residence in accordance with this paragraph such Borrower shall, to the extent that that Borrower is a Borrower under a Loan made available to that Borrower pursuant to Section 2, file a duly completed HM Revenue & Customs’ Form DTTP2 in respect of such Lender with HM Revenue & Customs within thirty (30) days of the date on which that notice becomes effective in accordance with Section 9.6 or, if later, within thirty (30) days of the date on which such Borrower becomes a party to this Agreement, and shall promptly provide the Lender with a copy of that filing.

(g)    Treatment of Certain Refunds. If any Recipient determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified by any Borrower or with respect to which any Borrower has paid additional amounts pursuant to this Section 3.1, it shall pay to such Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by such Borrower under this Section 3.1 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) incurred by such Recipient, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that each Borrower, upon the request of the Recipient, agrees to repay the amount paid over to such Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Recipient in the event the Recipient is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this subsection, in no event will the applicable Recipient be required to pay any amount to any Borrower pursuant to this subsection the payment of which would place the Recipient in a less favorable net after-Tax position than such Recipient would have been in if Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such tax had never been paid. This subsection shall not be construed to require any Recipient to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to any Credit Party or any other Person.
(h)    Lender Status Confirmation. Each Lender confirms that on the date of this Agreement that it is a UK Qualifying Lender. Each Lender which becomes a party to this Agreement after the date of this Agreement shall confirm, in the Assignment and Assumption which it executes on becoming a party which of the following categories it falls in:

172104678

(i)    not a UK Qualifying Lender;
(ii)    a UK Qualifying Lender (other than a UK Treaty Lender); or
(iii)    a UK Treaty Lender.
If a new Lender fails to indicate its status in accordance with this Section 3.1(h) then such Lender or new Lender shall be treated for the purposes of this Agreement (including by each Borrower) as if it is not a UK Qualifying Lender until such time as it notifies the Administrative Agent which category applies (and the Administrative Agent, upon receipt of such notification, shall inform the Company). Any Lender that ceases to be a UK Qualifying Lender shall promptly notify the Administrative Agent and the relevant Borrower. For the avoidance of doubt, an Assignment and Assumption shall not be invalidated by any failure of a Lender to comply with this Section 3.1(h).
(i)    Survival. Each party’s obligations under this Section 3.1 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all obligations under any Credit Document.
Section 3.2    Illegality. If, in any applicable jurisdiction, the Administrative Agent or any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for the Administrative Agent or any Lender to (a) perform any of its obligations hereunder or under any other Credit Document, (b) to fund or maintain its participation in any Loan or (c) issue, make, maintain, fund or charge interest or fees with respect to any Loan, such Person shall promptly notify the Administrative Agent, then, upon the Administrative Agent notifying the Company, and until such notice by such Person is revoked, any obligation of such Person to issue, make, maintain, fund or charge interest or fees with respect to any such Loan shall be suspended, and to the extent required by applicable Law, cancelled. Upon receipt of such notice, the Borrowers shall, (i) repay that Person’s participation in the Loans or other applicable Obligations on the applicable Interest Payment Date for any Daily Simple RFR Loan or on last day of the Interest Period for any Eurocurrency Rate Loan or Term ~~RFR~~SOFR Loan, or on another applicable date with respect to another Obligation, occurring after the Administrative Agent has notified the Company or, in each case, if earlier, the date specified by such Person in the notice delivered to the Administrative Agent (being no earlier than the last day of any applicable grace period permitted by applicable Law) and (ii) take all reasonable actions requested by such Person to mitigate or avoid such illegality.
Section 3.3    Changed Circumstances.
~~(a) Circumstances Affecting Eurocurrency Rate, Daily Simple RFR and Term RFR Availability.~~

172104678

~~(i) Subject to clause (c) below, if, for any reason (x) on or prior to the first day of any Interest Period with respect to a Eurocurrency Rate Loan or (y) prior to the USD LIBOR Transition Date, on any day with respect to a Base Rate Loan or a Swingline Loan, in connection with a request therefor, a conversion to or a continuation thereof or otherwise, (A) the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that deposits are not being offered to banks in the London or other applicable offshore interbank market for such Currency for the applicable amount and Interest Period of such Loan (or, with respect to any Base Rate Loan or Swingline Loan, for a one month term), (B) the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that a fundamental change has occurred in the foreign exchange or interbank markets with respect to the applicable Alternative Currency (including changes in national or international financial, political or economic conditions or currency exchange rates or exchange controls), (C) the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that reasonable and adequate means do not exist for ascertaining the Eurocurrency Base Rate for such Currency and Interest Period with respect to a proposed Loan (whether in Dollars or an Alternative Currency), including because the Screen Rate for the applicable Currency is not available or published on a current basis or (D) the Required Lenders shall determine (which determination shall be conclusive and binding absent manifest error) that the Eurocurrency Rate does not adequately and fairly reflect the cost to such Lenders of making or maintaining such Loans during such Interest Period and shall have provided notice of such determination to the Administrative Agent, then the Administrative Agent shall promptly give notice thereof to the Company. Thereafter, until the Administrative Agent notifies the Company that such circumstances no longer exist, (x) any obligation of the Lenders to make Eurocurrency Rate Loans in the affected Currency or Currencies, and any right of the Borrowers to convert any Loan in such Currency or Currencies (if applicable) to, or continue any Loan in such Currency or Currencies as, a Eurocurrency Rate Loan (in each case, to the extent of the affected Eurocurrency Rate Loans or Interest Periods), shall be suspended, and (I) any outstanding affected Eurocurrency Rate Loans denominated in Dollars will be deemed to have been converted into Base Rate Loans at the end of the applicable Interest Period and (II) any outstanding affected Eurocurrency Rate Loans denominated in an Alternative Currency, at the Company’s election, shall either (1) be converted into Base Rate Loans denominated in Dollars (in an amount equal to the Dollar Equivalent of such Alternative Currency) at the end of the applicable Interest Period or (2) be prepaid in full, together with interest thereon, at the end of the applicable Interest Period; provided that if no election is made by the Company by the date that is three (3) Business Days after receipt by the Company of such notice or, in the case of Eurocurrency Rate Loans, the last day of the current Interest Period for the applicable Eurocurrency Rate Loan, if earlier, the Borrowers shall be deemed to have elected clause (1) above, and (y) if such determination pursuant to Section 3.3(a)(ii) affects the calculation of Base Rate, the Administrative Agent shall during the period of such suspension compute Base Rate without reference to clause (c) of the definition of “Base Rate”. Upon any such prepayment or conversion, the Borrowers shall also pay any additional amounts required pursuant to Section 3.5.~~
(a)    ~~(ii)~~ Circumstances Affecting Eurocurrency Rates and RFRs. Subject to clause (c) below, in connection with any RFR Loan or~~, on and after the USD LIBOR Transition Date, any Base Rate Loan or Swingline~~ Eurocurrency Rate Loan, a request therefor, a conversion to or a continuation thereof or otherwise, if for any reason (~~A~~i) the Administrative Agent ~~determines~~shall determine (which determination shall be conclusive and binding absent manifest error) that (x) if Daily Simple RFR is utilized in any calculations hereunder or under any other ~~Credit~~Loan Document with respect to any Obligations, interest, fees, commissions or other amounts, ~~“~~reasonable and adequate means do not exist for ascertaining Daily Simple RFR~~” cannot be determined~~  pursuant to the definition thereof or (y) if Adjusted Term ~~RFR~~ SOFR or a Eurocurrency Rate is utilized in any calculations hereunder or under any other ~~Credit~~Loan Document with respect to any Obligations, interest, fees, commissions or other amounts, ~~“Term RFR” cannot be determined pursuant to the definition thereof~~ reasonable and adequate means do not exist for ascertaining Adjusted Term SOFR or such Eurocurrency Rate, as applicable, for

172104678

the applicable Currency and the applicable Interest Period with respect to a proposed Term SOFR Loan or Eurocurrency Rate Loan, as applicable, on or prior to the first day of ~~any~~such Interest Period ~~or~~, (~~B~~ii) the Administrative Agent ~~determines~~shall determine (which determination shall be conclusive and binding absent manifest error) that a fundamental change has occurred in the foreign exchange or interbank markets with respect to an applicable Alternative Currency (including changes in national or international financial, political or economic conditions or currency exchange rates or exchange controls), ~~then~~ (iii) with respect to any Eurocurrency Rate Loan, the Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that deposits are not being offered in the applicable Currency to banks in the London or other applicable offshore interbank market for the applicable Currency, amount or Interest Period of such Eurocurrency Rate Loan, or (iv) the Required Lenders shall determine (which determination shall be conclusive and binding absent manifest error) that (x) if Daily Simple RFR is utilized in any calculations hereunder or under any other Loan Document with respect to any Obligations, interest, fees, commissions or other amounts Daily Simple RFR does not adequately and fairly reflect the cost to such Lenders of making or maintaining such Loans or (y) if Adjusted Term SOFR or a Eurocurrency Rate is utilized in any calculations hereunder or under any other Loan Document with respect to any Obligations, interest, fees, commissions or other amounts, Adjusted Term SOFR or such Eurocurrency Rate, as applicable, does not adequately and fairly reflect the cost to such Lenders of making or maintaining such Loans during the applicable Interest Period and, in the case of (x) or (y), the Required Lenders have provided notice of such determination to the Administrative Agent, then, in each case, the Administrative Agent shall promptly give notice thereof to the Company. Upon notice thereof by the Administrative Agent to the Company, ~~(A)~~ any obligation of the Lenders to make RFR Loans ~~in the affected~~ or Eurocurrency Rate Loans, as applicable, in each such Currency ~~or Currencies~~, and any right of the Borrowers to convert any Loan in each such Currency ~~or Currencies~~ (if applicable) to~~,~~  or continue any Loan ~~in such Currency or Currencies~~ as~~,~~  an RFR Loan or a Eurocurrency Rate Loan, as applicable, in each such Currency, shall be suspended (to the extent of the affected RFR Loans or Eurocurrency Rate Loans or, in the case of Term ~~RFR~~ SOFR Loans or Eurocurrency Rate Loans, the affected Interest Periods) until the Administrative Agent ~~revokes such notice and (B) if such determination affects the calculation of Base Rate, the Administrative Agent shall during the period of such suspension compute Base Rate without reference to clause (c) of the definition of “Base Rate” until the Administrative Agent~~ (with respect to clause (iv), at the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, (A) the Company may revoke any pending request for a borrowing of, conversion to or continuation of RFR Loans ~~in the~~or Eurocurrency Rate Loans in each such affected Currency ~~or Currencies~~ (to the extent of the affected RFR Loans or Eurocurrency Rate Loans or, in the case of ~~a~~ Term ~~RFR~~SOFR Loans or Eurocurrency Rate Loans, the affected Interest Periods) or, failing that, (I) in the case of any request for a borrowing of an affected ~~RFR~~Term SOFR Loan ~~in Dollars~~, the Borrowers will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans in the amount specified therein and (II) in the case of any request for a borrowing of an affected RFR Loan or Eurocurrency Rate Loan in an Alternative Currency, then such request shall be ineffective and (B)(I) any outstanding affected ~~RFR~~Term SOFR Loans ~~denominated in Dollars~~ will be deemed to have been converted into Base Rate Loans ~~immediately or, in the case of Term RFR Loans,~~ at the end of the applicable Interest Period and (II) any outstanding affected ~~RFR~~ Loans denominated in an Alternative Currency, at the Company’s election, shall either ~~(1)~~ (x) be converted into Base Rate Loans denominated in Dollars (in an amount equal to the Dollar Equivalent of such Alternative Currency) immediately or, in the case of ~~Term RFR~~Eurocurrency Rate Loans, at the end of the applicable Interest Period or ~~(2)~~ (y) be prepaid in full~~, together with accrued interest thereon,~~  immediately or, in the case of ~~Term RFR~~Eurocurrency Rate Loans, at the end of the applicable Interest Period; provided that if no election is made by the Company by the date that is the earlier of (x) three (3) Business Days after receipt by the Company of such notice or~~, in the case of Term RFR Loans,~~  (y) with respect to a Eurocurrency Rate Loan the last day of the current Interest Period ~~for the applicable RFR Loan, if earlier~~, the Borrowers shall be deemed to have elected clause ~~(1)~~(x) above. Upon any such prepayment or conversion, the Borrowers shall also pay accrued interest (except with respect to any prepayment or conversion of a Daily Simple RFR Loan) on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 3.5.

172104678

(b)    Laws Affecting Eurocurrency Rate, Daily Simple RFR and Term ~~RFR~~SOFR Availability. If, after the date hereof, the introduction of, or any change in, any applicable Law or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any of the Lenders (or any of their respective Lending Offices) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, shall make it unlawful or impossible for any of the Lenders (or any of their respective Lending Offices) to honor its obligations hereunder to make or maintain any Daily Simple RFR Loan, Term ~~RFR~~SOFR Loan or Eurocurrency ~~RFR~~Rate Loan, or to determine or charge interest based upon any applicable RFR, Daily Simple RFR, the Term ~~RFR~~SOFR Reference Rate, Term SOFR, Adjusted Term SOFR, Eurocurrency Rate or Eurocurrency Base Rate, such Lender shall promptly give notice thereof to the Administrative Agent and the Administrative Agent shall promptly give notice to the Company and the other Lenders (an “Illegality Notice”). Thereafter, until each affected Lender notifies the Administrative Agent and the Administrative Agent notifies the Company that ~~such~~the circumstances giving rise to such determination no longer exist, (i) any obligation of the Lenders to make RFR Loans or Eurocurrency Rate Loans, as applicable, in the affected Currency or Currencies, and any right of the Borrowers to convert any Loan denominated in Dollars to ~~an RFR~~a Term SOFR Loan ~~or a Eurocurrency Rate Loan~~ or continue any Loan as an RFR Loan or a Eurocurrency Rate Loan, as applicable, in the affected Currency or Currencies shall be suspended and (ii) if necessary to avoid such illegality, the Administrative Agent shall compute the Base Rate without reference to clause (c) of the definition of “Base Rate”~~, in each case until each such affected Lender notifies the Administrative Agent and the Company that the circumstances giving rise to such determination no longer exist~~. Upon receipt of ~~such notice, (A)~~an Illegality Notice, the Borrowers shall, if necessary to avoid such illegality, upon demand from any Lender (with a copy to the Administrative Agent), prepay or, if applicable, (~~I~~A) convert all ~~RFR Loans or Eurocurrency Rate Loans denominated in Dollars~~Term SOFR Loans to Base Rate Loans or (~~II~~B) convert all RFR Loans or Eurocurrency Rate Loans denominated in an affected Alternative Currency to Base Rate Loans denominated in Dollars (in an amount equal to the Dollar Equivalent of such Alternative Currency) (in each case, if necessary to avoid such illegality, the Administrative Agent shall compute the Base Rate without reference to clause (c) of the definition of “Base Rate”), (~~1~~I) with respect to Daily Simple RFR Loans, on the Interest Payment Date therefor, if all affected Lenders may lawfully continue to maintain such Daily Simple RFR Loans to such day, or immediately, if any Lender may not lawfully continue to maintain such Daily Simple RFR Loans to such day or (~~2~~II) with respect to Eurocurrency Rate Loans or Term ~~RFR~~SOFR Loans, on the last day of the Interest Period therefor, if all affected Lenders may lawfully continue to maintain such Eurocurrency Rate Loans or Term ~~RFR~~SOFR Loans, as applicable, to such day, or immediately, if any Lender may not lawfully continue to maintain such Eurocurrency Rate Loans or Term ~~RFR~~SOFR Loans, as applicable, to such day ~~and (B) if necessary to avoid such illegality, the Administrative Agent shall during the period of such suspension compute the Base Rate without reference to clause (c) of the definition of “Base Rate”, in each case until the Administrative Agent is advised in writing by each affected Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon Daily Simple RFR, Term RFR, the Eurocurrency Base Rate or Eurocurrency Rate, as applicable~~. Upon any such prepayment or conversion, the Borrowers shall also pay accrued interest (except with respect to any prepayment or conversion of a Daily Simple RFR Loan) on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 3.5.
(c)    Benchmark Replacement Setting.
~~(i) Benchmark Replacement.~~

172104678

~~(A) Notwithstanding anything to the contrary herein or in any other Credit Document, if the USD LIBOR Transition Date has occurred prior to the Reference Time in respect of any setting of the Eurocurrency Rate for Dollars, then (x) if a Benchmark Replacement is determined in accordance with clause (b)(1) or (b)(2) of the definition of “Benchmark Replacement” for the USD LIBOR Transition Date, such Benchmark Replacement will replace the then-current Benchmark with respect to Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Dollars for all purposes hereunder and under any Credit Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Credit Document and (y) if a Benchmark Replacement is determined in accordance with clause (b)(3) of the definition of “Benchmark Replacement” for the USD LIBOR Transition Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Credit Document in respect of any Benchmark setting at or after 5:00 p.m. on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Credit Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders.~~
(i)    ~~(B)~~ Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Credit Document, upon the occurrence of a Benchmark Transition Event ~~or an Other Benchmark Election, as applicable,~~ with respect to any Benchmark, the Administrative Agent and the Company may amend this Agreement to replace such Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event ~~or an Other Benchmark Election, as applicable,~~ will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all affected Lenders and the Borrowers so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 3.3(c)(i)~~(B)~~ will occur prior to the applicable Benchmark Transition Start Date.
~~(C) Notwithstanding anything to the contrary herein or in any other Credit Document and subject to the proviso below in this paragraph, if a Term RFR Transition Date has occurred prior to the Reference Time in respect of any setting of the then-current Benchmark consisting of a Daily Simple RFR (including a Daily Simple RFR implemented as a Benchmark Replacement pursuant to Section 3.3(c)(i)(A) or Section 3.3(c)(i)(B)) for the applicable Currency, then the applicable Benchmark Replacement will replace such Benchmark for all purposes hereunder or under any Credit Document in respect of such Benchmark for the applicable Currency setting and subsequent Benchmark settings, without any amendment to, or further action or consent of any other party to, this Agreement or any other Credit Document; provided that this clause (C) shall not be effective unless the Administrative Agent has delivered to the Lenders and the Company a Term RFR Notice with respect to the applicable Term RFR Transition Event. For the avoidance of doubt, the Administrative Agent shall not be required to deliver a Term RFR Notice after a Term RFR Transition Event and may elect or not elect to do so in its sole discretion.~~

172104678

(ii)    Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make ~~Benchmark Replacement~~ Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Credit Document, any amendments implementing such ~~Benchmark Replacement~~ Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Credit Document.
(iii)    Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Company and the Lenders of (A) the implementation of any Benchmark Replacement and (B) the effectiveness of any ~~Benchmark Replacement~~ Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will promptly notify the Company of the removal or reinstatement of any tenor of a Benchmark pursuant to Section 3.3(c)(iv). Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 3.3(c), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Credit Document, except, in each case, as expressly required pursuant to this Section 3.3(c).
(iv)    Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Credit Document, at any time (including in connection with the implementation of a Benchmark Replacement), (A) if any then-current Benchmark is a term rate (including ~~any~~the Term ~~RFR~~SOFR Reference Rate or Eurocurrency Rate) and either (I) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (II) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will ~~be no longer~~not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (B) if a tenor that was removed pursuant to clause (A) above either (I) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (II) is not, or is no longer, subject to an announcement that it is not or will ~~no longer~~not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor.

172104678

(v)    Benchmark Unavailability Period. Upon the Company’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a given Benchmark, (A) the Borrowers may revoke any pending request for a borrowing of, conversion to or continuation of RFR Loans or Eurocurrency Rate Loans, in each case, to be made, converted or continued during any Benchmark Unavailability Period denominated in the applicable Currency and, failing that, (~~A)(~~I) in the case of any request for any affected ~~RFR Loans or a Eurocurrency Rate Loans, in each case, denominated in Dollars~~Term SOFR Loans, if applicable, the Borrowers will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans in the amount specified therein and (II) in the case of any request for any affected RFR Loan or Eurocurrency Rate Loan, in each case, in an Alternative Currency, if applicable, then such request shall be ineffective and (B)(I) any outstanding affected ~~RFR Loans or Eurocurrency Rate Loans, in each case, denominated in Dollars~~Term SOFR Loans, if applicable, will be deemed to have been converted into Base Rate Loans ~~immediately or, in the case of Term RFR Loans or Eurocurrency Rate Loans,~~ at the end of the applicable Interest Period and (II) any outstanding affected RFR Loans or Eurocurrency Rate Loans, in each case, denominated in an Alternative Currency, at the Company’s election, shall either (1) be converted into Base Rate Loans denominated in Dollars (in an amount equal to the Dollar Equivalent of such Alternative Currency) immediately or, in the case of ~~Term RFR Loans or~~ Eurocurrency Rate Loans, at the end of the applicable Interest Period or (2) be prepaid in full immediately or, in the case of ~~Term RFR Loans or~~ Eurocurrency Rate Loans, at the end of the applicable Interest Period; provided that, with respect to any Daily Simple RFR Loan, if no election is made by the Company by the date that is three (3) Business Days after receipt by the Company of such notice, the Company shall be deemed to have elected clause (1) above; provided, further that, with respect to any Eurocurrency Rate Loan ~~or Term RFR Loan~~, if no election is made by the Company by the earlier of (x) the date that is three (3) Business Days after receipt by the Company of such notice and (y) the last day of the current Interest Period for the applicable Eurocurrency Rate Loan ~~or Term RFR Loan~~, the Company shall be deemed to have elected clause (1) above. Upon any such prepayment or conversion, the Borrowers shall also pay accrued interest (except with respect to any prepayment or conversion of a Daily Simple RFR Loan) on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 3.5. During a Benchmark Unavailability Period with respect to any Benchmark or at any time that a tenor for any then-current Benchmark is not an Available Tenor, the component of Base Rate based upon the then-current Benchmark that is the subject of such Benchmark Unavailability Period or such tenor for such Benchmark, as applicable, will not be used in any determination of Base Rate.
Section 3.4    Increased Costs Generally.
(a)    If any Change in Law shall:
(i)    impose, modify or deem applicable any reserve (including pursuant to regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, special, supplemental or other marginal reserve requirement) with respect to eurocurrency funding (currently referred to as “Eurocurrency liabilities” in Regulation D of the FRB, as amended and in effect from time to time)), special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or advances, loans or other credit extended or participated in by, any Lender (except any reserve requirement reflected in the Eurocurrency Rate);
(ii)    subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (f) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or

172104678

(iii)    impose on any Lender or the London or other applicable offshore interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender;
and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, converting to, continuing or maintaining any Loan (or of maintaining its obligation to make any such Loan), or to reduce the amount of any sum received or receivable by such Lender or other Recipient hereunder (whether of principal, interest or any other amount) then, upon written request of such Lender or other Recipient, the Company shall promptly pay (or cause the UK Borrower to promptly pay) to any such Lender or other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender or other Recipient, as the case may be, for such additional costs incurred or reduction suffered.
(b)    Capital Requirements. If any Lender determines that any Change in Law affecting such Lender or any Lending Office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity requirements, has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Swingline Loans held by, such Lender, to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy), then from time to time upon written request of such Lender the Company shall promptly pay (or cause the UK Borrower to promptly pay) to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.
(c)    Certificates for Reimbursement. A certificate of a Lender or such other Recipient setting forth the amount or amounts necessary to compensate such Lender, such other Recipient or any of their respective holding companies, as the case may be, as specified in paragraph (a) or (b) of this Section and delivered to the Company, shall be conclusive absent demonstrable error. The Company shall pay (or cause the UK Borrower to pay) such Lender or such other Recipient, as the case may be, the amount shown as due on any such certificate within fifteen (15) Business Days after receipt thereof.
(d)    Delay in Requests. Failure or delay on the part of any Lender or such other Recipient to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or such other Recipient’s right to demand such compensation; provided that no Borrower shall be required to compensate any Lender or any other Recipient pursuant to this Section for any increased costs incurred or reductions suffered more than 180 days prior to the date that such Lender or such other Recipient, as the case may be, notifies the Company of the Change in Law giving rise to such increased costs or reductions, and of such Lender’s or such other Recipient’s intention to claim compensation therefor (except that if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof).
Section 3.5    Compensation for Losses. On or prior to the fifteenth (15th) Business Day after the Company’s receipt of a written demand of any Lender (with a copy to the Administrative Agent) from time to time, the Company shall promptly compensate (or cause the UK Borrower to compensate) such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:
(a)    any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan or, in the case of any Daily Simple RFR Loan, on a date other than on the Interest Payment Date therefor (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);
(b)    any failure by any Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan or Swingline Loan on the date or in the amount notified by the Company or the applicable Borrower;

172104678

(c)    any failure by any Borrower to make payment of any Loan (or interest due thereon) denominated in an Alternative Currency on its scheduled due date or any payment thereof in a different currency; or
(d)    any assignment of a Daily Simple RFR Loan other than on the Interest Payment Date therefor or a Eurocurrency Rate Loan or Term SOFR Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Company pursuant to Section 3.6(b);
including any loss of anticipated profits, any foreign exchange losses and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan, from fees payable to terminate the deposits from which such funds were obtained or from the performance of any foreign exchange contract.
The Company shall also pay (or cause the UK Borrower to pay) any customary administrative fees charged by such Lender in connection with the foregoing. In the case of a Eurocurrency Rate Loan, the amount of such loss or expense shall be determined, in the applicable Lender’s reasonable discretion, based upon the assumption that such Lender funded its Commitment Percentage of the Eurocurrency Rate Loans in the London or other applicable offshore interbank market for such currency and using any reasonable attribution or averaging methods which such Lender deems appropriate and practical. No Borrower shall be required to compensate a Lender pursuant to this Section 3.5 for any amounts incurred or arising hereunder more than 180 days prior to the date that such Lender notifies the Company of the event(s) giving rise to such amounts and of such Lender’s intention to claim compensation therefor. The applicable Lender shall deliver a written statement of such Lender to the Company (with a copy to the Administrative Agent) as to the amount due, if any, under this Section 3.5. Such written statement shall set forth in reasonable detail the calculations upon which such Lender determined such amount and shall be final, conclusive and binding on the Borrowers in the absence of demonstrable error.
Section 3.6    Mitigation Obligations; Replacement of Lenders.
(a)    Designation of a Different Lending Office. If any Lender requests compensation under Section 3.4, or if any Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.1, then such Lender shall, at the request of the Company, use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.4 or Section 3.1, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Company hereby agrees to pay (or cause the UK Borrower to pay) all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.
(b)    Replacement of Lenders. If any Lender requests compensation under Section 3.4, or if any Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.1, and, in each case, such Lender has declined or is unable to designate a different Lending Office in accordance with Section 3.6(a), or if any Lender is a Defaulting Lender, a Non-Consenting Lender or a Non-Extending Lender, then the Company may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 9.6), all of its interests, rights (other than its existing rights to payments pursuant to Section 3.4 or Section 3.1) and obligations under this Agreement and the related Credit Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that:
(i)    the Company shall have paid (or caused another Borrower to pay) to the Administrative Agent the assignment fee (if any) specified in Section 9.6;

172104678

(ii)    such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Credit Documents (including any amounts under Section 3.5) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Company or applicable Borrower (in the case of all other amounts);
(iii)    in the case of any such assignment resulting from a claim for compensation under Section 3.4 or payments required to be made pursuant to Section 3.1, such assignment will result in a reduction in such compensation or payments thereafter;
(iv)    such assignment does not conflict with applicable Law; and
(v)    in the case of any assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent.
A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Company to require such assignment and delegation cease to apply.
Each party hereto agrees that (x) an assignment required pursuant to this Section 3.6 may be effected pursuant to an Assignment and Assumption executed by the Company, the Administrative Agent and the assignee and (y) the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to and be bound by the terms thereof; provided that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender or the Administrative Agent, provided, further that any such documents shall be without recourse to or warranty by the parties thereto.
Section 3.7    Alternative Currencies. If, after the designation by the Lenders of any currency as an Alternative Currency, any change in currency controls or exchange regulations or any change in national or international financial, political or economic conditions are imposed in the country in which such currency is issued, and such change results in, in the reasonable opinion of the Administrative Agent (a) such currency no longer being readily available, freely transferable and convertible into Dollars, (b) a Dollar Equivalent no longer being readily calculable with respect to such currency, (c) such currency being impracticable for the Lenders to loan or (d) such currency no longer being a currency in which the Required Revolving Credit Lenders are willing to make Loans or other extensions of credit hereunder (each of clauses (a), (b), (c) and (d), a “Disqualifying Event”), then the Administrative Agent shall promptly notify the Lenders and the Company, and such currency shall no longer be an Alternative Currency until such time as the Disqualifying Event(s) no longer exist. Within five (5) Business Days after receipt of such notice from the Administrative Agent, the Borrowers shall repay all Loans denominated in such currency to which the Disqualifying Event(s) apply or convert such Loans into the Dollar Equivalent in Dollars, bearing interest at the Base Rate, subject to the other terms contained herein.
Section 3.8    Survival. All of the obligations of the Borrowers under this Section 3 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Aggregate Commitments and repayment of all other Obligations hereunder.
SECTION 4 - CONDITIONS PRECEDENT.
Section 4.1    Conditions to Closing and Initial Loans. The obligation of the Lenders to close this Agreement and to make its Loans is subject to the satisfaction of each of the following conditions:

172104678

(a)    Documentation. The Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent and each Lender, each of the following, duly executed and acknowledged where appropriate by all parties thereto:
(i)    this Agreement and the Company Guaranty;
(ii)    Note(s) executed by the Borrowers in favor of each Lender requesting Note(s);
(iii)    the opinion of Sidley Austin LLP, legal counsel to the Company, and an opinion as to certain matters of English corporate law from Sidley Austin LLP, counsel as to English law of the UK Borrower;
(iv)    a certificate of the Secretary, the Assistant Secretary or a Responsible Officer of each Credit Party certifying as to the incumbency and genuineness of the signature of each officer of such Credit Party executing Credit Documents to which it is a party and certifying that attached thereto is a true, correct and complete copy of (A) the articles or certificate of incorporation or formation (or equivalent), as applicable, of such Credit Party and all amendments (including as a result of a change of name) thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation, organization or formation (or equivalent), as applicable, (B) the bylaws, memorandum of association, articles of association or other governing document of such Credit Party as in effect on the Closing Date, (C) resolutions duly adopted by the board of directors (or other governing body) of such Credit Party authorizing and approving the transactions contemplated hereunder and the execution, delivery and performance of this Agreement and the other Credit Documents to which it is a party, and (D) each certificate as of a recent date of the good standing of each Credit Party under the laws of its jurisdiction of incorporation, organization or formation (or equivalent), as applicable;
(v)    a certificate from a Responsible Officer of each Borrower to the effect that (A) all representations and warranties of the Credit Parties contained in this Agreement and the other Credit Documents are true and correct in all material respects (except that if a qualifier relating to materiality or Material Adverse Effect applies, then such representation or warranty shall be required to be true and correct in all respects); (B) no Default or Event of Default shall have occurred and be continuing or would occur as a result of any Borrowing or the execution and delivery of the Credit Documents on the Closing Date; (C) since December 31, 2020, except as disclosed in the SEC Reports, no event or condition has occurred that has had or could reasonably be expected to have a Material Adverse Effect; and (D) each of the Credit Parties, as applicable, has satisfied the condition set forth in Section 4.1(d) (and attaching copies of consents and approvals, if any); and
(vi)    such other documents as the Administrative Agent or the Required Lenders may reasonably require.
(b)    Borrowing Notice. The Administrative Agent shall have received, if applicable, a Borrowing Notice from the Company in accordance with Section 2.2(a) and a Notice of Account Designation specifying the account or accounts to which the proceeds of any Loans made on or after the Closing Date are to be disbursed.
(c)    Financial Statements. The Arrangers will have received, in form and substance reasonably satisfactory to the Arrangers, copies of (i) the audited consolidated financial statements for the Company and its Subsidiaries for the fiscal years ended 2018, 2019 and 2020, (ii) interim unaudited consolidated financial statements for the Company and its Subsidiaries for each quarterly period ended since December 31, 2020 for which financial statements are available and (iii) such unaudited financial statements with respect to the UK Borrower as may be reasonably requested by the Arrangers.

172104678

(d)    Governmental and Third Party Consents. The Credit Parties shall have received all required governmental and third party consents in connection with the transactions contemplated by this Agreement and the other Credit Documents.
(e)    PATRIOT Act; Etc. Each Borrower shall have provided to the Administrative Agent and the Lenders, at least five (5) Business Days prior to the Closing Date, the documentation and other information requested by the Administrative Agent in order to comply with requirements of the PATRIOT Act, applicable “know your customer” and anti-money laundering rules and regulations.
(f)    Existing Credit Agreement. All existing accrued interest and fees of the Company and its Subsidiaries with respect to each of the “Revolving Credit (UK) Facility” and the “Revolving Credit (US) Facility” under (and as defined in) the Existing Credit Agreement shall be paid in full and all assignments and cash settlements between or among Lenders shall have been made in order to the effect the Commitments on the Closing Date.
(g)    Fees. Any fees required to be paid on or before the Closing Date shall have been paid.
(h)    Legal Expenses. Unless waived by the Administrative Agent, the Company shall have paid all reasonable fees and expenses due the Administrative Agent’s counsel as of the date hereof.
Without limiting the generality of the provisions of the last paragraph of Section 8.3, for purposes of determining compliance with the conditions specified in this Section 4.1, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.
Section 4.2    All Borrowings. At the time of each Borrowing hereunder:
(a)    The Administrative Agent shall have received the notice required by Section 2.2;
(b)    Each of the representations and warranties of each Borrower set forth in Section 5, and of each Credit Party in each other Credit Document, shall be and remain true and correct in all material respects on and as of the date of such Borrowing, with the same effect as though such representations and warranties had been made on and as of each such date, except that (i) if a qualifier relating to materiality or Material Adverse Effect applies, then such representation or warranty shall be required to be true and correct in all respects, (ii) if such representation or warranty specifically refers to an earlier date, then such representation or warranty shall be true and correct in all material respects as of such earlier date (except that if a qualifier relating to materiality or Material Adverse Effect applies, then such representation or warranty shall be required to be true and correct in all respects as of such earlier date) and (iii) for purposes of this Section 4.2(b), the representations and warranties contained in Section 5.9 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a)(i) and (ii), respectively, of Section 6.6; provided that, notwithstanding the foregoing, the representations and warranties set forth in Section 5.5 and Section 5.10 shall only be made by each Borrower on the Closing Date;
(c)    No Default or Event of Default shall have occurred and be continuing or would occur as a result of such Borrowing. Each request for a Borrowing shall be deemed to be a representation and warranty by each Borrower on the date of such Borrowing, conversion or continuance as to the facts specified in subsections (b) and (c) of this Section 4.2; and

172104678

(d)    In the case of either a Revolving Credit Borrowing to be denominated in an Alternative Currency, there shall not have occurred any change in national or international financial, political or economic conditions or currency exchange rates or exchange controls which in the reasonable opinion of the Administrative Agent, the Required Revolving Credit Lenders (in the case of any Revolving Credit Loans to be denominated in an Alternative Currency) would make it impracticable for such Borrowing to be denominated in the relevant Alternative Currency.
SECTION 5 - REPRESENTATIONS AND WARRANTIES.
Each Borrower represents and warrants to each Lender and the Administrative Agent as follows:
Section 5.1    Organization. The Company and each of its Material Subsidiaries (i) is duly organized and existing and in good standing under the Laws of the jurisdiction of its organization, (ii) has all necessary power to own the Property and assets it uses in its business and otherwise to carry on its present business and the business it currently proposes to transact and (iii) is duly licensed or qualified and in good standing in each jurisdiction in which the nature of the business transacted by it or the nature of the property owned or leased by it makes such licensing or qualification necessary and in which the failure to be so licensed or qualified would have a Material Adverse Effect. No Credit Party is an Affected Financial Institution.
Section 5.2    Corporate Power and Authority. Each Credit Party has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of the Credit Documents to which it is a party and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of such Credit Documents. Each Credit Party has duly executed and delivered each Credit Document to which it is a party and each such Credit Document constitutes the legal, valid and binding obligation of such Credit Party, enforceable in accordance with its terms, except that enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other similar Laws now or hereafter in effect relating to creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in equity or at law).
Section 5.3    No Violation. Neither the execution, delivery or performance by any Credit Party of the Credit Documents to which it is a party nor compliance by it with the terms and provisions thereof, will (i) contravene any applicable provision of any Law, or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) conflict with or result in any breach of any term, covenant, condition or other provision of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any Credit Party under the terms of any Contractual Obligation to which any Credit Party is a party or by which it or any of its property or assets are bound or to which it may be subject or (iii) violate any provision of the Articles of Incorporation or By-Laws or corresponding Organization Document of any Credit Parties.
Section 5.4    Governmental Authorization. No material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority which has not been obtained or given is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Credit Party of any Credit Document to which it is a party, except for any reports required to be filed by the Company with the SEC.
Section 5.5    Litigation. As of the Closing Date, there are no actions, suits or proceedings pending or, to the knowledge of a Responsible Officer of any Borrower, threatened, involving the Company or any of its Subsidiaries that (i) except as disclosed in the SEC Reports, are likely to have a Material Adverse Effect or (ii) could reasonably be expected to have a material adverse effect on the rights or remedies of the Lenders or on the ability of any Borrower to perform its obligations to the Lenders under this Agreement.
Section 5.6    Use of Proceeds; Margin Regulations.

172104678

(a)    The proceeds of all Loans shall be used (i) to pay fees and expenses incurred in connection with this Agreement, (ii) to pay accrued interest and fees under the Existing Agreement and (iii) working capital, capital expenditures and other lawful corporate purposes, including (among other things) distributions and share purchases.
(b)    No proceeds of any Loan will be used to purchase or carry any “margin stock” (as defined in Regulation U of the FRB) or to extend credit for the purpose of purchasing or carrying any “margin stock,” in each case in violation of, or for a purpose which violates, or would be inconsistent with, Regulation T, U or X of the FRB. The Company is not engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying “margin stock”, or extending credit for the purpose of purchasing or carrying “margin stock.”
Section 5.7    Investment Company Act. No Credit Party is an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.
Section 5.8    Disclosure. None of the factual information heretofore or contemporaneously furnished by or on behalf of the Company or its Subsidiaries to the Administrative Agent or any Lender (including, without limitation, all information contained herein) in connection with this Agreement or any transaction contemplated herein, and no other factual information hereafter furnished by or on behalf of any such Persons in writing to the Administrative Agent or any Lender will, in each case when taken together and as modified or supplemented by other information so furnished or by the SEC Reports, contained or will contain as of the date so furnished, any material misstatement of fact, or considered collectively with all other such information and the SEC Reports, omits to state any material fact necessary to make such information not misleading at such time in light of the circumstances under which such information was provided; provided that, with respect to projected financial information, the Company represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.
Section 5.9    Financial Statements. The audited consolidated financial statements of the Company as at December 31, 2020 and the unaudited consolidated financial statements of the Company for the three month period ended March 31, 2021, copies of which have been delivered to the Lenders, in each case (i) have been prepared in accordance with GAAP consistently applied throughout the periods involved (except as disclosed therein) and (ii) fairly present in all material respects on a consolidated basis the financial position of the Company and its Subsidiaries, as of the dates thereof, and the results of operations for the periods covered thereby, in accordance with GAAP (except as disclosed therein), subject, in the case of clauses (i) and (ii), for unaudited quarterly consolidated financial statements to the absence of footnotes and to normal year-end audit adjustments.
Section 5.10    No Material Adverse Effect. As of the Closing Date, except as disclosed in the SEC Reports, no event or condition has occurred that has had or could reasonably be expected to have a Material Adverse Effect since December 31, 2020.
Section 5.11    Taxes. The Company and its Subsidiaries have filed all federal tax returns and all other material tax returns required to be filed and have paid all taxes due, except (i) such taxes, if any, as are being contested in good faith and for which adequate reserves have been provided or (ii) to the extent that the failure to do so could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
Section 5.12    ERISA Compliance and UK Pensions.

172104678

(a)    Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state Laws except as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each Plan that is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS or an application for such a letter is currently being processed by the IRS with respect thereto and, to the best knowledge of a Responsible Officer of each Borrower, nothing has occurred which would prevent, or cause the loss of, such qualification except as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company and each ERISA Affiliate have made all required contributions to each Plan subject to Sections 412, 430 or 431 of the Code except where a failure to make a required contribution could not reasonably be expected to have a Material Adverse Effect. No application for a funding waiver or an extension of any amortization period pursuant to Sections 412, 430 or 431 of the Code has been made with respect to any Plan.
(b)    There are no pending or, to the best knowledge of a Responsible Officer of any Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could be reasonably expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect.
(c)    (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability; (iii) the Company and each ERISA Affiliate has met all applicable requirements under the Pension Funding Rules in respect of each Pension Plan and no waiver of the minimum funding standards under the Pension Funding Rules has been applied for or obtained, (iv) neither the Company nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (v) neither the Company nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Sections 4201 of ERISA with respect to a Multiemployer Plan; and (vi) neither the Company nor any ERISA Affiliate has engaged in a transaction that could be subject to Sections 4069 or 4212(c) of ERISA, which in the case of each of the clauses (i) through (vi), either individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.
(d)    No Credit Party nor any of its Subsidiaries is or has at any time been an employer (for the purposes of Sections 38 to 51 of the UK Pensions Act) of an occupational pension scheme which is not a money purchase scheme (both terms as defined in the UK Pensions Schemes Act); and no Credit Party nor any of its Subsidiaries is or has at any time been “connected” with or an “associate” of (as those terms are used in Sections 38 and 43 of the UK Pensions Act) such an employer.
(e)    As of the Closing Date, the Borrowers are not and will not be (i) an employee benefit plan subject to Part 4 of Subtitle B of Title I of ERISA, (ii) a plan or account subject to Section 4975 of the Code, (iii) an entity deemed to hold “plan assets” of any such plans or accounts for purposes of ERISA or the Code, as determined pursuant to Section 3(42) of ERISA or (iv) a “governmental plan” within the meaning of Section 3(32) of ERISA.
Section 5.13    Intellectual Property. The Company and its Subsidiaries own or hold a valid license to use all the material patents, trademarks, permits, service marks, trade names, technology, know-how and formulas or other rights related to the foregoing, free of any burdensome restrictions, that are used in the operation of the business of the Company or of its Subsidiaries as presently conducted and as proposed to be conducted as determined by the Company and its Subsidiaries in their reasonable judgment, except for such intellectual property or burdensome restrictions which are not likely to individually or in the aggregate, have a Material Adverse Effect.
Section 5.14    Compliance with Statutes, Etc. The Company and its Subsidiaries are in compliance with all applicable Laws imposed by all Governmental Authorities in respect of the conduct of its business and the ownership of its Property, except such non-compliance as is not likely to, individually or in the aggregate, have a Material Adverse Effect.

172104678

Section 5.15    Environmental Matters. The Company and its Subsidiaries have complied with, and on the date of each Borrowing are in compliance with, all applicable Environmental Laws and the requirements of any permits issued under such Environmental Laws except to the extent such noncompliance is not likely to have a Material Adverse Effect. As of the Closing Date, except as disclosed in the SEC Reports, there are no pending or, to the best knowledge of a Responsible Officer of each Borrower, past or threatened Environmental Claims against the Company or its Subsidiaries of any real property owned or operated by the Company or its Subsidiaries that individually or in the aggregate would reasonably be expected to have a Material Adverse Effect. As of the Closing Date, except as disclosed in the SEC Reports, there are no conditions or occurrences on any real property owned or operated by the Company or its Subsidiaries or, to the best knowledge of a Responsible Officer of each Borrower, on any property adjoining or in the vicinity of any such real property that would reasonably be expected (i) to form the basis of an Environmental Claim against the Company or its Subsidiaries or any such real property that individually or in the aggregate would reasonably be expected to have a Material Adverse Effect or (ii) to cause any such real property to be subject to any restrictions on the ownership, occupancy, use or transferability of such real property by the Company or its Subsidiaries under any applicable Environmental Law which restrictions are likely to have a Material Adverse Effect.
Section 5.16    No Default. No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Credit Document.
Section 5.17    Anti-Corruption Laws; Anti-Money Laundering Laws and Sanctions.
(a)    None of the Company, any Subsidiary, any of their respective directors, officers, or, to the knowledge of a Responsible Officer of any Borrower, any of their respective employees of any Borrower or any Subsidiary or any agent or representative of any Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the credit facilities provided herein is a Sanctioned Person.
(b)    None of (i) the Company, any Subsidiary, any of their respective directors, officers, or, to the knowledge of a Responsible Officer of any Borrower, any of their respective employees, or (ii) to the knowledge of a Responsible Officer of any Borrower, any agent or representative of any Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the credit facilities provided herein, (A) has, in the past five (5) years, been subject to administrative, civil or criminal investigation, or made any voluntary disclosure to any governmental entity, regarding the Anti-Corruption Laws, Anti-Money Laundering Laws or Sanctions, or (B) directly or indirectly derives revenues from investments in, or transactions with, Sanctioned Persons in violation of Sanctions.
(c)    Each of the Company and its Subsidiaries have in place policies and procedures reasonably designed to promote compliance by the Company and its Subsidiaries and their respective directors, officers, employees, and agents, when acting on behalf of the Company or such Subsidiary, with applicable Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions laws and regulations.
(d)    The Company and its Subsidiaries, each director, officer, and to the knowledge of each Responsible Officer of the Borrowers, employee, agent and Affiliate of the Company and each such Subsidiary, is in compliance with applicable Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions in all material respects.
(e)    No proceeds of any Loan have been used in violation of Section 6.20.
Section 5.18    Representations as to Foreign Obligors.

172104678

(a)    Each Foreign Obligor is subject to civil and commercial Laws with respect to its obligations under this Agreement and the other Credit Documents to which it is a party (collectively as to such Foreign Obligor, the “Applicable Foreign Obligor Documents”), and the execution, delivery and performance by such Foreign Obligor of the Applicable Foreign Obligor Documents constitute and will constitute private and commercial acts and not public or governmental acts. Neither such Foreign Obligor nor any of its property has any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) under the laws of the jurisdiction in which such Foreign Obligor is organized and existing in respect of its obligations under the Applicable Foreign Obligor Documents.
(b)    The Applicable Foreign Obligor Documents are in proper legal form under the Laws of the jurisdiction in which such Foreign Obligor is organized and existing for the enforcement thereof against such Foreign Obligor under the Laws of such jurisdiction, and to ensure the legality, validity, enforceability, priority or admissibility in evidence of the Applicable Foreign Obligor Documents. It is not necessary to ensure the legality, validity, enforceability, priority or admissibility in evidence of the Applicable Foreign Obligor Documents that the Applicable Foreign Obligor Documents be filed, registered or recorded with, or executed or notarized before, any court or other authority in the jurisdiction in which such Foreign Obligor is organized and existing or that any registration charge or stamp or similar tax be paid on or in respect of the Applicable Foreign Obligor Documents or any other document, except for (i) any such filing, registration, recording, execution or notarization as has been made or is not required to be made until the Applicable Foreign Obligor Document or any other document is sought to be enforced and (ii) any charge or tax as has been timely paid.
(c)    There is no tax, levy, impost, duty, fee, assessment or other governmental charge, or any deduction or withholding, imposed by any Governmental Authority in or of the jurisdiction in which such Foreign Obligor is organized and existing either (i) on or by virtue of the execution or delivery of the Applicable Foreign Obligor Documents or (ii) on any payment to be made by such Foreign Obligor pursuant to the Applicable Foreign Obligor Documents, except as has been disclosed to the Administrative Agent.
(d)    The execution, delivery and performance of the Applicable Foreign Obligor Documents executed by such Foreign Obligor are, under applicable foreign exchange control regulations of the jurisdiction in which such Foreign Obligor is organized and existing, not subject to any notification or authorization except (i) such as have been made or obtained or (ii) such as cannot be made or obtained until a later date (provided that any notification or authorization described in this clause (ii) shall be made or obtained as soon as is reasonably practicable).
Section 5.19    Centre of Main InterestsSection 5.20    . The UK Borrower has its registered office in England and conducts all board meetings, treasury function, corporate secretarial function, interaction with lenders and certain corporate functions from its offices in England, and has informed its lenders of such matters in order that they are ascertainable by third parties.  The UK Borrower has not changed the jurisdiction in which its registered office is situated within the three month period ending with the date on which this representation is made or repeated.  The UK Borrower has concluded, based on these facts, that its “centre of main interests”, for the purposes of The Council of the European Union Regulation No. 2015/848 on Insolvency Proceedings (the “Recast Regulation”), is situated in England. The UK Borrower has a registered branch in France, from which it manages assets, employs workforce and interacts with suppliers.  The UK Borrower does not have any employees, contractors or agents situated in other jurisdictions other than on a transitory basis and has concluded, based on these facts, that the UK Borrower has no “establishment” (as that term is used in Article 2(10) of the Recast Regulation) in any jurisdiction other than France.
SECTION 6 - COVENANTS.
Each Borrower covenants and agrees that, so long as any Loan is outstanding or any Commitment is available to or in use by any Borrower hereunder, except to the extent compliance in any case is waived in writing by the Required Lenders:

172104678

Section 6.1    Existence. The Company will, and will cause each of its Material Subsidiaries to, preserve and maintain its existence, except pursuant to any merger, consolidation or sale, transfer or other disposition permitted by Section 6.10 or any winding up, liquidation or dissolution of any inactive Subsidiaries.
Section 6.2    Maintenance. The Company will, and will cause each of its Material Subsidiaries to, maintain, preserve and keep its plants, properties and equipment necessary to the conduct of the business of the Company and its Subsidiaries, taken as a whole, except to the extent that failure to do so, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; provided, however, that nothing in this Section 6.2 shall prevent the Company or any of its Material Subsidiaries from discontinuing the operation or maintenance of any such properties if such discontinuance is, in the judgment of the Company or any such Material Subsidiary, as applicable, desirable in the conduct of its business or the business of its Material Subsidiary or engaging in any transactions covered but otherwise permitted by any other provision of this Section 6.
Section 6.3    Taxes. The Company will, and will cause each of its Material Subsidiaries to, duly pay and discharge all taxes, rates, assessments, fees and governmental charges upon or against it or its properties before payment is delinquent and before penalties accrue thereon, unless and to the extent that (i) the same is being contested in good faith and by appropriate proceedings and appropriate reserves have been established in conformity with GAAP or (ii) the failure to do so could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
Section 6.4    ERISA and UK Pensions.
(a)    The Company will, and will cause each of its Subsidiaries to, promptly pay and discharge all obligations and liabilities arising under ERISA of a character which if unpaid or unperformed could reasonably be expected to result in the imposition of a Lien against any of its properties or assets and will promptly notify the Administrative Agent of any ERISA Event which could be reasonably be expected to have a Material Adverse Effect.
(b)    The Company shall ensure that all pension schemes operated by or maintained for the benefit of its Subsidiaries and/or any of their employees are fully funded based on the statutory funding objective under Sections 221 and 222 of the UK Pensions Act and that no action or omission is taken by any of its Subsidiaries in relation to such a pension scheme which has or is reasonably likely to have a Material Adverse Effect (including, without limitation, the termination or commencement of winding-up proceedings of any such pension scheme or any Subsidiary ceasing to employ any member of such a pension scheme).
(c)    The Company shall ensure that no Subsidiary is or has been at any time an employer (for the purposes of Sections 38 to 51 of the UK Pensions Act) of an occupational pension scheme which is not a money purchase scheme (both terms as defined in the UK Pension Schemes Act) or “connected” with or an “associate” of (as those terms are used in Sections 38 or 43 of the UK Pensions Act) such an employer.
(d)    The Company shall deliver to the Administrative Agent at such times as those reports are prepared in order to comply with the then current statutory or auditing requirements (as applicable either to the trustees of any relevant schemes or to the Company), actuarial reports in relation to all pension schemes mentioned in paragraph (b) above.
(e)    The Company shall promptly notify the Administrative Agent of any material change in the rate of contributions to any pension schemes mentioned in paragraph (b) above paid or recommended to be paid (whether by the scheme actuary or otherwise) or required (by law or otherwise).
(f)    Each Borrower shall immediately notify the Administrative Agent of any investigation or proposed investigation by the Pensions Regulator which may lead to the issue of a Financial Support Direction or a Contribution Notice to it or any of its Subsidiaries.

172104678

(g)    Each Borrower shall immediately notify the Administrative Agent if it receives a Financial Support Direction or a Contribution Notice from the Pensions Regulator.
Section 6.5    Insurance. The Company will, and will cause each of its Material Subsidiaries to, insure, and keep insured, all insurable Property and assets owned by it of a character usually insured by companies similarly situated and operating like Property or assets, to the extent usually insured (subject to self-insured retentions) by such similar companies.
Section 6.6    Financial Reports and Other Information.
(a)    The Company and its Subsidiaries will maintain a system of accounting in accordance with GAAP and will furnish to the Administrative Agent such information about the business and financial condition of the Company and its Subsidiaries as the Administrative Agent may reasonably request; and, without any request, will furnish to the Administrative Agent and each Lender:
(i)    Within 60 days after the end of each of the first three fiscal quarters of each fiscal year of the Company, (A) the consolidated balance sheet of the Company and its Subsidiaries as at the end of such fiscal quarter and the related consolidated statement of income and of cash flow for such fiscal quarter and for the portion of the fiscal year ended with the last day of such fiscal quarter, all of which shall be in reasonable detail and certified by the Company’s Executive Vice President, Chief Financial Officer or Treasurer that they fairly present the financial condition of the Company and its Subsidiaries (as applicable) as of the dates indicated and the results of their operations and changes in their cash flows for the periods indicated and that it has been prepared in accordance with the terms of this Agreement, subject to normal year-end audit adjustments, and (B) the consolidated balance sheet of the UK Borrower and its Subsidiaries as at the end of such fiscal quarter and the related consolidated statement of income for such fiscal quarter and for the portion of the fiscal year ended with the last day of such fiscal quarter, all of which shall be in reasonable detail and certified by the Company’s Executive Vice President, Chief Financial Officer or Treasurer that they fairly present the financial condition of the UK Borrower and its Subsidiaries (as applicable) as of the dates indicated and the results of their operations for the periods indicated and that it has been prepared in accordance with the terms of this Agreement, subject to normal year-end audit adjustments.
(ii)    Within 120 days after the end of each fiscal year of the Company, (A) the consolidated balance sheet of the Company and its Subsidiaries as at the end of such fiscal year and the related consolidated statement of income and retained earnings and of cash flows for such fiscal year and setting forth consolidated comparative figures for the preceding fiscal year audited and certified by an independent certified public accounting firm of recognized national standing, in each case to the effect that such statements fairly present the financial condition of the Company and its Subsidiaries as of the dates indicated and the results of their operations and changes (without a “going concern” or similar qualification or exception and without any qualification or exception as to the scope of the audit), and (B) the consolidated balance sheet of the UK Borrower and its Subsidiaries as at the end of such fiscal year and the related consolidated statement of income for such fiscal year and setting forth consolidated comparative figures for the preceding fiscal year, all of which shall be in reasonable detail and certified by the Company’s Executive Vice President, Chief Financial Officer or Treasurer that they fairly present the financial condition of the UK Borrower and its Subsidiaries (as applicable) as of such fiscal year and the results of their operations for such fiscal year.
(iii)    Promptly after the sending or filing thereof, copies of all financial statements and projections that the Company sends to its shareholders and copies of all filings and registrations with, and reports to, the SEC by the Company or any of its Subsidiaries.

172104678

(b)    Each financial statement furnished to the Administrative Agent pursuant to subsections (i) and (ii) of Section 6.6(a) shall be accompanied by (A) a written certificate signed by the Company’s Executive Vice President, Chief Financial Officer or Treasurer to the effect that (i) no Default or Event of Default has occurred during the period covered by such statements or, if any such Default or Event of Default has occurred during such period, setting forth a description of such Default or Event of Default and specifying the action, if any, taken by the Company to remedy the same, and (ii) the representations and warranties contained in Section 5 are true and correct in all material respects on and as of the date of such certificate, with the same effect as though such representations and warranties had been made on and as of the date of such certificate, except that (A) if a qualifier relating to materiality or Material Adverse Effect applies, then such representation or warranty is true and correct in all respects, (B) if such representation or warranty specifically refers to an earlier date, then such representation or warranty is true and correct in all material respects as of such earlier date (except that if a qualifier relating to materiality or Material Adverse Effect applies, then such representation or warranty is true and correct in all respects as of such earlier date) and (C) for purposes of such certificate, the representations and warranties contained in Section 5.9 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a)(i) and (ii), respectively, of Section 6.6, except as otherwise described therein, and (B) a Compliance Certificate in the form of Exhibit B showing the Company’s compliance with the covenants set forth in Sections 6.13, 6.14 and 6.16.
(c)    Promptly after a Responsible Officer of any Borrower has knowledge of any of the following, the Company shall provide the Administrative Agent with written notice in reasonable detail of:
(i)    any pending or threatened Environmental Claim against the Company or any of its Subsidiaries or any real property owned or operated by the Company or any of its Subsidiaries which has had or could reasonably be expected to have a Material Adverse Effect; and
(ii)    any condition or occurrence on any real property owned or operated by the Company or any of its Subsidiaries that (x) results in noncompliance by the Company or any of its Subsidiaries with any Environmental Law or (y) could reasonably be anticipated to form the basis of a Environmental Claim against the Company or any of its Subsidiaries or any such real property, in each case, which has had or could reasonably be expected to have a Material Adverse Effect.
(d)    The Company will promptly, after a Responsible Officer of any Borrower has knowledge thereof, give notice to the Administrative Agent of:
(i)    the occurrence of any Default or Event of Default;
(ii)    any default or event of default under any Contractual Obligation of the Company or any of its Subsidiaries which is likely to have a Material Adverse Effect;
(iii)    any litigation or governmental proceeding of the type described in clause (i) or (ii) of Section 5.5; and
(iv)    any circumstance that has had a Material Adverse Effect.

172104678

Documents required to be delivered pursuant to this Section 6.6 (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically to the Administrative Agent for distribution to the Lenders and if so delivered, shall be deemed to have been delivered on the date (i) on which the Company delivers electronic copies thereof to the Administrative Agent or posts such documents, or provides a link thereto, on the Company’s website on the Internet at the website address listed on Schedule 9.2; or (ii) on which such documents are posted on the Company’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (x) the Company shall deliver paper copies of such documents to the Administrative Agent or any Lender that delivers a written request to the Company to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (y) the Company shall notify (which may be by facsimile or electronic mail) the Administrative Agent and each Lender of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. The Administrative Agent shall deliver any documents delivered to it by the Company pursuant to this Section 6.6 to the Lenders either electronically or by posting such documents on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent). Notwithstanding anything contained herein, in every instance the Company shall be required to provide copies of the Compliance Certificates required by Section 6.6(b) to the Administrative Agent in accordance with the procedures set forth in Section 9.2. Except for such Compliance Certificates, the Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by any Borrower with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.
Each Borrower hereby acknowledges that (a) the Administrative Agent and/or the Arrangers will make available Borrower Materials to the Lenders by posting the Borrower Materials on the Platform and (b) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to any Borrower or its securities) (each, a “Public Lender”). Each Borrower hereby agrees that it will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (w) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, means that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” each Borrower shall be deemed to have authorized the Administrative Agent, the Arrangers and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to any Borrower or its securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 9.7); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Investor;” and (z) the Administrative Agent and the Arrangers shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Investor.”

172104678

Section 6.7    Lender Inspection Rights. Upon reasonable notice from the Administrative Agent, the Company will permit the Administrative Agent (and such Persons as the Administrative Agent may designate, subject to Section 9.7) and any Lender, if accompanying the Administrative Agent, during normal business hours to visit and inspect any of the properties of the Company and its Subsidiaries (subject to any reasonable requirements and conditions the Company may impose in accordance with its existing procedures relating to safety and security) to examine all its respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss its respective affairs, finances and accounts with its officers, employees and independent public accountants (and by this provision the Company authorizes such accountants to discuss with the Administrative Agent (and such Persons as the Administrative Agent may designate) and any Lender the finances and affairs of the Company and its Subsidiaries) all at such reasonable times and as often as may be reasonably requested; provided that, unless an Event of Default shall have occurred and be continuing, only one (l) visit shall be permitted during any calendar year. Notwithstanding anything to the contrary in this Section 6.7, none of the Company or any of its Subsidiaries will be required to disclose, permit the inspection, examination or making copies or abstracts of, or discussion of, any document, information or other matter that (i) constitutes non-financial trade secrets or non-financial proprietary information, (ii) in respect of which disclosure to the Administrative Agent or any Lender (or their respective representatives) is prohibited by Law or any binding agreement not entered into in contemplation of avoiding such inspection and disclosure rights or (iii) is subject to attorney-client or similar privilege or constitutes attorney work product.
Section 6.8    Conduct of Business. The Company and each of its Material Subsidiaries will not engage in any material line of business substantially different from those conducted by the Company and its Subsidiaries on the Closing Date or any business reasonably related, incidental or complementary thereto.
Section 6.9    Limitation on Certain Restrictions on Subsidiaries. The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, create or otherwise permit to exist or become effective any Lien or restriction on the ability of any such Subsidiary to (a) pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits owned by the Company or any Subsidiary of the Company, or pay any Indebtedness owed to the Company or a Subsidiary of the Company, or (b) make loans or advances to the Company or any Subsidiaries of the Company, except for such Liens or restrictions existing under or by reason of (i) applicable Law, (ii) this Agreement, (iii) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of the Company or a Subsidiary of the Company, (iv) customary provisions restricting assignment of any licensing agreement entered into by the Company or a Subsidiary of the Company in the ordinary course of business; (v) customary provisions restricting distributions or transactions with affiliates pursuant to any Permitted Receivables Transaction or other Debt permitted by Section 6.13 (provided, that any such restrictions contained therein (A) relate only to the assets acquired in connection therewith or (B) are not materially more restrictive on the Company and its Subsidiaries than those set forth in this Agreement); (vi) customary restrictions with respect to a Subsidiary imposed pursuant to a transaction permitted by Section 6.10 or restrictions on the transfer of assets subject to Liens permitted by Section 6.12 (provided, that any such restriction contained therein relates only to the assets subject to such Lien); (vii) customary restrictions set forth in the constituent documents of any Subsidiary constituting a joint venture or other collective investment vehicle with any other Person; and (viii) voluntary restrictions relating to tax elections made by the Company or any Subsidiary the termination of which would result in the imposition of, or an increase in the effective rate of, any Tax payable by the Company or such Subsidiary.
Section 6.10    Mergers, Consolidations and Asset Sales.

172104678

(a)    The Company will not, and will not permit the UK Borrower to, be a party to any merger or consolidation, except for any such merger or consolidation (i) by the Company (provided the Company is the survivor), (ii) by the UK Borrower (provided the UK Borrower is the survivor) or (iii) by the Company or the UK Borrower; provided that, in each case of any such merger or consolidation of the Company or the UK Borrower with or into another Person (such that the Company or the UK Borrower is not the surviving corporation), the Person with or into which the Company or the UK Borrower is merged or consolidated shall (A) prior to or simultaneously with such merger or consolidation agree to be bound by the terms hereof and of the Credit Documents and assume the Company’s or the UK Borrower’s obligations hereunder and thereunder pursuant to an agreement or instrument satisfactory in form and substance to the Administrative Agent (and shall thereafter be the Company or the UK Borrower, as applicable, hereunder), (B) have promptly provided such documentation and other information requested by the Administrative Agent and each Lender in order to enable compliance with requirements of the PATRIOT Act, applicable “know your customer” and anti-money laundering rules and regulations, (C) (i) with respect to the Company, be a corporation organized under the laws of the United States or any State thereof and (ii) with respect to the UK Borrower, be a company organized under the laws of England and (D) have current public ratings from S&P, Moody’s and Fitch with respect to its non-credit-enhanced, senior unsecured long-term debt of BBB-, Baa3 and BBB-, respectively, or better (in each case with a stable or better outlook).
(b)    The Company will not permit any Subsidiary Guarantor to be a party to any merger or consolidation, except for any such merger or consolidation (i) by any Subsidiary Guarantor into or with any Subsidiary Guarantor, (ii) by any Subsidiary Guarantor into or with the Company (provided the Company is the survivor), (iii) by any Subsidiary Guarantor into or with the UK Borrower (provided the UK Borrower is the survivor) or (iv) that is otherwise permitted under Section 6.10(c).
(c)    The Company will not, and will not permit any Subsidiary to engage in any Asset Sale (which, for purposes of this Section 6.10, shall include (x) any merger or consolidation of any Subsidiary into any Person that is not the Company or one of its Subsidiaries and (y) any merger or consolidation of any Subsidiary Guarantor not otherwise permitted under Section 6.10(b)(i) through (iii)) into any Person that is not the Company or one of its Subsidiaries) of all or a “substantial part” of the consolidated assets (including assets consisting of stock) of the Company and its Subsidiaries. As used in this Section 6.10(c), an Asset Sale shall be deemed to be of a “substantial part” of the consolidated assets of the Company and its Subsidiaries if (i) the Book Value of such assets (excluding accounts receivable transferred as part of a Permitted Receivables Transaction), when added to the Book Value of all such other assets (including assets consisting of stock) sold, leased, transferred or disposed of by the Company and its Subsidiaries during any fiscal year (other than inventory in the ordinary course of business) exceeds 15% of Consolidated Total Assets as of the date of the most recently ended fiscal year or (ii) the Book Value of such assets (excluding accounts receivable transferred as part of a Permitted Receivables Transaction), when added to the Book Value of all such other assets (including assets consisting of stock) sold, leased, transferred or disposed of by the Company and its Subsidiaries during the term of this Agreement (other than inventory in the ordinary course of business) exceeds 50% of Consolidated Total Assets as of the date of the most recently ended fiscal year.
Section 6.11    [Reserved].
Section 6.12    Liens. The Company will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien of any kind on any Property or asset of any kind of the Company or any Subsidiary of the Company, except the following (collectively, the “Permitted Liens”):
(a)    (i) pledges or deposits arising in the ordinary course of business by operation or requirement of law in connection with worker’s compensation, unemployment insurance, old age benefits and other social security legislation, other than any Lien imposed by ERISA; and (ii) deposits, pledges or other Liens to secure the performance of bids, tenders, trade contracts and leases (other than Indebtedness for borrowed money), statutory obligations, surety and appeal bonds (other than bonds related to judgments or litigation), performance bonds and other obligations of a like nature incurred in the ordinary course of business;

172104678

(b)    mechanics’, worker’s, materialmen’s, landlords’, suppliers’, carriers’ or other similar Liens arising in the ordinary course of business (or deposits to obtain the release of such Liens);
(c)    Liens for taxes or assessments or other government charges or levies not yet due or which are not delinquent beyond any period of grace or remain payable without penalty or which are being contested in good faith by appropriate proceedings and reserves in conformity with GAAP have been provided therefor;
(d)    Liens securing judgments for the payment of money not constituting an Event of Default under Section 7.1(h);
(e)    easements, rights-of-way, restrictions and other similar encumbrances on real property incurred in the ordinary course of business that, in the aggregate, are not substantial in amount and that do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the Company or any of its Subsidiaries;
(f)    any interest or title of a lessor, licensor or licensee under any operating lease or license entered into by the Company or any Subsidiary in the ordinary course of its business and covering only the assets so leased or licensed;
(g)    Liens in favor of depository and collection banks and other regulated financial institutions consisting of statutory or contractual liens with respect to deposit accounts or securities accounts of the Company or any Subsidiary thereof maintained with such bank or financial institution to secure payment of customary maintenance fees or other administrative charges, charge-backs, overdrafts and other amounts in the ordinary course associated with such accounts so long as such Liens do not secure Indebtedness for borrowed money;
(h)    Liens upon any Property acquired by the Company or any of its Subsidiaries (A) to secure the payment of all or any part of the purchase price of such Property upon its acquisition, (B) to secure Debt issued, assumed or guaranteed by the Company or such Subsidiary before, at the time of, or within 90 days after the acquisition of such Property, which Debt financed all or any part of the purchase price of such Property, (C) to secure finance lease obligations or Synthetic Lease Obligations or (D) to secure commercial letters of credit issued to pay part or all of the purchase price of such Property; provided that in each case such Lien applies only to the Property that was so acquired or purchased, such Debt is incurred in connection with such acquisition or purchase and such Debt does not exceed the purchase price of such Property;
(i)    Liens on Property existing at the time such Property is acquired by the Company or any Subsidiary of the Company and not created in contemplation of such acquisition and Liens on property of a Person existing at the time such Person is merged into or consolidated with the Company or any Subsidiary of the Company or becomes a Subsidiary of the Company, provided that such Liens were not created in contemplation of such merger, consolidation or acquisition and do not extend to any assets other than those of the Person so merged into or consolidated with the Company or such Subsidiary or acquired by the Company or such Subsidiary;
(j)    Liens on Receivables and other property referred to in clause (b) of the definition of, and in connection with, a Permitted Receivables Transaction;
(k)    Liens on capital stock of the Company held by the Company as treasury stock;
(l)    Liens arising under master netting agreements and other Hedge Agreements to hedge exposure to currency and interest rate risks entered into in the ordinary course of business and not for speculative purposes;
(m)    customary Liens and setoff rights securing obligations in respect of cash pooling and cash management arrangements and commodities and securities accounts in the ordinary course of business;

172104678

(n)    Liens arising from precautionary filings in respect of credit and cash management programs between third parties and customers of the Company and its Subsidiaries under which the Company or such Subsidiary does not have any Indebtedness for borrowed money;
(o)    Liens encumbering property or assets under construction (and proceeds or products thereof) arising from progress or partial payments by a customer of the Company or its Subsidiaries relating to such property or assets and arising in the ordinary course of business;
(p)    Liens existing on property or assets of the Company or any Subsidiary as of the Closing Date that are described in Schedule 6.12(p);
(q)    any (i) encumbrance or restriction (including put and call arrangements) with respect to equity interests in any joint venture (excluding, for the avoidance of doubt, any Wholly-Owned Subsidiary) securing obligations of such joint venture or (ii) Liens on the equity interests in any joint venture (excluding, for the avoidance of doubt, any Wholly-Owned Subsidiary) securing Debt of such joint venture, provided that such Lien does not apply to any other property or asset of the Company or any Subsidiary; and
(r)    additional Liens securing Debt not otherwise permitted by the foregoing clauses (a) through (p), provided that, at the time of creation, assumption or incurrence thereof and immediately after giving effect thereto and to the application of the proceeds therefrom, the aggregate principal amount of (A) all Debt of the Subsidiaries (other than (x) Debt permitted by Section 6.13(a) through (g) and (y) unsecured Debt of a Subsidiary Guarantor) plus (without duplication) (B) all such Debt of the Company and the Subsidiaries secured by Liens permitted pursuant to this Section 6.12(r) (other than Debt secured by Liens permitted by Section 6.12(a) through (p)) does not exceed 10% of Consolidated Total Assets and provided, further, that notwithstanding the foregoing, the Company shall not, and shall not permit any of its Subsidiaries to, secure pursuant to this Section 6.12(r) any Debt outstanding under or pursuant to any Material Credit Facility or any Existing Note Purchase Agreement unless and until the Obligations shall concurrently be secured equally and ratably with such Debt pursuant to documentation reasonably acceptable to the Administrative Agent in substance and in form, including an intercreditor agreement and opinions of counsel to the Company and/or any such Subsidiary, as the case may be, from counsel that is reasonably acceptable to the Administrative Agent (except that in no event shall any Foreign Subsidiary be required to Guarantee, or provide collateral security for, any portion of the Obligations which would result in an adverse tax consequence to the Company).
Section 6.13    Debt. The Company will not, and will not permit any of its Subsidiaries to, contract, assume or suffer to exist any Debt, except:
(a)    Debt under this Agreement;
(b)    Debt under the Existing Note Purchase Agreements, and any refinancings, renewals or extensions thereof; provided that the amount of such Debt is not increased at the time of such refinancing, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing, renewal or extension and by an amount equal to any existing commitments unutilized thereunder;
(c)    Debt outstanding as of Closing Date and reflected on Schedule 6.13(c), and any refinancings, renewals or extensions thereof; provided that the amount of such Debt is not increased at the time of such refinancing, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing, renewal or extension and by an amount equal to any existing commitments unutilized thereunder;
(d)    Debt of a Subsidiary to the Company or to any other Subsidiary, Guarantees by the Company of the Debt of any Subsidiary otherwise permitted under this Agreement and Guarantees by any Subsidiary of the Debt of any other Subsidiary otherwise permitted under this Agreement;

172104678

(e)    Debt arising under customary cash management or treasury services, including overdraft features and facilities, cash pooling arrangements, the endorsement of instruments for deposit or collection or similar transactions in the ordinary course of business or in connection with commodities or securities accounts;
(f)    Debt of the Company or any Subsidiary as an account party in respect of letters of credit, bank guarantees and banker’s acceptances backing obligations that do not constitute Debt;
(g)    Debt incurred in the ordinary course of business with respect to performance bonds, surety bonds, completion bonds, guaranty bonds, appeal bonds or customs bonds, letters of credit, and other obligations of a similar nature required in the ordinary course of business or in connection with the enforcement of rights or claims of the Company or any of its Subsidiaries or in connection with judgments that do not result in an Event of Default, or comprised of indemnities, guarantees or similar undertakings with contractual counterparties or to secure obligations under workers’ compensation laws, unemployment insurance or similar social security legislation (other than in respect of employee benefit plans subject to ERISA), public or statutory obligations or payment of customs duties in connection with the importation of goods; and
(h)    additional Debt; provided that at the time of incurrence thereof and after giving effect thereto on a pro forma basis and to the application of the proceeds thereof:
(i)    (A) no Default or Event of Default shall exist and (B) no Default would, on a pro forma basis, exist under Section 6.16 if such Debt had been incurred on the last day of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 6.6(a)(i) or (a)(ii), as the case may be; and
(ii)    the aggregate principal amount of (A) all such Debt of the Subsidiaries (other than (x) Debt permitted by Section 6.13(a) through (g) and (y) unsecured Debt of a Subsidiary Guarantor) plus (without duplication) (B) all Debt of the Company and the Subsidiaries secured by Liens permitted by Section 6.12(r) (other than Debt secured by Liens permitted by Section 6.12(a) through (p)) does not exceed 10% of Consolidated Total Assets.
For all purposes of this Section 6.13, any Person that becomes a Subsidiary after the date of this Agreement shall be deemed to have incurred, at the time it becomes a Subsidiary, all Debt of such Person outstanding immediately after it becomes a Subsidiary.
Section 6.14    Advances, Acquisitions, Investments and Loans. The Company will not, and will not permit any of its Subsidiaries to, lend money or credit or make advances to any Person, or purchase or acquire any stock of any class of, or any partnership, joint venture or other equity interest in or obligations of, or make any capital contribution to, any Person, except:
(a)    investments in Cash Equivalents;
(b)    receivables owing to the Company or its Subsidiaries created or acquired in the ordinary course of business and payable on customary trade terms of the Company or such Subsidiary;
(c)    investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;
(d)    advances, loans and investments in existence on the Closing Date (all such advances, loans and investments by the Company or any of its Subsidiaries in existence on the Closing Date in excess of $50,000,000 individually are reflected on Schedule 6.14(d), other than any such advance, loan or investment that would be permitted by any clauses of this Section 6.14 other than this clause (d));
(e)    deposits made in the ordinary course of business consistent with past practices;

172104678

(f)    financing provided by the Company and its Subsidiaries to their customers in the ordinary course of business;
(g)    intercompany loans, contributions to capital and advances to any of its Subsidiaries; and any Subsidiaries of the Company may make intercompany loans, contributions to capital and advances to the Company;
(h)    loans and advances by the Company and its Subsidiaries to directors, officers and employees of the Company and its Subsidiaries for moving and travel expenses and other similar expenses, in each case incurred in the ordinary course of business, in an aggregate outstanding principal amount not to exceed $25,000,000 at any time;
(i)    purchases or acquisitions of stock or partnership interests, joint venture interests or other equity interests in, or obligations of, any Person, or any capital contribution to any Person, who after such purchase or other acquisition or capital contribution becomes a Subsidiary;
(j)    loans, advances and investments in connection with a Permitted Receivables Transaction; and
(k)    other purchases, advances, loans and investments with respect to Persons who are not (or as a result of such investment do not become) a Subsidiary not to exceed, in the aggregate, at any time outstanding, the greater of (i) $475,000,000 or (ii) twenty-five percent (25%) of Consolidated Net Worth, in each case as reported in the consolidated financial statements of the Company and its Subsidiaries without giving effect to non-cash mark-to-market changes in the value of any such purchase, advance, loan or investment; provided that for purposes of determining the initial amount of any investment made pursuant to this clause (k), such amount shall be calculated net of any cash dividends or return of capital received by the Company or Subsidiary making such investment at the time such investment is initially made (and if such cash dividends or return of capital exceed the amount of such initial investment, the amount of such initial investment shall be deemed to be zero).
Section 6.15    Dividends and Other Shareholder Distributions. The Company shall not (x) during the occurrence and continuation of any Default or Event of Default, (y) if any Default or Event of Default would result therefrom or (z) if after giving pro forma effect thereto (and any Debt incurred in connection therewith), in a manner reasonably acceptable to the Administrative Agent, the Company would not be in compliance with Section 6.16 as of the most recently ended period of four consecutive fiscal quarters for which financial statements are available:
(a)    declare or pay any dividends or make any distribution of any kind on its outstanding capital stock, or set aside any sum for any such purpose; or
(b)    purchase, redeem, retire or otherwise acquire, directly or indirectly, or make any sinking fund payments for, any shares of any class of stock of the Company or any Subsidiary of the Company now or hereafter outstanding or set apart any sum for any such purpose.
Section 6.16    Financial Covenants.

172104678

(a)    The Company will maintain as of the end of each fiscal quarter a Consolidated Leverage Ratio of not more than 3.50 to 1.00; provided that, notwithstanding the foregoing, if all Indebtedness in respect of each Existing Note Purchase Agreement has been fully and finally repaid, in connection with any Specified Acquisition, the Company may, at its election, in connection therewith and upon prior written notice to the Administrative Agent, request that the maximum Consolidated Leverage Ratio permitted by this Section 6.16(a) be increased to 4.00 to 1.00 for the fiscal quarter during which such Specified Acquisition is consummated and the three fiscal quarters ending immediately thereafter (each an “Elevated Ratio Period”), however, there shall be at least four consecutive fiscal quarters between Elevated Ratio Periods during which the Consolidated Leverage Ratio is not in excess of 3.50 to 1.00 as of the last day thereof and such increase shall apply solely with respect to compliance with this Section 6.16(a) and any determination of the Consolidated Leverage Ratio for purposes of any incurrence test related to such Specified Acquisition or any Indebtedness used to finance such Specified Acquisition and shall not apply to any other incurrence test set forth in this Agreement. As used herein, a “Specified Acquisition” means any acquisition of property that (i) constitutes assets comprising all or substantially all of an operating unit of a business or common stock (or other ownership interests) of a Person and (ii) involves consideration paid by the Company or its Subsidiaries in connection therewith which is funded with at least $100,000,000 of Consolidated Debt.
(b)    The Company will maintain as of the end of each fiscal quarter a Consolidated Interest Coverage Ratio of not less than 3.00 to 1.00.
(c)    The Company will not, and will not permit any of its Subsidiaries to, enter into any Material Credit Facility that contains, or amend, modify or supplement any Material Credit Facility or Existing Note Purchase Agreement such that it will contain, one or more financial covenants which are more restrictive than the financial covenants set forth in this Section 6.16 unless concurrently therewith this Agreement is amended in a manner consistent with any such more restrictive provision(s) (subject to the approval of the Administrative Agent and the Required Lenders as to form and substance of such amendment, such approval not to be unreasonably withheld or delayed).
Section 6.17    Transactions with Affiliates. Except as otherwise expressly permitted by the terms of this Agreement, the Company will not, and will not permit any of its Subsidiaries to, enter into or be a party to any material transaction or arrangement with any Affiliate of the Company or such Subsidiary (other than transactions among the Company and its Subsidiaries), except upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would obtain in a comparable arm’s-length transaction with a Person other than an Affiliate; provided that the foregoing restriction (a) shall not restrict dividends or distributions on account of shares of equity interests issued by Subsidiaries of the Company ratably to the holders thereof, and (b) shall not apply to transactions between or among the Company and its Subsidiaries and their Affiliates that are necessary or required under applicable Law or by any Governmental Authority.
Section 6.18    Compliance with Laws. Without limiting any of the other covenants of the Company in this Section 6, the Company will, and will cause its Subsidiaries to, conduct their business, and otherwise be, in compliance with all applicable Laws and orders of any governmental or judicial authorities; provided, however, that this Section 6.18 shall not require the Company or any of its Subsidiaries to comply with any such law, regulation, ordinance or order if (x) it shall be contesting such Law or order in good faith by appropriate proceedings and reserves in conformity with GAAP have been provided therefor, or (y) the failure to comply therewith could not, in the aggregate, have a Material Adverse Effect.
Section 6.19    Approvals and Authorizations. The UK Borrower will, and each Borrower will cause each of its Subsidiaries that is a Foreign Obligor to, maintain all authorizations, consents, approvals and licenses from, exemptions of, and filings and registrations with, each Governmental Authority of the jurisdiction in which the UK Borrower and other each Foreign Obligor is organized and existing, and all approvals and consents of each other Person in such jurisdiction, in each case that are required in connection with the Credit Documents.

172104678

Section 6.20    Compliance with Anti-Corruption Laws; Anti-Money Laundering Laws and Sanctions. No Borrower will request any Borrowing, and no Borrower shall use, and shall ensure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Borrowing, directly or, to the knowledge of the directors and officers of any Borrower, indirectly, (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws in any material respect, (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Person who at the time such proceeds are used or at the time of such financing is a Sanctioned Person, or in any Sanctioned Country in violation of Sanctions, or (C) in any manner that would result in the violation of any Anti-Money Laundering Laws or Sanctions applicable to any party hereto.
Section 6.21    Additional Subsidiary Guarantors.
(a)    If at any time any Subsidiary becomes a guarantor or an obligor, whether as a borrower or an additional borrower or co-borrower or otherwise, for or in respect of any Debt under any Material Credit Facility or any Existing Note Purchase Agreement (other than, in the case of the UK Borrower, the Credit Facilities provided under this Agreement or the Existing Note Purchase Agreement dated July 19, 2017 and, in each case, any refinancing or replacement thereof), then the Company will promptly notify the Administrative Agent thereof and, concurrently therewith, cause such Subsidiary to become a Subsidiary Guarantor by way of execution of a Subsidiary Guaranty (or a joinder to an existing Subsidiary Guaranty) and, concurrently with becoming a Subsidiary Guarantor, deliver to the Administrative Agent all documents, certificates and opinions as may be reasonably requested by the Administrative Agent (including, without limitation, resolutions, Organization Documents, incumbency certificates, legal opinions and documentation and other information requested by the Administrative Agent and each Lender in order to comply with requirements of the PATRIOT Act, applicable “know your customer” and anti-money laundering rules and regulations).
(b)    At the election of the Company and by written notice to the Administrative Agent, any Subsidiary Guarantor may be discharged from all of its obligations and liabilities under its Subsidiary Guaranty and shall be automatically released from its obligations thereunder without the need for the execution or delivery of any other document by the Administrative Agent or any Lender, provided that if such Subsidiary Guarantor is a guarantor or obligor in respect of any Material Credit Facility or any Existing Note Purchase Agreement, then (i) such Subsidiary Guarantor has been released and discharged (or will be released and discharged concurrently with the release of such Subsidiary Guarantor under its Subsidiary Guaranty) under each such Material Credit Facility and each such Existing Note Purchase Agreement, as the case may be, (ii) at the time of, and after giving effect to, such release and discharge, no Default or Event of Default shall be existing, (iii) no amount is then due and payable under such Subsidiary Guaranty, (iv) if in connection with such Subsidiary Guarantor being released and discharged under any Material Credit Facility or any Existing Note Purchase Agreement, any fee or other form of consideration is given to any holder of Debt under such Material Credit Facility or such Existing Note Purchase Agreement for such release, the Lenders shall receive equivalent consideration on a ratable basis substantially concurrently therewith and (v) the Administrative Agent shall have received a certificate of a Responsible Officer of the Company certifying as to the matters set forth in the foregoing clauses (i) through (iv). In the event of any such release, for purposes of Section 6.13, all Debt of such Subsidiary shall be deemed to have been incurred concurrently with such release.
(c)    The parties hereto acknowledge and agree that (i) the Company may at its option cause any of its Subsidiaries to become a Subsidiary Guarantor by complying with the requirements of this Section 6.21 with respect to such Subsidiary, (ii) notwithstanding anything in this Section 6.21 to the contrary, in no event shall any Foreign Subsidiary be required to Guarantee any portion of the Obligations which would result in an adverse tax consequence to the Company or any Foreign Subsidiary Holding Company and (iii) in addition to the foregoing releases contemplated by Section 6.21(b), the Administrative Agent shall release any Subsidiary Guarantor from its obligations under any Credit Documents if such Person ceases to be a Subsidiary as a result of a transaction permitted under the Credit Documents.

172104678

Section 6.22    Ownership of UK Borrower. The UK Borrower shall at all times remain a Wholly-Owned Subsidiary of the Company.
SECTION 7 - EVENTS OF DEFAULT AND REMEDIES.
Section 7.1    Events of Default. Any one or more of the following shall constitute an Event of Default:
(a)    default (x) in the payment when due, in the Currency required hereunder, of the principal amount of any Loan or (y) for a period of three (3) Business Days in the payment when due, in the Currency required hereunder, of any other Obligation constituting a payment obligation not mentioned in clause (x);
(b)    default by any Borrower in the observance or performance of any covenant set forth in Section 6.10, 6.12, 6.13, 6.14, 6.15, 6.16, 6.17 or 6.20;
(c)    default by any Credit Party in the observance or performance of any provision of any Credit Document (other than those mentioned in (a) or (b) above), which is not remedied within thirty (30) days after notice thereof to the Company by the Administrative Agent;
(d)    any representation or warranty made herein or in any other Credit Document by any Credit Party, or in any statement or certificate furnished pursuant hereto or thereto, proves untrue in any material respect as of the date of the issuance or making, or deemed making or issuance, thereof;
(e)    (x) default by the Company or any Subsidiary occurs in the payment when due of Indebtedness in an aggregate principal amount in excess of the Threshold Amount, (y) default by the Company or any Subsidiary occurs in the payment of monetary obligations when due with respect to a Hedge Agreement the Hedge Termination Value of which, as of such date, is in excess of the Threshold Amount or (z) a default by the Company or any Subsidiary in the observance or performance of any other agreement or condition relating to any Indebtedness (other than the Indebtedness under the Credit Documents) in an aggregate principal amount, or with respect to any Hedge Agreement, the Hedge Termination Value is, as of such date, in excess of the Threshold Amount, or any other circumstance occurs, and such default or other circumstance continues for a period of time sufficient to permit the holder or beneficiary of such Indebtedness, or a trustee therefor, or counterparty on such Hedge Agreement, to cause the acceleration of the maturity of any such Indebtedness or obligations under such Hedge Agreement or any mandatory unscheduled prepayment, purchase, or other early funding of the full amount thereof;
(f)    the Company or any Material Subsidiary (i) does not pay, or admits its inability to pay, its debts generally as they become due, (ii) makes an assignment for the benefit of creditors, (iii) applies for, seeks, consents to, or acquiesces in, the appointment of a receiver, custodian, trustee, examiner, liquidator, administrative receiver, administrator or similar official for it or any substantial part of its Property, (iv) institutes any proceeding seeking to have entered against it an order for relief under any Debtor Relief Law or fails to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (v) takes any corporate action in furtherance of any matter described in clauses (i) through (iv) above, or (vi) fails to contest in good faith any appointment or proceeding described in Section 7.1(g);
(g)    a custodian, receiver, trustee, examiner, liquidator, administrative receiver, administrator or similar official is appointed for the Company or any Material Subsidiary or any substantial part of any of their respective Property, or a proceeding described in Section 7.1(f)(iv) is instituted against the Company or any such Subsidiary of the Company, and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of sixty (60) days;

172104678

(h)    the Company or any Subsidiary of the Company fails within thirty (30) days to pay, bond or otherwise discharge any judgment or order for the payment of money in excess of, in the aggregate, the Threshold Amount, which is not stayed on appeal or otherwise being appropriately contested in good faith in a manner that stays execution;
(i)    (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Company under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount which could reasonably be expected to have a Material Adverse Effect, or (ii) the Company or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount which could reasonably be expected to have a Material Adverse Effect, or (iii) the Pensions Regulator issues a Financial Support Direction or a Contribution Notice to any Borrower or a Subsidiary of a Borrower unless the aggregate liability under all such Financial Support Directions and Contributions Notices is less than the Threshold Amount;
(j)    (i) any Borrower, any Subsidiary Guarantor or any Person acting on behalf of any Borrower or any Subsidiary Guarantor, or any Governmental Authority, challenges the validity of any Credit Document or any Borrower’s or any Subsidiary Guarantor’s obligations thereunder or (ii) any Credit Document ceases to be in full force and effect or ceases to give the Administrative Agent and Lenders the material rights and powers purported to be granted in their favor thereby; or
(k)    a Change of Control Event occurs.
Section 7.2    Remedies upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions:
(a)    declare the commitment of each Lender to make Loans to be terminated, whereupon such commitments and obligation shall be terminated;
(b)    declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Credit Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrowers; and
(c)    exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Credit Documents;
provided, however, that upon the occurrence of an actual or deemed entry of an order for relief with respect to any Borrower under the Bankruptcy Code of the United States, the obligation of each Lender to make Loans shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, in each case without further act of the Administrative Agent or any Lender.
Section 7.3    Application of Funds. After the exercise of remedies provided for in Section 7.2 (or after the Loans have automatically become immediately due and payable as set forth in the proviso to Section 7.2), any amounts received on account of the Obligations shall, subject to the provisions of Sections 2.12 and 2.15, be applied by the Administrative Agent in the following order:
First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including Attorney Costs with respect to counsel to the Administrative Agent and amounts payable under Section 3) payable to the Administrative Agent in its capacity as such;

172104678

Second, to payment of that portion of the Obligations constituting fees (other than Revolving Credit Facility Fees), indemnities and other amounts (other than principal and interest) payable to the Lenders (including Attorney Costs and amounts payable under Section 3), ratably among them in proportion to the respective amounts described in this clause Second payable to them;
Third, to payment of that portion of the Obligations constituting accrued and unpaid Revolving Credit Facility Fees and interest on the Loans and other Obligations, ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them;
Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans, ratably among the Lenders in proportion to the respective amounts described in this clause Fourth held by them; and
Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Company or as otherwise required by applicable Law.
Section 7.4    CAM Exchange.
(a)    On the CAM Exchange Date, (i) the Commitments shall automatically, and without further act, be terminated as provided in Section 7.2, (ii) the Lenders shall automatically and without further act be deemed to have exchanged interests in the Designated Obligations such that, in lieu of the interests of each Lender in the particular Designated Obligations that it shall own as of such date and prior to the CAM Exchange, such Lender shall own an interest equal to such Lender’s CAM Percentage in all the Designated Obligations and (iii) simultaneously with the deemed exchange of interests pursuant to clause (ii) above, the interests in the Designated Obligations to be received in such deemed exchange shall, automatically and with no further action required, be converted into the Dollar Equivalent, determined using the Spot Rate calculated as of such date, of such amount and on and after such date all amounts accruing and owed to the Lenders in respect of such Designated Obligations shall accrue and be payable in Dollars at the rate otherwise applicable hereunder.  Each Lender, each Person acquiring a participation from any Lender as contemplated by Section 9.6, and each Credit Party hereby consents and agrees to the CAM Exchange.  Each of the Credit Parties and the Lenders agrees from time to time to execute and deliver to the Administrative Agent all such promissory notes and other instruments and documents as the Administrative Agent shall reasonably request to evidence and confirm the respective interests and obligations of the Lenders after giving effect to the CAM Exchange, and each Lender agrees to surrender any promissory notes originally received by it hereunder to the Administrative Agent against delivery of any promissory notes so executed and delivered; provided that the failure of any Credit Party to execute or deliver or of any Lender to accept any such promissory note, instrument or document shall not affect the validity or effectiveness of the CAM Exchange.
(b)    As a result of the CAM Exchange, on and after the CAM Exchange Date, (i) each payment received by the Administrative Agent pursuant to any Credit Document in respect of the Designated Obligations shall be distributed to the Lenders pro rata in accordance with their respective CAM Percentages (to be redetermined as of each such date of payment) and (ii) Section 3.1(a) and Section 3.1(c) shall not apply with respect to any Taxes required to be withheld or deducted by a Borrower from or in respect of payments hereunder to any Lender or Administrative Agent that exceed the Taxes such Borrower would have been required to withhold or deduct from or in respect of payments to such Lender or Administrative Agent had such CAM Exchange not occurred.

172104678

SECTION 8 - ADMINISTRATIVE AGENT.
Section 8.1    Appointment and Authorization of Administrative Agent. Each of the Lenders hereby irrevocably appoints Wells Fargo to act on its behalf as the Administrative Agent hereunder and under the other Credit Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Section 8 are solely for the benefit of the Administrative Agent and the Lenders (except as expressly set forth in this Section 8 as to consultation and consent rights of the Company with respect to a successor Administrative Agent), and neither any Borrower nor any other Credit Party shall have rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Credit Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.
Section 8.2    Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of banking, trust, financial advisory, underwriting, capital markets or other business with the Company or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders or to provide notice to or consent of the Lenders with respect thereto.
Section 8.3    Exculpatory Provisions.
(a)    The Administrative Agent, the Arrangers and their respective Related Parties shall not have any duties or obligations except those expressly set forth herein and in the other Credit Documents, and its duties hereunder and thereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent, the Arrangers and their respective Related Parties:
(i)    shall not be subject to any agency, trust, fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing;
(ii)    shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Credit Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Credit Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Credit Document or applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law;

172104678

(iii)    shall not have any duty to disclose, and shall not be liable for the failure to disclose to any Lender or any other Person, any credit or other information relating to or concerning the business, prospects, operations, properties, assets, financial or other condition or creditworthiness of the Company or any of its Subsidiaries or Affiliates that is communicated to, obtained by or otherwise in the possession of the Person serving as the Administrative Agent, the Arrangers or their respective Related Parties in any capacity, except for notices, reports and other documents that are required to be furnished by the Administrative Agent to the Lenders pursuant to the express provisions of this Agreement; and
(iv)    shall not be required to account to any Lender for any sum or profit received by the Administrative Agent for its own account.
(b)    The Administrative Agent, the Arrangers and their respective Related Parties shall not be liable for any action taken or not taken by it under or in connection with this Agreement or any other Credit Document or the transactions contemplated hereby or thereby (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Section 9.1 and Section 7.2) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default or Event of Default unless and until notice describing such Default or Event of Default and indicating that such notice is a “Notice of Default” is given to the Administrative Agent by the Company or a Lender.
(c)    The Administrative Agent, the Arrangers and their respective Related Parties shall not be responsible for or have any duty or obligations to any Lender or Participant or any other Person to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Credit Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Credit Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Section 4 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.
Section 8.4    Reliance by the Administrative Agent. The Administrative Agent shall be entitled to rely upon, shall be fully protected in relying and shall not incur any liability for relying upon, any notice, request, certificate, consent, communication, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person, including any certification pursuant to Section 8.9. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall be fully protected in relying and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan. The Administrative Agent may consult with legal counsel (who may be counsel for the Company), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. Each Lender that has signed this Agreement or a signature page to an Assignment and Assumption or any other Credit Document pursuant to which it is to become a Lender hereunder shall be deemed to have consented to, approved and accepted and shall deemed satisfied with each document or other matter required thereunder to be consented to, approved or accepted by such Lender or that is to be acceptable or satisfactory to such Lender.

172104678

Section 8.5    Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Credit Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Section 8 shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.
Section 8.6    Resignation of Administrative Agent.
(a)    The Administrative Agent may at any time give notice of its resignation to the Lenders and the Company. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Company and subject to the consent (not to be unreasonably withheld or delayed) of the Company (provided no Event of Default has occurred and is continuing at the time of such resignation), to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to), on behalf of the Lenders, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that in no event shall any such successor Administrative Agent be a Defaulting Lender. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date.
(b)    If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders or the Company may, to the extent permitted by applicable Law, by notice in writing to the other parties hereto and such Person, remove such Person as Administrative Agent and the Required Lenders, in consultation with the Company and subject to the consent (not to be unreasonably withheld or delayed) of the Company (provided no Event of Default has occurred and is continuing at the time of such removal), appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then the Company may (but shall not be obligated to) appoint a successor Administrative Agent, which shall be a Lender with an office in the United States, or an Affiliate of any such Lender with an office in the United States; provided that in no event shall any such successor Administrative Agent be a Defaulting Lender. Whether or not a successor has been appointed, such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date.

172104678

(c)    With effect from the Resignation Effective Date or the Removal Effective Date (as applicable), (i) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Credit Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders under any of the Credit Documents, the retiring or removed Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (ii) except for any indemnity payments or other amounts then owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring or removed Administrative Agent (other than any rights to indemnity payments or other owed to the retiring or removed Administrative Agent as of the Resignation Effective Date or the Removal Effective Date, as applicable), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Credit Documents. The fees payable by the Company to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Company and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Credit Documents, the provisions of this Section 8 and Section 9.4 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as Administrative Agent or relating to its duties as Administrative Agent that are carried out following its retirement or removal, including, without limitation, any actions taken with respect to acting as collateral agent or otherwise holding any collateral on behalf of any of the Guaranteed Parties or in respect of any actions taken in connection with the transfer of agency to a replacement or successor Administrative Agent.
(d)    Any resignation by, or removal of, Wells Fargo as Administrative Agent pursuant to this Section 8.6 shall also constitute its resignation as Swingline Lender. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Swingline Lender and (ii) the retiring Swingline Lender shall be discharged from all of its duties and obligations hereunder or under the other Credit Documents.

172104678

Section 8.7    Non-Reliance on Administrative Agent and Other Lenders. Each Lender expressly acknowledges that none of the Administrative Agent, any Arranger or any of their respective Related Parties has made any representations or warranties to it and that no act taken or failure to act by the Administrative Agent, any Arranger or any of their respective Related Parties, including any consent to, and acceptance of any assignment or review of the affairs of the Company and its Subsidiaries or Affiliates shall be deemed to constitute a representation or warranty of the Administrative Agent, any Arranger or any of their respective Related Parties to any Lender or any other Guaranteed Party as to any matter, including whether the Administrative Agent, any Arranger or any of their respective Related Parties have disclosed material information in their (or their respective Related Parties’) possession. Each Lender expressly acknowledges, represents and warrants to the Administrative Agent and each Arranger that (a) the Credit Documents set forth the terms of a commercial lending facility, (b) it is engaged in making, acquiring, purchasing or holding commercial loans in the ordinary course and is entering into this Agreement and the other Credit Documents to which it is a party as a Lender for the purpose of making, acquiring, purchasing and/or holding the commercial loans set forth herein as may be applicable to it, and not for the purpose of making, acquiring, purchasing or holding any other type of financial instrument, (c) it is sophisticated with respect to decisions to make, acquire, purchase or hold the commercial loans applicable to it and either it or the Person exercising discretion in making its decisions to make, acquire, purchase or hold such commercial loans is experienced in making, acquiring, purchasing or holding commercial loans, (d) it has, independently and without reliance upon the Administrative Agent, any Arranger, any other Lender or any of their respective Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and appraisal of, and investigations into, the business, prospects, operations, property, assets, liabilities, financial and other condition and creditworthiness of the Company and its Subsidiaries, all applicable bank or other regulatory applicable Laws relating to the transactions contemplated by this Agreement and the other Credit Documents and (e) it has made its own independent decision to enter into this Agreement and the other Credit Documents to which it is a party and to extend credit hereunder and thereunder. Each Lender also acknowledges that (i) it will, independently and without reliance upon the Administrative Agent, any Arranger or any other Lender or any of their respective Related Parties (A) continue to make its own credit analysis, appraisals and decisions in taking or not taking action under or based upon this Agreement, any other Credit Document or any related agreement or any document furnished hereunder or thereunder based on such documents and information as it shall from time to time deem appropriate and its own independent investigations and (B) continue to make such investigations and inquiries as it deems necessary to inform itself as to the Company and its Subsidiaries and (ii) it will not assert any claim in contravention of this Section 8.7.
Section 8.8    No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the syndication agents, documentation agents, co-agents, arrangers or bookrunners listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Credit Documents, except in its capacity, as applicable, as the Administrative Agent or a Lender hereunder, but each such Person shall have the benefit of the indemnities and exculpatory provisions hereof.
Section 8.9    Administrative Agent May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Borrower or any Subsidiary Guarantor, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on any Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:
(a)    to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 2.7 and 9.4) allowed in such judicial proceeding; and

172104678

(b)    to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.7 and 9.4.
Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.
Section 8.10    Guaranty Matters.
(a)    Each of the Lenders irrevocably authorizes the Administrative Agent, at its option and in its discretion to (i) accept any Subsidiary Guaranty or joinder thereto executed by a Subsidiary of the Company, and to determine such documentation as shall be required in connection therewith in accordance with Section 6.21(a), (ii) release any Subsidiary Guarantor from its obligations under any Credit Documents if either (1) such Person ceases to be a Subsidiary as a result of a transaction permitted under the Credit Documents or (2) such Person is permitted to be released pursuant to Section 6.21(b) and (iii) enter into any amendments, supplements or termination or release confirmations to effect the provisions of Section 6.21.
(b)    Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release any Subsidiary Guarantor from its obligations under any Subsidiary Guaranty pursuant to this Section 8.10. In each case as specified in this Section 8.10, the Administrative Agent will, at the Company’s expense, execute and deliver to the applicable Subsidiary Guarantor such documents as such Subsidiary Guarantor may reasonably request to release such Subsidiary Guarantor from its obligations under any Subsidiary Guaranty, in each case in accordance with the terms of the Credit Documents and this Section 8.10.
Section 8.11    ERISA Matters.
(a)    Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Company or any other Credit Party, that at least one of the following is and will be true:
(i)    such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans or the Commitments or this Agreement;
(ii)    the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement;

172104678

(iii)    (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement; or
(iv)    such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.
(b)    In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Company or any other Credit Party, that none of the Administrative Agent, any Arranger and their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Credit Document or any documents related hereto or thereto).
Section 8.12    Erroneous Payments.
(a)     Each Lender and any other party hereto hereby severally agrees that if (i) the Administrative Agent notifies (which such notice shall be conclusive absent manifest error) such Lender or any other Person that has received funds from the Administrative Agent or any of its Affiliates, either for its own account or on behalf of a Lender (each such recipient, a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion that any funds received by such Payment Recipient were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Payment Recipient) or (ii) any Payment Recipient receives any payment from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, or (z) that such Payment Recipient otherwise becomes aware was transmitted or received in error or by mistake (in whole or in part) then, in each case, an error in payment shall be presumed to have been made (any such amounts specified in clauses (i) or (ii) of this Section 8.12(a), whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise; individually and collectively, an “Erroneous Payment”), then, in each case, such Payment Recipient is deemed to have knowledge of such error at the time of its receipt of such Erroneous Payment; provided that nothing in this Section shall require the Administrative Agent to provide any of the notices specified in clauses (i) or (ii) above. Each Payment Recipient agrees that it shall not assert any right or claim to any Erroneous Payment, and hereby waives any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payments, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine.
(b)    Without limiting the immediately preceding clause (a), each Payment Recipient agrees that, in the case of clause (a)(ii) above, it shall promptly notify the Administrative Agent in writing of such occurrence.

172104678

(c)    In the case of either clause (a)(i) or (a)(ii) above, such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and upon demand from the Administrative Agent such Payment Recipient shall (or, shall cause any Person who received any portion of an Erroneous Payment on its behalf to), promptly, but in all events no later than one Business Day thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made in Same Day Funds and in the currency so received, together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent at the Overnight Rate.
(d)    In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with immediately preceding clause (c), from any Lender that is a Payment Recipient or an Affiliate of a Payment Recipient (such unrecovered amount as to such Lender, an “Erroneous Payment Return Deficiency”), then at the sole discretion of the Administrative Agent and upon the Administrative Agent’s written notice to such Lender (i) such Lender shall be deemed to have made a cashless assignment of the full face amount of the portion of its Loans (but not its Commitments) with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) to the Administrative Agent or, at the option of the Administrative Agent, the Administrative Agent’s applicable lending affiliate in an amount that is equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) plus any accrued and unpaid interest on such assigned amount, without further consent or approval of any party hereto and without any payment by the Administrative Agent or its applicable lending affiliate as the assignee of such Erroneous Payment Deficiency Assignment. Without limitation of its rights hereunder, the Administrative Agent may cancel any Erroneous Payment Deficiency Assignment at any time by written notice to the applicable assigning Lender and upon such revocation all of the Loans assigned pursuant to such Erroneous Payment Deficiency Assignment shall be reassigned to such Lender without any requirement for payment or other consideration. The parties hereto acknowledge and agree that (1) any assignment contemplated in this clause (d) shall be made without any requirement for any payment or other consideration paid by the applicable assignee or received by the assignor, (2) the provisions of this clause (d) shall govern in the event of any conflict with the terms and conditions of Section 9.6 and (3) the Administrative Agent may reflect such assignments in the Register without further consent or action by any other Person.
(e)    Each party hereto hereby agrees that (x) in the event an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent (1) shall be subrogated to all the rights of such Payment Recipient with respect to such amount and (2) is authorized to set off, net and apply any and all amounts at any time owing to such Payment Recipient under any Credit Document, or otherwise payable or distributable by the Administrative Agent to such Payment Recipient from any source, against any amount due to the Administrative Agent under this Section 8.12 or under the indemnification provisions of this Agreement, (y) the receipt of an Erroneous Payment by a Payment Recipient shall not for the purpose of this Agreement be treated as a payment, prepayment, repayment, discharge or other satisfaction of any Obligations owed by any Borrower or any other Credit Party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from any Borrower or any other Credit Party for the purpose of making for a payment on the Obligations and (z) to the extent that an Erroneous Payment was in any way or at any time credited as payment or satisfaction of any of the Obligations, the Obligations or any part thereof that were so credited, and all rights of the Payment Recipient, as the case may be, shall be reinstated and continue in full force and effect as if such payment or satisfaction had never been received.
(f)    Each party’s obligations under this Section 8.12 shall survive the resignation or replacement of the Administrative Agent or any transfer of right or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Credit Document.

172104678

(g)    Nothing in this Section 8.12 will constitute a waiver or release of any claim of any party hereunder arising from any Payment Recipient’s receipt of an Erroneous Payment.
SECTION 9 - MISCELLANEOUS.
Section 9.1    Amendments, Etc. Except as set forth below or as specifically provided in any Credit Document (including Section 3.3(c)), no amendment or waiver of any provision of this Agreement or any other Credit Document, and no consent to any departure by any Borrower or any Subsidiary Guarantor therefrom, shall be effective unless in writing signed by the Required Lenders (or the Administrative Agent acting with the authorization of the Required Lenders) and the applicable Borrower or the applicable Subsidiary Guarantors and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall:
(a)    waive any condition set forth in Section 4.1(a) without the written consent of each Lender;
(b)    without limiting the generality of clause (a) above, waive any condition set forth in Section 4.2 as to any Borrowing under a particular Facility without the written consent of the Required Facility Lenders under such Facility;
(c)    extend or increase any Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 7.2) without the written consent of such Lender;
(d)    postpone any date fixed by this Agreement or any other Credit Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Credit Document without the written consent of each Lender directly affected thereby;
(e)    reduce the principal of, or the rate of interest specified herein on, any Loan or (subject to clauses (ii) and (iii) of the second proviso to this Section 9.1) any fees or other amounts payable hereunder or under any other Credit Document without the written consent of each Lender directly affected thereby; provided, however, that only the consent of the Required Lenders shall be necessary (x) to amend the definition of “Default Rate” or to waive, suspend or terminate any obligation of any Borrower to pay interest at the Default Rate or (y) to amend any financial covenant hereunder (or any defined term used therein) even if the effect of such amendment would be to reduce the rate of interest on any Loan or to reduce any fee payable hereunder;
(f)    change Section 2.11 or Section 7.3 in a manner that would alter the pro rata sharing of payments or order of application required thereby without the written consent of each Lender directly and adversely affected thereby;
(g)    change Section 2.3 in a manner that would alter the order of application of any prepayments of Term Loans without the written consent of each Term Loan Lender;
(h)    change (i) any provision of this Section or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder (other than as provided in subclause (ii) of this clause (h), without the written consent of each Lender or (ii) the definition of “Required Facility Lenders” as it relates to a Facility (or the constituent definition therein relating to such Facility) without the written consent of each Lender under such Facility;
(i)    amend Section 1.8 or the definition of “Alternative Currency”, in either case, as it relates to the Revolving Credit Facility, without the written consent of each Revolving Credit Lender;

172104678

(j)    release (i) all of the Subsidiary Guarantors or (ii) Subsidiary Guarantors comprising substantially all of the credit support for the Obligations, in any case, from a Subsidiary Guaranty (other than as authorized in Section 8.10), without the written consent of each Lender;
(k)    release the Company from the Company Guaranty, without the written consent of each Lender under a Facility benefiting from such Company Guaranty; or
(l)    impose any greater restriction on the ability of any Lender under a Facility to assign any of its rights or obligations hereunder without the written consent of the Required Facility Lenders under such Facility;
provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Credit Document or modify Section 9.2(d), Section 9.16 or Section 8 hereof, (ii) the Fee Letters may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto, (iii) any letter agreement between the Swingline Lender and the Company setting forth the Swingline Rate may be amended, or rights or privileges thereunder waived, in a writing executed only by the Company and the Swingline Lender, (iv) no amendment, waiver or consent shall, unless in writing and signed by the Swingline Lender in addition to the Lenders required above, affect the rights or duties of the Swingline Lender under this Agreement, (v) the Administrative Agent and the Borrowers shall be permitted to amend any provision of the Credit Documents (and such amendment shall become effective without any further action or consent of any other party to any Credit Document) if the Administrative Agent and the Borrowers shall have jointly identified an obvious error or any error, ambiguity, defect or inconsistency or omission of a technical or immaterial nature in any such provision and (vi) the Administrative Agent (and, if applicable, the Company) may, without the consent of any Lender, enter into amendments or modifications to this Agreement or any of the other Credit Documents or to enter into additional Credit Documents in order to implement any Benchmark Replacement or any ~~Benchmark Replacement~~ Conforming Changes or otherwise effectuate the terms of Section 3.3(c) in accordance with the terms of Section 3.3(c). Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that (A) the Commitment of such Lender may not be increased or extended without the consent of such Lender, and (B) any amendment, waiver, or consent hereunder which requires the consent of all Lenders or each affected Lender that by its terms disproportionately and adversely affects any such Defaulting Lender relative to other affected Lenders shall require the consent of such Defaulting Lender.
Notwithstanding anything in this Agreement to the contrary, each Lender hereby irrevocably authorizes the Administrative Agent on its behalf, and without further consent of any Lender (but with the consent of the Borrowers and the Administrative Agent), to (x) amend and restate this Agreement and the other Credit Documents if, upon giving effect to such amendment and restatement, such Lender shall no longer be a party to this Agreement (as so amended and restated), the Commitments of such Lender shall have terminated, such Lender shall have no other commitment or other obligation hereunder and shall have been paid in full all principal, interest and other amounts owing to it or accrued for its account under this Agreement and the other Credit Documents and (y) enter into amendments or modifications to this Agreement (including amendments to this Section 9.1) or any of the other Credit Documents or to enter into additional Credit Documents as the Administrative Agent reasonably deems appropriate in order to effectuate the terms of Section 2.14 (including as applicable, (1) to permit the Incremental Increases to share ratably in the benefits of this Agreement and the other Credit Documents, (2) to include an Incremental Increase, as applicable, in any determination of (i) Required Lenders, Required Revolving Credit Lenders or Required Term Loan Lenders, as applicable, or (ii) similar required lender terms applicable thereto); provided that no amendment or modification shall result in any increase in the amount of any Lender’s Commitment or any increase in any Lender’s Commitment Percentage, in each case, without the written consent of such affected Lender.

172104678

Section 9.2    Notices and Other Communications; Facsimile Copies.
(a)    General. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including by facsimile transmission). All such written notices shall be mailed certified or registered mail, faxed or delivered by hand or by overnight courier service to the applicable address, facsimile number or (subject to subsection (c) below) electronic mail address, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:
(i)    if to any Borrower, the Administrative Agent or the Swingline Lender, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 9.2 or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the other parties; and
(ii)    if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the Company and the Administrative Agent.
Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b).
(b)    Electronic Communications. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender pursuant to Section 2 if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Section by electronic communication. The Administrative Agent, the Swingline Lender or the Company may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii), if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice, email or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient.
(c)    Change of Address, Etc. Each of the Borrowers, the Administrative Agent or the Swingline Lender may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto. Any Lender may change its address or facsimile number for notices and other communications hereunder by notice to the Company, the Administrative Agent and the Swingline Lender.

172104678

(d)    The Platform. SYNDTRAK OR ANOTHER SIMILAR ELECTRONIC SYSTEM (THE “PLATFORM”) IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE MATERIALS AND/OR INFORMATION PROVIDED BY OR ON BEHALF OF ANY BORROWER HEREUNDER (COLLECTIVELY, “BORROWER MATERIALS”) OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to any Borrower, any Lender, or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of any Borrower’s or the Administrative Agent’s transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses result from the gross negligence or willful misconduct of such Agent Party as determined by a court of competent jurisdiction by final and non-appealable judgment; provided, however, that in no event shall any Agent Party have any liability to any Borrower, any Lender or any other Person for indirect, special, incidental, consequential or punitive damages, losses or expenses (as opposed to direct or actual damages, losses or expenses).
(e)    Private Side Designation. Each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States Federal and state securities applicable Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to any Borrower or its securities for purposes of United States Federal or state securities applicable Laws.
(f)    Reliance by Administrative Agent and Lenders. The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic Borrowing Notices) purportedly given by or on behalf of any Borrower even if
(i)    such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or
(ii)    the terms thereof, as understood by the recipient, varied from any confirmation thereof.
Each Borrower shall indemnify the Administrative Agent, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of any Borrower, except to the extent any such losses, costs, expenses or liabilities resulted from the gross negligence, bad faith or willful misconduct of such Person, or such Person’s material breach of its obligations hereunder or under any other Credit Document, as determined by a court of competent jurisdiction by a final and nonappealable judgment. All telephonic notices to and other communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.
Section 9.3    No Waiver; Cumulative Remedies; Enforcement.

172104678

(a)    No failure by any Lender or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Credit Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Credit Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.
(b)    Notwithstanding anything to the contrary contained herein or in any other Credit Document, the authority to enforce rights and remedies hereunder and under the other Credit Documents against the Credit Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 7.2 for the benefit of all the Lenders; provided, however, that the foregoing shall not prohibit (i) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Credit Documents, (ii) the Swingline Lender from exercising the rights and remedies that inure to its benefit (solely in its capacity as Swingline Lender) hereunder and under the other Credit Documents, (iii) any Lender from exercising setoff rights in accordance with Section 9.8 (subject to the terms of Section 2.11), or (iv) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Credit Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Credit Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 7.2 and (ii) in addition to the matters set forth in clauses (ii), (iii) and (iv) of the preceding proviso and subject to Section 2.11, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders.
Section 9.4    Expenses; Indemnity; Damage Waiver.
(a)    Attorney Costs, Expenses and Taxes. Each Borrower agrees (a) to pay or reimburse the Administrative Agent and WFS for all reasonable and documented out-of-pocket costs and expenses incurred in connection with the development, preparation, negotiation and execution of this Agreement and the other Credit Documents and any amendment, waiver, consent or other modification of the provisions hereof and thereof (whether or not the transactions contemplated thereby are consummated), and the consummation and administration of the transactions contemplated hereby and thereby, including all Attorney Costs, and (b) to pay or reimburse the Administrative Agent and each Lender for all reasonable and documented out-of-pocket costs and expenses incurred in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or the other Credit Documents (including all such costs and expenses incurred during any “workout” or restructuring in respect of the Obligations and during any legal proceeding, including any proceeding under any Debtor Relief Law), including all Attorney Costs. The foregoing costs and expenses shall include any search, filing, recording, title insurance and appraisal charges and fees and taxes related thereto and the cost of independent public accountants and other outside experts retained by the Administrative Agent or any Lender.

172104678

(b)    Indemnification by the Borrowers. Each Borrower shall indemnify and hold harmless the Administrative Agent, each Lender and each Related Party of any of the foregoing Persons (collectively the “Indemnitees”) from and against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way relating to or arising out of or in connection with (i) the execution, delivery, enforcement, performance or administration of any Credit Document or any other agreement, letter or instrument delivered in connection with the transactions contemplated thereby or the consummation of the transactions contemplated thereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Credit Documents, (ii) any Commitment or Loan or the use or proposed use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by the Company or any Subsidiary, or any Environmental Claim related in any way to the Company or any Subsidiary, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding) and regardless of whether any Indemnitee is a party thereto (all the foregoing, collectively, the “Indemnified Liabilities”), in all cases, whether or not caused by or arising, in whole or in part, out of the negligence of the Indemnitee; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements (A) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee or such Indemnitee’s material breach of its obligations hereunder or under any other Credit Document or (B) any dispute solely among Indemnitees, other than any dispute against an Indemnitee in its capacity or in fulfilling its role as the Administrative Agent or Arranger or any similar role hereunder or under the Credit Documents, and other than any disputes arising out of any act or omission on the part of the Company or any of its Subsidiaries or Affiliates. No Borrower shall have any reimbursement obligation in respect of any legal or other expenses (including Attorney Costs) incurred in connection with investigating or defending against any of the foregoing if the same is due to any event described in clause (A) of the final proviso of the immediately preceding sentence. No Indemnitee shall be liable for any damages arising from the use by others of any information or other materials obtained through SyndTrak or other similar information transmission systems in connection with this Agreement except to the extent such liabilities resulted from the gross negligence of or willful misconduct of such Indemnitee, nor shall any Indemnitee have any liability for any indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages) relating to this Agreement or any other Credit Document or arising out of its activities in connection herewith or therewith (whether before or after the Closing Date). This Section 9.4(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim.

172104678

(c)    Reimbursement by Lenders. To the extent that any Borrower for any reason fails to indefeasibly pay any amount required under subsection (a) or (b) of this Section 9.4 to be paid by it to the Administrative Agent (or any sub-agent thereof), the Swingline Lender or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), the Swingline Lender or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s share of the Total Credit Exposure at such time, or if the Total Credit Exposure has been reduced to zero, then based on such Lender’s share of the Total Credit Exposure immediately prior to such reduction) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender), such payment to be made severally among them based on such Lender’s Commitment Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought); provided that with respect to such unpaid amounts owed to the Swingline Lender solely in its capacity as such, only the Revolving Credit Lenders shall be required to pay such unpaid amounts, such payment to be made severally among them based on such Revolving Credit Lenders’ Revolving Credit Commitment Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought or, if the Revolving Credit Commitment has been reduced to zero as of such time, determined immediately prior to such reduction); provided further that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) or the Swingline Lender in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) or the Swingline Lender in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.10(e).
(d)    Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable Law, no Borrower shall assert, and each Borrower hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Credit Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby or any Loan or the use of the proceeds thereof. No Indemnitee referred to in clause (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Credit Documents or the transactions contemplated hereby or thereby.
(e)    Payments. All amounts due under this Section 9.4 shall be payable within ten Business Days after demand therefor.
(f)    Survival. The agreements in this Section shall survive the resignation of the Administrative Agent and the Swingline Lender, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations.
Section 9.5    Payments Set Aside. To the extent that any payment by or on behalf of any Borrower is made to the Administrative Agent or any Lender, or the Administrative Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such set-off or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the applicable Overnight Rate from time to time in effect, in the applicable Currency of such recovery or payment. The obligations of the Lenders under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.
Section 9.6    Successors and Assigns.

172104678

(a)    Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (e) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.
(b)    Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment(s) and the Loans (which for purposes of this Section 9.6(b) includes participations in Swingline Loans) at the time owing to it); provided that (in each case with respect to any Facility) any such assignment shall be subject to the following conditions:
(i)    Minimum Amounts.
(A)    in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and/or the Loans at the time owing to it (in each case with respect to any Facility) or contemporaneous assignments to related Approved Funds (determined after giving effect to such assignments) that equal at least the amount specified in paragraph (b)(i)(B) of this Section in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and
(B)    in any case not described in subsection (b)(i)(A) of this Section, the aggregate amount of the applicable Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000 unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Company otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that the Company shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof.
(ii)    Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned, except that this clause (ii) shall not (A) apply to the Swingline Lender’s rights and obligations in respect of Swingline Loans or (B) prohibit any Lender from assigning all or a portion of its rights and obligations among the separate credit facilities provided hereunder on a non-pro rata basis.
(iii)    Required Consents. No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section and, in addition:

172104678

(A)    the consent of the Company (such consent not to be unreasonably withheld or delayed) shall be required unless (1) an Event of Default has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided, that the Company shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof;
(B)    the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of (i) any Revolving Credit Commitment if such assignment is to a Person that is not a Lender with a Revolving Credit Commitment, an Affiliate of such Lender or an Approved Fund with respect to such Lender or (ii) the Term Loans to a Person who is not a Lender, an Affiliate of a Lender or an Approved Fund; and
(C)    the consent of the Swingline Lender (such consent not to be unreasonably withheld or delayed) shall be required for any assignment in respect of the Revolving Credit Facility.
(iv)    Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500 for each assignment; provided that (A) only one such fee will be payable in connection with simultaneous assignments to two or more related Approved Funds by a Lender and (B) the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.
(v)    No Assignment to Certain Persons. No such assignment shall be made to (A) the Company or any of the Company’s Subsidiaries or Affiliates, (B) any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B) or (C) to a natural person (or to a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural Person).
(vi)    Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Company and the Administrative Agent, the applicable pro rata share of Loans previously requested, but not funded by, the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (A) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent and each Lender hereunder (and interest accrued thereon), and (B) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Swingline Loans in accordance with its Commitment Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this subsection, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

172104678

Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 3.1, 3.4, 3.5 and 9.4 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Upon request, each Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section (other than a purported assignment to a natural Person or any Borrower or any Borrower’s Subsidiaries or Affiliates, which shall be null and void).
(c)    Register. The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrowers, shall maintain at the Administrative Agent’s Office a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent demonstrable error, and the Borrowers, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by any Borrower and any Lender (but only to the extent of entries in the Register that are applicable to such Lender), at any reasonable time and from time to time upon reasonable prior notice.
(d)    Participations. Any Lender may at any time, without the consent of, or notice to, any Borrower, the Administrative Agent or the Swingline Lender, sell participations to any Person (other than a Defaulting Lender, a natural person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person) or the Company or any of the Company’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment(s) and/or the Loans (including such Lender’s participations in Swingline Loans) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers, the Administrative Agent and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity and reimbursement obligations under Section 9.4(c) without regard to the existence of any participation.

172104678

Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 9.1 that directly and adversely affects such Participant. Each Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.1, 3.4 and 3.5 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section (it being understood that the documentation required under Section 3.1(e) shall be delivered to the Lender who sells the participation) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Section 3.6 as if it were an assignee under subsection (b) of this Section and (B) shall not be entitled to receive any greater payment under Sections 3.1 or 3.4, with respect to any participation, than the Lender from whom it acquired the applicable participation would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Company’s request and expense, to use reasonable efforts to cooperate with the Borrowers to effectuate the provisions of Section 3.6 with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.8 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.11 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Credit Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Credit Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) or Proposed Section 1.163-5(b) of the United States Treasury Regulations (or, in each case, any amended or successor version). The entries in the Participant Register shall be conclusive absent demonstrable error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.
(e)    Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note(s), if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or any central bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

172104678

Section 9.7    Confidentiality. Each of the Administrative Agent and the Lenders agrees it will use its best efforts not to disclose and to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent required or requested by, or required to be disclosed to, any regulatory or similar authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners) or in accordance with the Administrative Agent’s or any Lender’s regulatory compliance policy if the Administrative Agent or such Lender, as applicable, deems such disclosure to be necessary for the mitigation of claims by those authorities against the Administrative Agent or such Lender, as applicable, or any of its Related Parties (in which case, the Administrative Agent or such Lender, as applicable, shall use commercially reasonable efforts to, except with respect to any audit or examination conducted by bank accountants or any governmental bank regulatory authority exercising examination or regulatory authority, promptly notify the Company, in advance, to the extent practicable and otherwise permitted by applicable Law), (c) to the extent required by applicable laws or regulations or in any legal, judicial, administrative proceeding or other compulsory process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Credit Document or any action or proceeding relating to this Agreement or any other Credit Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or any Eligible Assignee invited to be a Lender pursuant to Section 2.13 or 2.14 and, in each case, their respective financing sources or (ii) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to any Borrower and its obligations, this Agreement or payments hereunder, (g) on a confidential basis to (i) any rating agency in connection with rating the Company or its Subsidiaries or the credit facilities provided hereunder or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the credit facilities provided hereunder, (h) with the consent of the Company, (i) to the extent such Information (x) is or becomes publicly available other than as a result of a breach of this Section, (y) is or becomes available to the Administrative Agent or any Lender or any of their respective Affiliates on a nonconfidential basis from a source other than the Company or (z) is independently developed by such Person, (j) to the extent required by an insurance company in connection with providing insurance coverage or providing reimbursement pursuant to this Agreement or (k) for purposes of establishing a “due diligence” defense. In addition, the Administrative Agent and the Lenders may disclose the existence of this Agreement and publicly available information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to the Agents and the Lenders in connection with the administration of this Agreement, the other Credit Documents, and the Commitments. For purposes of this Section, “Information” means all information received from the Company or any Subsidiary relating to the Company or any Subsidiary or any of their respective business. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.
Each of the Administrative Agent and the Lenders acknowledges that (a) the Information may include material non-public information concerning the Company or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including Federal and state securities Laws.

172104678

Section 9.8    Set-off. In addition to any rights and remedies of the Lenders provided by law, upon the occurrence and during the continuance of any Event of Default, each Lender and each of their respective Affiliates is authorized at any time and from time to time, without prior notice to any Borrower, any such prior notice being waived by each Borrower to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held by, and other obligations (in whatever currency) at any time owing by, such Lender or any such Affiliate to or for the credit or the account of any Borrower against any and all Obligations constituting a payment obligation owing to such Lender or their respective Affiliates hereunder or under any other Credit Document, now or hereafter existing, irrespective of whether or not the Administrative Agent or such Lender shall have made demand under this Agreement or any other Credit Document and although such Obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit or obligation; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.12 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. Each Lender agrees promptly to notify the Company and the Administrative Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.
Section 9.9    Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Credit Document, the interest paid or agreed to be paid to any Lender under the Credit Documents shall not exceed the maximum rate of non-usurious interest permitted for such Lender by applicable Law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the applicable Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.
Section 9.10    Counterparts; Electronic Execution.
(a)    Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Except as provided in Section 4.1, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (e.g., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

172104678

(b)    Electronic Execution. The words “execute,” “execution,” “signed,” “signature,” “delivery” and words of like import in or related to this Agreement, any other Credit Document or any document, amendment, approval, consent, waiver, modification, information, notice, certificate, report, statement, disclosure, or authorization to be signed or delivered in connection with this Agreement or any other Credit Document or the transactions contemplated hereby shall be deemed to include Electronic Signatures or execution in the form of an Electronic Record, and contract formations on electronic platforms approved by the Administrative Agent, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Each party hereto agrees that any Electronic Signature or execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the parties of a manually signed paper which has been converted into electronic form (such as scanned into PDF format), or an electronically signed paper converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided that, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature from any party hereto, the Administrative Agent and the other parties hereto shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the executing party without further verification and (b) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by an original manually executed counterpart thereof. Without limiting the generality of the foregoing, each party hereto hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and any of the Credit Parties, electronic images of this Agreement or any other Credit Document (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity or enforceability of the Credit Documents based solely on the lack of paper original copies of any Credit Documents, including with respect to any signature pages thereto.
Section 9.11    Integration. This Agreement, together with the other Credit Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. In the event of any conflict between the provisions of this Agreement and those of any other Credit Document, the provisions of this Agreement shall control; provided that the inclusion of supplemental rights or remedies in favor of the Administrative Agent or the Lenders in any other Credit Document shall not be deemed a conflict with this Agreement. Each Credit Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof.
Section 9.12    Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Credit Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Borrowing, and shall continue in full force and effect with respect to the date as to which they were made as long as any Loan or any other Obligation constituting a payment obligation (other than contingent indemnity obligations) hereunder shall remain unpaid or unsatisfied.

172104678

Section 9.13    Severability. If any provision of this Agreement or the other Credit Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Credit Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 9.13, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent or the Swingline Lender, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited.
Section 9.14    Governing Law; Submission to Jurisdiction; Etc.
(a)    Governing Law. THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT (EXCEPT, AS TO ANY OTHER CREDIT DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(b)    Submission to Jurisdiction. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS AGREEMENT OR IN ANY OTHER CREDIT DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT AGAINST ANY BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
(c)    Waiver of Venue. Each party hereto irrevocably and unconditionally waives, to the fullest extent permitted by applicable Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Credit Document in any court referred to in subsection (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(d)    Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 9.2. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by applicable Law.

172104678

Section 9.15    Waiver of Right to Trial by Jury. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
Section 9.16    No Advisory or Fiduciary Responsibility.
(a)    In connection with all aspects of each transaction contemplated hereby, each Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that (i) the facilities provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Credit Document) are an arm’s-length commercial transaction between such Borrower and its Affiliates, on the one hand, and the Administrative Agent, the Arrangers and the Lenders, on the other hand, and each Borrower is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated hereby and by the other Credit Documents (including any amendment, waiver or other modification hereof or thereof), (ii) in connection with the process leading to such transaction, each of the Administrative Agent, the Arrangers and the Lenders is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary, for any Borrower or any of its Affiliates, stockholders, creditors or employees or any other Person, (iii) none of the Administrative Agent, the Arrangers or the Lenders has assumed or will assume an advisory, agency or fiduciary responsibility in favor of any Borrower with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Credit Document (irrespective of whether any Arranger or Lender has advised or is currently advising any Borrower or any of its Affiliates on other matters) and none of the Administrative Agent, the Arrangers or the Lenders has any obligation to any Borrower or any of its Affiliates with respect to the financing transactions contemplated hereby except those obligations expressly set forth herein and in the other Credit Documents, (iv) the Arrangers and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from, and may conflict with, those of the Borrowers and their respective Affiliates, and none of the Administrative Agent, the Arrangers or the Lenders has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship and (v) the Administrative Agent, the Arrangers and the Lenders have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Credit Document) and the Credit Parties have consulted their own legal, accounting, regulatory and tax advisors to the extent they have deemed appropriate.
(b)    Each Credit Party acknowledges and agrees that each Lender, the Arrangers and any Affiliate thereof may lend money to, invest in, and generally engage in any kind of business with, any of any Borrower, any Affiliate thereof or any other Person that may do business with or own securities of any of the foregoing, all as if such Lender, Arranger or Affiliate thereof were not a Lender or Arranger or an Affiliate thereof (or an agent or any other person with any similar role under the credit facilities provided herein) and without any duty to account therefor to any other Lender, the Arrangers, any Borrower or any Affiliate of the foregoing.  Each Lender, the Arrangers and any Affiliate thereof may accept fees and other consideration from any Borrower or any Affiliate thereof for services in connection with this Agreement, the credit facilities provided herein or otherwise without having to account for the same to any other Lender, the Arrangers, any Borrower or any Affiliate of the foregoing.

172104678

Section 9.17    USA PATRIOT Act Notice; Anti-Money Laundering Laws    . Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies each Loan Party that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001), as amended) (the “PATRIOT Act”) or any other Anti-Money Laundering Laws, it is required to obtain, verify and record information that identifies the Loan Parties, which information includes the name and address of each Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify each Loan Party in accordance with the PATRIOT Act or such other Anti-Money Laundering Laws. Each Loan Party shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and Anti-Money Laundering Laws, including the PATRIOT Act.
Section 9.18    Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Credit Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of each Borrower in respect of any such sum due from it to the Administrative Agent or any Lender hereunder or under the other Credit Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent or any Lender, as the case may be, of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent or any Lender, as the case may be, may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent or any Lender from any Borrower in the Agreement Currency, such Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or any Lender, as the case may be, against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent or any Lender in such currency, the Administrative Agent or such Lender, as the case may be, agrees to return the amount of any excess to such Borrower (or to any other Person who may be entitled thereto under applicable law).
Section 9.19    Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Credit Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

(b)    the effects of any Bail-In Action on any such liability, including, if applicable:

(i)    a reduction in full or in part or cancellation of any such liability;

(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Credit Document; or

(iii)    the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.

172104678

Section 9.20    Acknowledgement Regarding Any Supported QFCs. To the extent that the Credit Documents provide support, through a guarantee or otherwise, for Hedge Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and, each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the FDIC under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Credit Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):
(a)    In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Credit Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Credit Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
(b)    As used in this Section 9.20, the following terms have the following meanings:
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Covered Entity” means any of the following:
(i)    a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);
(ii)    a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or
(iii)    a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

172104678

Section 9.21    Amendment and Restatement; No Novation. This Agreement constitutes an amendment and restatement of the Existing Credit Agreement, effective from and after the Closing Date. The execution and delivery of this Agreement shall not constitute a novation of any indebtedness or other obligations owing to the Lenders or the Administrative Agent under the Existing Credit Agreement based on facts or events occurring or existing prior to the execution and delivery of this Agreement. On the Closing Date, the credit facilities described in the Existing Credit Agreement shall be amended, supplemented, modified and restated in their entirety by the facilities described herein, and all loans and other obligations of the Borrowers outstanding as of such date under the Existing Credit Agreement, shall be deemed to be loans and obligations outstanding under the corresponding facilities described herein (it being acknowledged and agreed that the Revolving Credit Facility is the corresponding facility for the Revolving Credit (UK) Facility (as defined in the Existing Credit Agreement)), without any further action by any Person, except that the Administrative Agent shall make such transfers of funds as are necessary in order that the outstanding balance of such Loans, together with any Revolving Credit Loans funded on the Closing Date, reflect the respective Commitments and Loans of the Lenders hereunder.
[~~Remainder of page~~Signature pages intentionally ~~left blank~~omitted]

172104678

Annex B

Exhibit A (Borrowing Notice)

See attached.

172104800

EXHIBIT A
to
Amended and Restated Credit Agreement
dated as of June 30, 2021
by and among
AptarGroup, Inc.
and
AptarGroup UK Holdings Limited,
as Borrowers,
the Lenders referred to therein,
as Lenders,
and
Wells Fargo Bank, National Association,
as Administrative Agent

FORM OF BORROWING NOTICE

172104800

BORROWING NOTICE

Dated as of: _____________, 20__

Wells Fargo Bank, National Association,
as Administrative Agent
MAC D 1109-019
1525 West W.T. Harris Blvd.
Charlotte, North Carolina 28262
Attention: Syndication Agency Services
E-mail Address: agencyservices.requests@wellsfargo.com

Ladies and Gentlemen:

This Borrowing Notice is delivered to you pursuant to Section 2.2 of the Amended and Restated Credit Agreement dated as of June 30, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among AptarGroup, Inc., a Delaware corporation (the “Company”), AptarGroup UK Holdings Limited, a private limited company organized under the laws of England (the “UK Borrower”; together with the Company, collectively the “Borrowers” and each a “Borrower”), the lenders from time to time party thereto, as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.
The undersigned hereby requests on behalf of the Borrower referenced in item 6 below (select one):
A Borrowing of [Revolving Credit Loans] [Term Loans] [Swingline Loans]
A conversion or continuation of [Base Rate Loans] [Eurocurrency Rate Loans] [Term SOFR Loans] that are [Revolving Credit Loans] [Term Loans]
1.    On _____________________ (a Business Day).
2.    In the amount of ________________________.
3.    In the case of a [Revolving Credit Borrowing] [Term Loan Borrowing], [comprised of] [as] [Base Rate Loans] [Eurocurrency Rate Loans] [Term SOFR Loans] [Daily Simple RFR Loans].
4.    In the following currency _________________.
5.    In the case of a Borrowing of [Eurocurrency Rate Loans] [Term SOFR Loans], with an Interest Period of ___ months.
6.    On behalf of ___________________________.[insert name of applicable Borrower]

172104800

The aggregate principal amount of all Loans outstanding as of the date hereof [(including the Loan(s) requested herein)] 1 does not exceed the maximum amount permitted to be outstanding pursuant to the terms of the Credit Agreement. [All of the conditions applicable to the Borrowing requested herein as set forth in the Credit Agreement have been satisfied as of the date hereof and will remain satisfied to the date of such Borrowing.]2
[Signature Page Follows]

1 Include bracketed sentence except in the case of a conversion or continuation of Loans.
2 Include bracketed sentence except in the case of a conversion or continuation of Loans.
172104800

IN WITNESS WHEREOF, the undersigned has executed this Borrowing Notice as of the day and year first written above.

APTARGROUP, INC.

By:
Name:
Title:

172104800